UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☐	Soliciting Material Pursuant to §240.14a-12
REPUBLIC SERVICES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Sustainability in Action™

HEIL
HYSTER
REPUBLIC SERVICES
210-304-2700
RepublicServices.com
CAUTION

2025 Proxy Statement & Notice of Annual Meeting of Shareholders

In 2024, Republic Services positively impacted **5.1 million** people through our Foundation and Community Grants, creating sustainable neighborhoods through strong community partnerships.

Good neighbors
building strong neighborhoods™
REPUBLIC SERVICES

SUSTAINABILITY IN ACTION

Dear Shareholders,

The Republic Services team achieved another strong year in 2024 by effectively executing our strategy to meet customer needs and drive profitable growth. Beyond delivering financial success, we had a meaningful impact on our customers and communities. Our 2024 financial highlights include:

-	7% revenue growth compared to 2023
-	$6.49 earnings per share, a 19% increase year-over-year, and $6.46 adjusted earnings per share(1), a 15% increase vs. 2023
-	$3.94 billion in cash flow from operations, a 9% year-over-year increase, and $2.18 billion in adjusted free cash flow(1), a 10% increase vs. 2023
-	$1.18 billion returned to shareholders through dividends and share repurchases

Strategic Growth and Innovation

Our integrated growth approach spans three key areas: recycling and waste, environmental solutions, and sustainability innovation. Strengthening our position in any one of these areas fuels additional opportunities across the others. Combined with our leadership in Customer Zeal, Digital and Sustainability, we maintain strong customer retention while leveraging technology and strategic focus to drive long-term stakeholder value.

Our commitment to circularity and decarbonization positions us to leverage sustainability as a platform for continued growth. We are making significant progress toward our 2030 Sustainability Goals, including:

-	Achieving bottle-to-bottle plastics circularity through North America’s first vertically integrated Polymer Center network
-	Expanding sustainable packaging solutions via Blue Polymers, a joint venture with Ravago, to meet increasing demand for custom-blended recycled resin
-	Advancing decarbonization through the largest build-out of renewable natural gas (RNG) projects in the U.S., in partnership with Archaea Energy, a bp company
-	Leading fleet electrification with the industry’s largest EV fleet on the road today

Guided by Values, Driven by People

We achieve results the right way, guided by our core values: Safe, Committed to Serve, Environmentally Responsible, Driven and Human-Centered. Our 42,000 dedicated team members are the foundation of our success, consistently exceeding customer expectations while maintaining employee engagement scores above national benchmarks.

Our 2024 achievements demonstrate the positive impact we create, and we are well-positioned for continued growth. Thank you for your trust and partnership as we continue to put Sustainability in Action.

We invite you to join our virtual Annual Meeting of Shareholders at 10:30 a.m. Pacific Time on Monday, May 19, 2025, via webcast at www.virtualshareholdermeeting.com/RSG2025.

MANNY KADRE Chairman of the Board	JON VANDER ARK President and Chief Executive Officer

(1)

Adjusted earnings per share (“EPS”) and adjusted free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 101.

Republic Services, Inc. 2025 Proxy Statement	|	3

REPUBLIC
SERVICES
210-304-2700
RepublicServices.com

Notice of the 2025 Annual Meeting of Shareholders

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2025 ANNUAL MEETING OF SHAREHOLDERS (THE “ANNUAL MEETING”) OF REPUBLIC SERVICES, INC., A DELAWARE CORPORATION (THE “COMPANY”). THIS PROXY STATEMENT RELATING TO THE ANNUAL MEETING AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2024 ARE AVAILABLE AT WWW.PROXYVOTE.COM.

DATE: Monday, May 19, 2025

TIME: 10:30 a.m., Pacific Time

PLACE: Via webcast at www.virtualshareholdermeeting.com/RSG2025

ITEMS OF BUSINESS

1.	To elect the 12 director nominees listed in this proxy statement to serve until the 2026 annual meeting of shareholders or until their respective successors are duly elected and qualified;
2.	To hold an advisory vote to approve our named executive officer compensation;
3.	To ratify the appointment of our independent registered public accounting firm for 2025; and
4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

RECORD DATE

Only shareholders of record at the close of business on March 24, 2025 are entitled to notice of and to vote at the Annual Meeting or any adjournment of it. A list of such shareholders will be available commencing April 7, 2025 and may be examined prior to the Annual Meeting at our corporate headquarters during normal business hours.

AVAILABILITY OF PROXY MATERIALS

We are pleased to utilize Securities and Exchange Commission rules that allow us to furnish these proxy materials and our Annual Report on Form 10-K in digital form online. Shareholders of record will be mailed a Notice of Internet Availability of Proxy Materials, which provides instructions on how to access the proxy materials and our Annual Report on Form 10-K online and, if they prefer, how to request paper copies of these materials. We believe providing these materials online enables us to reduce the environmental impact of our Annual Meeting and lower our printing and delivery costs while providing shareholders with the information they need more quickly and efficiently.

PROXY VOTING

Your participation at our Annual Meeting is important. To ensure your representation, if you do not expect to participate in the virtual meeting, please vote your shares as instructed in your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card at your earliest convenience. Your prompt return of proxies will ensure a quorum and save us the expense of further solicitation.

VIRTUAL MEETING

We will hold this year’s Annual Meeting in a virtual meeting format only. Shareholders of record at the close of business on March 24, 2025 may attend the Annual Meeting as well as vote and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/RSG2025 and entering the 16-digit control number included in our Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The format of the Annual Meeting will ensure that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting.

By Order of the Board of Directors,

CATHARINE D. ELLINGSEN

Executive Vice President, Chief Legal Officer,

Chief Ethics & Compliance Officer, and Corporate Secretary

Phoenix, AZ

April 7, 2025

Republic Services, Inc. 2025 Proxy Statement	|	5

Key Proxy Information

Director Skills, Experience, and Background (page 17)

Shareholder Engagement (page 34)

Risk Oversight (page 37)

Sustainability and Corporate Responsibility (page 41) Talent (page 44)

Compensation Discussion & Analysis (page 55)

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Words such as “expect,” “will,” “may,” “anticipate,” “plan,” “estimate,” “project,” “intend,” “should,” “can,” “likely,” “could,” and similar expressions are intended to identify forward-looking statements. These statements include information about our plans, strategies and prospects. Forward-looking statements are not guarantees of performance. These statements are based upon the current beliefs and expectations of our management and are subject to risk and uncertainties that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, such expectations may not prove to be correct. Among the factors that could cause actual results to differ materially from the expectations expressed in the forward-looking statements are general economic and market conditions, including inflation and changes in fuel, interest rates, labor, risk, health insurance and other variable costs that generally are not within our control, our ability to effectively integrate and manage companies we acquire and to realize the anticipated benefits of any such acquisitions, acts of war, riots or terrorism, and the impact of these acts on economic, financial and social conditions in the United States, as well as our dependence on large, long-term collection, transfer and disposal contracts. More information on factors that could cause actual results or events to differ materially from those anticipated is included in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2024, particularly under Part I, Item 1A – Risk Factors. Additionally, new risk factors emerge from time to time and it is not possible for us to predict all such risk factors, or to assess the impact such risk factors might have on our business. We undertake no obligation to update or publish revised forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proxy Summary

We are providing this proxy statement (“Proxy Statement”) to shareholders in connection with the solicitation by the Board of Directors (the “Board”) of Republic Services, Inc., a Delaware corporation (“Republic,” “Republic Services,” the “Company,” “we,” “us” or “our”), of proxies to be voted at the annual meeting of shareholders to be held virtually on May 19, 2025 (the “Annual Meeting”), and at any adjournment thereof, for the purposes set forth in the accompanying notice. This proxy summary is intended to provide an overview of the items contained in this Proxy Statement. We encourage you to read the entire Proxy Statement prior to voting your shares.

ANNUAL MEETING OF SHAREHOLDERS

DATE AND TIME:	Monday, May 19, 2025 at 10:30 a.m., Pacific Time

PLACE:	Via webcast at www.virtualshareholdermeeting.com/RSG2025

RECORD DATE:	Shareholders as of March 24, 2025 are entitled to attend and vote

Proposals and Board Recommendations		BOARD’S RECOMMENDATION	PAGE REFERENCE

Proposal 1	Election of the 12 Director Nominees in this Proxy Statement	FOR	92

Proposal 2	Advisory Vote on Named Executive Officer Compensation	FOR	93

Proposal 3	Ratification of Independent Registered Public Accounting Firm for 2025	FOR	94

2024 Business and Performance Highlights

During 2024, we continued to create value for our shareholders. Our performance reflects our continued progress on our strategic priorities. We remain focused on executing our strategy designed to generate profitable growth by sustainably managing our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders. We outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance. Highlights of the year include:

7% TOTAL REVENUE GROWTH	$3.94B FULL-YEAR CASH PROVIDED BY OPERATING ACTIVITIES	18.6% EPS GREW 18.6% AND ADJUSTED EPS(1) GREW BY 15.2%

8.8% GROWTH IN CASH FROM OPERATING ACTIVITIES AND 10.0% GROWTH IN ADJUSTED FREE CASH FLOW(1)	$1.18B RETURNED TO SHAREHOLDERS THROUGH SHARE REPURCHASES AND DIVIDENDS	$358M INVESTED IN ACQUISITIONS

(1)

Adjusted EPS and adjusted free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 101.

8	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Talent Management Highlights

We’re dedicated to maintaining and expanding the human-centered practices that make us an employer of choice. In 2024, we continued to focus our talent management efforts around the core pillars of engagement, safety, inclusivity, recruitment, and continued development. Highlights of the year include:

42K EMPLOYEES	0 NUMBER OF EMPLOYEE FATALITIES	86 EMPLOYEE ENGAGEMENT SCORE, WITH 99% EMPLOYEE PARTICIPATION

Shareholder Outreach Highlights

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board. Highlights of the year include:

57% PERCENTAGE OF SHARES OUTSTANDING THAT WE REACHED OUT TO FOR ENGAGEMENT	57% PERCENTAGE OF SHARES OUTSTANDING THAT WE ENGAGED WITH	Board-Led MULTIPLE DIRECTORS PARTICIPATED IN ENGAGEMENTS WITH TOP SHAREHOLDERS DURING OUR ANNUAL ENGAGEMENT

Republic Services, Inc. 2025 Proxy Statement	|	9

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Sustainability Leadership

Our sustainability goals and practices are core to our business and are integrated into our business strategy as well as our long-term financial targets. Sustainable business practices are embedded in our day-to-day operations, which we believe improve our profitability and support long-term value creation for our shareholders. The Board is responsible for overseeing our management’s handling of environmental, social and enterprise risks, including physical and transition risks and opportunities associated with climate change. As a result of this ongoing commitment, we have been recognized for our leading performance in several key areas including employee engagement, ethics, innovation and climate change management and resiliency.

SUSTAINABILITY IN ACTION

We are partnering with our customers to create a more sustainable world. We are passionate about our role as responsible stewards of our customers’ waste, and we continue to make progress on our 2030 Sustainability Goals, which reaffirm our commitment to the elements of our sustainability platform: Safety, Talent, Climate Leadership and Communities.

10	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Nominees and Corporate Governance Highlights

The table below lists the names of our director nominees and the standing committees on which they serve as of the date of this Proxy Statement.

DIRECTOR NAME	AGE	DIRECTOR SINCE	COMMITTEES	INDEPENDENT

Manny Kadre (Chairman)	59	2014	—	✓

Michael A. Duffy	55	2020	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

Thomas W. Handley	70	2016	Talent & Compensation Committee (Chair) and Nominating & Corporate Governance Committee	✓

Jennifer M. Kirk	50	2016	Audit Committee (Chair) and Nominating & Corporate Governance Committee	✓

Michael Larson	65	2009	Nominating & Corporate Governance Committee (Chair), Finance Committee and Talent & Compensation Committee	✓

Norman Thomas Linebarger	62	2024	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

Meg Reynolds	60	2023	Audit Committee and Sustainability & Corporate Responsibility Committee	✓

James P. Snee	58	2018	Finance Committee (Chair), Nominating & Corporate Governance Committee and Talent & Compensation Committee	✓

Brian S. Tyler	58	2021	Finance Committee, Sustainability & Corporate Responsibility Committee and Talent & Compensation Committee	✓

Jon Vander Ark	49	2021	—

Sandra M. Volpe	57	2016	Sustainability & Corporate Responsibility Committee (Chair), Finance Committee and Nominating & Corporate Governance Committee	✓

Katharine B. Weymouth	58	2018	Audit Committee, Finance Committee and Talent & Compensation Committee	✓

Republic Services, Inc. 2025 Proxy Statement	|	11

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board Highlights

Our Board is comprised of highly engaged and skilled directors with varied experiences and backgrounds, who bring diverse perspectives to their oversight of our business, while representing the long-term interests of our shareholders.

Tomago Collins, who has served on our Board since 2013, will not be standing for re-election in 2025. Mr. Collins has been a valued member of our Board and we thank him for his contributions to the Company.

BOARD REFRESHMENT

We are committed to maintaining a Board that has a balanced mix of skills and attributes. We accomplish this through our active refreshment and director succession planning process. In February 2024, we added Norman Thomas Linebarger, former Chairman and CEO of Cummins Inc., to our Board. Mr. Linebarger’s extensive leadership and management experience in an industry focused on sustainable technologies enables him to offer the Board valuable insight into Republic’s strategic direction and growth.

BOARD PRACTICES

Our Board has developed a robust set of practices to help ensure appropriate composition and effective functioning. The Board maintains a regular Board evaluation process that is closely linked with ongoing succession planning and is committed to regular Board refreshment based on the Company’s current and future needs and strategic priorities. The following charts summarize the independence, tenure, age and diversity of our director nominees.

Corporate Governance Highlights

We continuously monitor developments and best practices in corporate governance and enhance our practices as warranted and based on shareholder feedback. Key features of our corporate governance practices are noted below:

✓	Shareholder Engagement Program with select participation of independent directors	✓	Clawback Policy More Robust than SEC and NYSE Requirements
✓	Proxy Access Right	✓	Board Evaluation Process
✓	Independent Board Chairman	✓	Formal Onboarding Program for New Directors
✓	Director and Executive Succession Planning	✓	Majority Vote Standard
✓	Majority Independent Board (11 of 12 director nominees)	✓	Deferral of Compensation for Directors (restricted stock units or cash)
✓	No Supermajority Vote Requirements	✓	One Share, One Vote Structure

✓	Shareholder Action by Written Consent	✓	Political Contributions Policy
✓	Independent Board Committees	✓	Mandatory Retirement Age for Directors

✓	Annual Director Elections	✓	Anti-Hedging and Anti-Pledging Policies
✓	Human Rights Policy	✓	Code of Business Ethics and Conduct for Board and Company employees
✓	Policy on Directors’ Service on Other Public Company Boards	✓	Supplier Code of Business Ethics and Conduct

12	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Executive Compensation Highlights

COMPONENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

The Talent & Compensation Committee is committed to a performance-based executive compensation program that enables us to attract, retain and motivate our leadership team to drive financial success and sustained shareholder value creation. The core compensation elements for the executive officers listed in the Summary Compensation Table (referred to as “named executive officers” or “NEOs”) are:

•	base salary;
•	annual cash incentive based on target; and
•	long-term incentive (“LTI”) awards based on targets, which are delivered in performance shares (“PSUs”) and restricted stock units (“RSUs”).

Our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance metrics, while our LTI metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interests between our executives and shareholders. Together, these metrics provide the appropriate balance in target total direct compensation (“Target TDC”) to drive financial and operational performance that will build long-term value for our shareholders.

2024 CEO Target TDC
Time-based
Performance-based
2024 Other NEO Target TDC (Avg.)
11%
22%
51%
16%
BASE SALARY
RSUs
Our RSUs are long-term awards that vest ratably over four years.
PSUs
Our PSUs are long-term performance-based awards that are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interests between our executives and shareholders.
40% Return on Invested Capital | 40% Cash Flow Value Creation
20% Relative Total Shareholder Return
ANNUAL INCENTIVE
Our annual incentive awards are designed to encourage profitable growth and are widely accepted by the investment community as important, short-term, performance-based awards.
50% Adjusted Earnings Per Share | 50% Adjusted Free Cash Flow | +/-10 percentage points for Sustainability Modifier
22%
21%
38%
19%

73%
of CEO Target TDC was delivered in equity that vests over three and four years.

59%
of Other NEO Target TDC was delivered in equity that vests over three and four years.

67%
of CEO Target TDC was performance-based.

57%
of Other NEO Target TDC was performance-based.

Republic Services, Inc. 2025 Proxy Statement	|	13

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

EXECUTIVE COMPENSATION LINK TO STRATEGY

Our compensation program is focused on achieving key financial results that support shareholder value creation. We maintain rigorous performance goals on a bottom-up basis, reflecting management initiatives, such as profitable revenue growth, controlled operating expenses, capital investment and M&A, and the impact of anticipated external factors, such as the macroeconomic environment, the Consumer Price Index (“CPI”) impact on pricing, commodity pricing and regulatory changes. Progress towards our sustainability goals is included within each of our management initiatives and therefore directly linked to our executive compensation. To align management incentives, our metrics and performance targets focus on factors that management can impact, rather than external factors that are outside of management’s control or ability to mitigate.

Annual incentives for senior executives including our NEOs are subject to adjustment, positively or negatively, of up to 10 percentage points based on the Company’s interim performance on sustainability goals focused on safety, talent and climate leadership. See the Executive Compensation Section of the Proxy Statement for further information regarding the sustainability modifier of our annual incentive program.

Compensation Governance Highlights

We have established a number of compensation best practices that help ensure our compensation program remains aligned with shareholder interests. Key features of these practices are noted below:

✓	Pay-for-Performance Incentive Structures	✓	Active Management of Dilution from Equity Plans

✓	Stock Ownership Guidelines for Senior Management and Directors (updated in 2024)	✓	No Dividends on Unearned PSUs

✓	Sustainability Modifier in Annual Incentive Program for Senior Management	✓	Limited Perquisites

✓	Independent Compensation Consultant	✓	No Excise Tax Gross-Ups

✓	Clawback Policy More Robust than SEC and NYSE Requirements	✓	No Hedging, Pledging or Short Sales

✓	Double Trigger Change in Control Provisions	✓	Annual Risk Assessment of Compensation Program

We encourage you to read the entire Proxy Statement for additional information prior to voting your shares.

14	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance

REPUBLIC’S BOARD OF DIRECTORS

Republic’s Board currently consists of 13 directors; however, Tomago Collins is not standing for re-election to the Board at the Annual Meeting. Mr. Collins has been on our Board for over 11 years and we greatly appreciate his many years of service. The Board has adopted a resolution reducing the size of the Board to 12 directors effective upon the Annual Meeting date.

The Board’s Nominating & Corporate Governance Committee (the “Governance Committee”) evaluated our 12 director nominees in accordance with the Governance Committee’s charter and our Corporate Governance Guidelines and submitted the nominees to the full Board for approval. We believe that each of our director nominees is highly qualified and collectively, they represent an ideal mix of experience, wisdom, integrity, and ability to advance Republic’s strategy and serve the interests of all our stakeholders.

Top row, from left to right: Jon Vander Ark, Norman Thomas Linebarger, James P. Snee, Meg Reynolds, Michael Larson, Michael A. Duffy, and Thomas W. Handley
Bottom row, from left to right: Tomago Collins, Katharine B. Weymouth, Manny Kadre, Sandra M. Volpe, Brian S. Tyler, and Jennifer M. Kirk

16	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DIRECTOR SKILLS, EXPERIENCE, AND BACKGROUND

Republic is an environmental services company providing essential services to customers. We operate in a highly technical, regulated, and competitive industry. As such, we require a Board that possesses a wide array of relevant skill sets to help us drive forward our long-term strategy. We seek directors who have a growth mindset, business judgment, integrity, professionalism, and a diverse set of experiences and perspectives.

Republic Services, Inc. 2025 Proxy Statement	|	17

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Listed below are the core skills and experiences we consider to be beneficial for our Board to possess.

Skills & Experience	Application to Republic Services
Executive (Active or retired Chair, CEO or COO)

As a leader in the environmental services industry with vertically integrated operations across the U.S. and Canada, the scale and intricacies of Republic’s business make it necessary to have directors who have experience leading their organizations. These directors provide valuable guidance and perspective when analyzing and overseeing complex financial, operational, and strategic decisions, and leading strong corporate governance practices.

Financial Accounting

As a publicly traded company with a North American footprint and diversified exposure to franchise, large urban and small to mid-sized markets, financial accounting experience enables Republic directors to advise on and provide oversight into risk management, financial reporting and internal control items.

Strategy

A focus on customer needs and sustainability is core to how Republic generates profitable growth. Directors with a background in developing and implementing the strategic direction of a company provide useful insight into operating and growing Republic’s business.

Finance/Investments

As a vertically integrated company in an industry where acquisitions often present an opportunity to drive growth and build scale, directors with knowledge of financial markets, financing, funding operations and merger integration bring useful insights to the Board, particularly given the role M&A has in Republic’s strategy. In addition, directors who possess a generic understanding of business cycles, capital markets and the investor perspective provide guidance on Republic’s capital allocation strategy and broader strategic positioning.

Marketing/Sales

As a customer-facing brand focused on growing new business, driving brand awareness and customer loyalty are important to Republic’s growth strategy. Directors with expertise in amplifying and enhancing effective corporate marketing strategies provide useful insight toward developing customer zeal, brand recognition and top-line revenue growth.

Technology/ Cybersecurity

A core aspect of Republic’s long-term strategy is using technology to differentiate our service offerings, improve customer satisfaction and drive operational efficiencies. Directors who are familiar with innovative technological strategies and understand emerging trends bring necessary perspectives to the Board regarding technology’s role in Republic’s strategy. In addition, Republic’s technology and cybersecurity programs are crucial to maintaining secure cybersecurity operations, delivering customer satisfaction and trust, which means directors with knowledge of cybersecurity risks and best practices provide valuable insight into oversight of these risks.

Operations/Logistics

Republic’s business is focused on providing a comprehensive set of integrated environmental services to customers as efficiently and safely as possible in a cost-effective manner. This includes planning vehicle routes, operating and maintaining facilities such as recycling processing centers and regenerative landfills, and managing the Company’s resources, such as equipment and personnel. Directors with experience strategizing, controlling and implementing logistics management systems can contribute valuable perspective and guidance to the Board on this essential element of Republic’s business.

HR/Talent

As a highly technical organization with employees that possess specialized skills in significant demand, directors that are able to provide guidance on attracting and retaining top talent, have experience managing the compensation of executives and other employees and have experience in succession planning are of immense value to the Board. Maintaining an engaged workforce and investing in employee development are also core to Republic’s talent strategy, an area where directors with human resources experience provide thoughtful insight.

Legal

As a publicly traded company and a provider of services in a highly regulated industry, directors with legal knowledge and background are beneficial to the Board in its oversight of Republic’s compliance on legal and regulatory matters.

Sustainability

Republic’s strategy is designed to generate profitable growth by partnering with customers to create a more sustainable world. As an environmental services company, directors with expertise in evolving issues around talent, inclusion and diversity, employee retention and development, employee safety, climate leadership and community engagement provide valuable guidance and insight to the Board when providing oversight on Republic’s sustainability efforts.

18	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Biographical Information Regarding Director Nominees

NEW FOR 2024

As a part of our commitment to active refreshment, the Board added Norman Thomas Linebarger, former Chairman and CEO of Cummins Inc., as a new director in 2024. Mr. Linebarger, who serves on the Audit Committee and the Sustainability & Corporate Responsibility Committee, brings 30 years of indispensable manufacturing and operations expertise to the Board.

BOARD REFRESHMENT

Manny Kadre CHAIRMAN OF THE BOARD SINCE MAR. 2017 DIRECTOR SINCE JUNE 2014 AGE: 59	Committees None

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Kadre is currently the Chief Executive Officer of Kollective Auto Group, a premium luxury retail automotive group, and previously was Chief Executive Officer of a number of beverage, automotive, healthcare and real estate companies.

Mr. Kadre has gained significant management and leadership experience from serving as Chief Executive Officer of these companies for over two decades. He brings to the Board valuable perspective on managing the strategic direction of organizations, particularly useful given Republic operates in a highly technical, regulated and competitive industry.

Throughout his career, Mr. Kadre has held leadership roles in acquiring, managing, and running several businesses, gaining valuable financial and strategy experience. These experiences enable him to provide guidance regarding Republic’s M&A opportunities, which is important given the role M&A plays in Republic’s strategy and Republic’s position in an industry where acquisitions present an opportunity to drive growth and build scale.

Mr. Kadre has extensive experience strategically positioning well-known, customer-facing brands to drive customer awareness and loyalty. His focus on using marketing efforts to heighten brand recognition, particularly for businesses in highly regulated industries, augments the Board’s ability to oversee and provide input on marketing and sales topics.

Through Mr. Kadre’s leadership roles at companies in highly regulated industries, including serving as General Counsel of beverage product distributor CC1 Companies, he offers the Board valuable expertise when assessing legal and regulatory matters. In addition, he has extensive public company experience having served on four public company boards; Republic, NeueHealth, The Home Depot, and Mednax.

CAREER HIGHLIGHTS

Kollective Auto Group, 2012 - Present

Chief Executive Officer

Gold Coast Caribbean Importers, 2005 - 2014

Chief Executive Officer

CC1 Companies, 1995 - 2009

President, Vice President, General Counsel and Secretary

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

NeueHealth (formerly Bright Health Group, Inc.), 2021 - Present

(Lead Independent Director, Chair of the Nominating and Corporate Governance Committee, Member of the Audit Committee and the Compensation and Human Capital Committee)

The Home Depot, Inc., 2018 - Present

(Member of the Audit Committee and the Finance Committee)

Mednax, Inc., 2007 - 2022

ADDITIONAL EXPERIENCE & SERVICE

Board of Trustees, University of Miami

Board of Directors, University of Miami Health System

Republic Services, Inc. 2025 Proxy Statement	|	19

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Michael A. Duffy DIRECTOR SINCE JULY 2020 AGE: 55	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILLSETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Duffy is a seasoned distribution, supply chain and retail executive with over 25 years of experience, and currently serves as the Chief Executive Officer of OnTrac, the largest regional e-commerce parcel carrier in the U.S.

Mr. Duffy has extensive leadership and chief executive experience from his roles at OnTrac, FleetPride, and C&S Wholesale Grocers.

In his roles as Chief Executive Officer of FleetPride and C&S Wholesale Grocers, Mr. Duffy developed and implemented strategic initiatives to drive the growth of these organizations.

Mr. Duffy managed complex supply chains for Cardinal Health and The Procter & Gamble Company through his roles as Global President of Supply Chain and Vice President of Global Supply Chain, respectively.

Through his chief executive experience at On Trac, FleetPride, and C&S Wholesale Grocers, Mr. Duffy has gained important perspective on human resources, talent, and labor topics.

CAREER HIGHLIGHTS

OnTrac, 2023 – Present

Chief Executive Officer

FleetPride, Inc., 2021 – 2023

Chief Executive Officer

C&S Wholesale Grocers, Inc., 2017 – 2020

Chief Executive Officer

Cardinal Health, Inc., 2006 – 2017

President, Hospital Solutions and Global Supply Chain President, Medical Products

Various executive positions with increasing responsibility

The Procter & Gamble Company, 2005 – 2006

Vice President, Global Supply Chain

Gillette Company, 2001 – 2005 (Acquired by P&G in 2005)

Vice President, North America Value Chain

New York Consulting Partners, 1997 –1999, 2000 – 2001

Partner

ADDITIONAL EXPERIENCE & SERVICE

Board Member, OnTrac

Board Member, FleetPride

Thomas W. Handley DIRECTOR SINCE JULY 2016 AGE: 70	Committees Talent & Compensation (Chair), Nominating & Corporate Governance

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Handley is a senior advisor and former Chief Operating Officer of Cascade Asset Management Company, the investment office for William H. Gates III, and the Gates Foundation Trust.

Mr. Handley’s experience as the former President and Chief Operating Officer of Ecolab, a hygiene and infection prevention solutions and services company, benefits the Board and management as they implement strategies for growth while operating in a safe, responsible and cost-effective manner.

Mr. Handley’s understanding of corporate strategic planning, business operations, sales and marketing gained during two decades in senior executive roles at The Procter & Gamble Company helps the Board oversee Republic’s brand and customer experience.

Mr. Handley’s expertise in business operations and information technology provides the Board governance skills with respect to field operations and cybersecurity which assists Republic in maintaining a strong digital capability.

Mr. Handley’s combined experience in corporate operations and investment management also supports the Board as it considers matters relating to corporate governance, investor relations, compensation, operational safety and sustainability.

CAREER HIGHLIGHTS

William H. Gates III, 2019 – Present

Senior Advisor and former Chief Operating Officer of Cascade Asset Management Company, the investment office for William H. Gates III, and the Gates Foundation Trust

Ecolab Inc., 2003 – 2019

President and Chief Operating Officer

Various other senior executive positions with increasing responsibility

The Procter & Gamble Company, 1981 – 2003

Vice President, Global Planning, Marketing and Always Global Franchise

Various positions in general and brand management both in the United States and internationally

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

HB Fuller Company, 2010 – Present

(Member of the Corporate Governance and Nominating Committee and Chair of the Audit Committee)

ADDITIONAL EXPERIENCE & SERVICE

Director and former director of various other private company and non-profit organizations

20	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Jennifer M. Kirk DIRECTOR SINCE JULY 2016 AGE: 50	Committees Audit (Chair), Nominating & Corporate Governance

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Beginning in May 2025, Ms. Kirk will serve as the Chief Executive Officer of Exubrion Therapeutics, a company focusing on injectable treatments for canine osteoarthritis. In her prior role, Ms. Kirk served as Senior Vice President, Global Controller and Chief Accounting Officer at Medtronic plc, a medical device company, for nearly five years.

With more than 25 years in finance and accounting roles, Ms. Kirk has deep experience in financial accounting and experience managing the financial activities and reporting of a multinational corporation. Ms. Kirk’s experience includes overseeing financial reporting across global locations, managing budgeting and forecasting processes, ensuring financial compliance with regulations and internal policies, conducting financial analysis for strategic decision-making, coordinating audits, and contributing to strategic planning and business growth initiatives. At Medtronic, she was responsible for maintaining financial integrity, transparency, and strategic financial leadership to support Medtronic’s global operations and long-term success.

During her over 20 years at Occidental Petroleum, Ms. Kirk held various positions, including Senior Vice President of Integration and Value Capture, where she led initiatives focused on technological innovation and cybersecurity.

Ms. Kirk has experience leading companies’ financial departments, particularly their financial support and financial business processes, providing useful perspectives on financial positioning and capital allocation.

Through Ms. Kirk’s time at Medtronic and Occidental Petroleum, she has extensive experience in overseeing compliance for organizations that operate in highly regulated industries.

CAREER HIGHLIGHTS

Exubrion Therapeutics, Beginning May 2025

Chief Executive Officer

Medtronic plc, 2021 – April 2025

Senior Vice President, Global Controller and Chief Accounting Officer

Occidental Petroleum Corporation, 1999 – 2020

Senior Vice President, Integration and Value Capture

Vice President, Controller and Chief Accounting Officer Various operational and HQ positions with increasing responsibility

Arthur Andersen LLP, 1996 – 1999

Responsibilities encompassed all areas of financial statement audits including planning, supervision and financial statement reporting at both a staff and senior level

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Sempra, 2024 - Present

(Member of the Audit Committee and Safety, Sustainability and Technology Committee)

Western Midstream Partners, LP, 2019 – 2020

ADDITIONAL EXPERIENCE & SERVICE

Board Member, Exubrion Therapeutics

Member, Chief Accounting Officer Network and the American Institute of Certified Public Accountants

Member, Healing with Horseplay

Republic Services, Inc. 2025 Proxy Statement	|	21

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Michael Larson DIRECTOR SINCE OCT. 2009 AGE: 65	Committees Nominating & Corporate Governance (Chair), Finance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Larson is the Chief Investment Officer of both Cascade Asset Management Company, the investment office for William H. Gates III, and the Gates Foundation Trust.

Over the course of his successful 40-year career as an investor, Mr. Larson has developed a deep understanding of global capital markets, business cycles and capital allocation. These experiences prove invaluable as the Board and management seek to drive growth and build scale.

Mr. Larson’s commitment to sound corporate governance enhances the Board’s ability to align the interests of Republic’s management, investors, shareholders and stakeholders.

Mr. Larson’s insight into sustainability issues also offers the Board unique perspective concerning matters vital to Republic’s business model including talent management, employee safety and climate leadership.

Mr. Larson brings to the Board a special appreciation of the interests of long-term shareholders, including the perspective of Republic’s largest shareholder, Cascade Investment, L.L.C.

CAREER HIGHLIGHTS

William H. Gates III, 1994 – present

Chief Investment Officer for William H. Gates III and the Gates Foundation Trust

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Ecolab Inc., 2012 – Present

(Chair of the Finance Committee and Member of the Safety, Health and Environment Committee)

Fomento Económico Mexicano, S.A.B.de C.V., 2011 – Present

ADDITIONAL EXPERIENCE & SERVICE

Member of the Western Asset Funds Board of Directors, Member of the Audit, Governance and Nominating, Executive and Contracts, and Investment and Performance Committees. Formerly served on the Board of Directors of AutoNation, Inc., Grupo Televisa, S.A.B., Hamilton Lane and Pan American Silver Corp.

Additional Experience, Prior to 1994

Harris Investment Management

Putnam Management Company

ARCO

22	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Norman Thomas Linebarger DIRECTOR SINCE FEB. 2024 AGE: 62	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Linebarger is the Chief Executive Officer, Energy Transformation for General Catalyst. Prior to that role, Mr. Linebarger served as Chairman and Chief Executive Officer of Cummins Inc., a publicly traded manufacturer of engines, generators, and electrified power solutions.

Mr. Linebarger’s tenure and senior leadership roles at Cummins have afforded him extensive leadership and management experience, enabling him to offer the Board valuable insight into Republic’s strategic direction and growth.

With 30 years of experience at a leading manufacturing company, Mr. Linebarger has developed indispensable logistics, manufacturing and operations expertise, allowing him to drive continued innovation and efficiency.

While overseeing Cummins’ evolution into a global leader with strong environmental stewardship and customer-focused solutions, Mr. Linebarger developed a deep understanding of sustainable technologies in highly regulated industries, which is critical to the Board as Republic strives to be a leader in environmental services.

As the former Vice President of Supply Chain Management at Cummins, Mr. Linebarger is adept at managing complex supply chains, which is beneficial as the Board oversees Republic’s national, vertically integrated operations.

CAREER HIGHLIGHTS

General Catalyst, 2025 – Present

Chief Executive Officer, Energy Transformation

Cummins Inc., 1993 – 2023

Chairman and Chief Executive Officer

President and Chief Operating Officer

Executive Vice President and President, Power Generation Business

Vice President and Chief Financial Officer

Vice President, Supply Chain Management

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Harley Davidson Inc., 2008 – Present

(Presiding Director, Member of the Human Resources Committee, Nominating and Corporate Governance Committee, and Sustainability and Safety Committee)

ADDITIONAL EXPERIENCE & SERVICE

Board Member, General Catalyst

Former Senior Advisor, McKinsey & Company

Former Member, Business Roundtable (BRT)

Former Member and Chair, Central Indiana Corporate Partnership (CICP)

Former Member and Co-Chair, Global Hydrogen Council

Former Member and Chair, U.S.-China Business Council

Republic Services, Inc. 2025 Proxy Statement	|	23

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Meg Reynolds DIRECTOR SINCE JULY 2023 AGE: 60	Committees Audit, Sustainability & Corporate Responsibility

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Reynolds is Co-Founder, Principal and Portfolio Manager at Westwood Global Investments, an international and emerging markets investment management firm with $13 billion in assets under management.

Ms. Reynolds’ extensive investment background from her experience at Westwood Global Investments, Fidelity Investments and Putnam Investor Services gives her valuable insights into capital markets and the global macroeconomic environment. As a portfolio manager for over 30 years, Ms. Reynolds has both depth and breadth of experience that enables her to provide valuable oversight with respect to risk management, financial reporting, and internal controls.

Her investment background brings a wealth of experience examining and assessing companies’ capital allocation strategies, which is important as Republic generates consistent earnings and free cash flow growth.

With nearly 35 years of broad investment experience, Ms. Reynolds brings to the Board a strong understanding of sustainability topics, which is critical as Republic focuses on sustainability as a platform for growth.

Ms. Reynolds’ robust not-for-profit board experience and passion for both her clients and communities gives her strong experience engaging with multiple stakeholders and understanding competing stakeholder priorities. This is important as community engagement and relations is central to Republic’s daily operations and success.

CAREER HIGHLIGHTS

Westwood Global Investments, 2003 – Present

Co-Founder, Principal and Portfolio Manager

Fidelity Investments, 1995 – 2003

Portfolio Manager, Latin America

Various Analyst & Associate Portfolio Manager Roles

Putnam Investor Services, 1986 – 1995

Various Analyst & Associate Roles

ADDITIONAL EXPERIENCE & SERVICE

Board Member, Member of Investment Committee, Catholic Schools Foundation

Board Member, Chair of Finance Committee, Member of Grant Committee, Kelly Brush Foundation

Board Member and Member of Finance Committee, Dana Farber Cancer Institute

Board Member, Member of Investment Committee, Member of Allocations Committee, Women’s Foundation of Boston

James P. Snee DIRECTOR SINCE JULY 2018 AGE: 58	Committees Finance (Chair), Nominating & Corporate Governance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Snee is the Chairman, President and Chief Executive Officer of Hormel Foods Corp., a global manufacturer and marketer of consumer-branded food.

Mr. Snee has extensive executive experience through his multiple leadership roles at Hormel Foods Corp., a publicly traded Fortune 500 company.

While overseeing the expanding global portfolio for Hormel Foods, Mr. Snee gained a depth of marketing experience helping customer-facing brands develop customer loyalty and brand awareness.

Mr. Snee has held multiple senior operational roles at Hormel Foods, a company that derives revenue from over 80 countries. In these roles, he has gained experience with logistics and operating large-scale organizations efficiently.

While leading Hormel Foods, Mr. Snee has developed a keen awareness of numerous sustainability factors, especially talent attraction and retention.

At Hormel Foods, Mr. Snee led the modernization of its technology and e-commerce capabilities.

CAREER HIGHLIGHTS

Hormel Foods Corporation, 1989 – Present

Chairman, President and Chief Executive Officer

President and Chief Operating Officer

Group Vice President and President, Hormel Foods International Corporation

Vice President and Senior Vice President, Hormel Foods International Corporation

Vice President, Affiliated Business Units

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Hormel Foods Corporation, 2015 – Present

(Chairman of the Board)

ADDITIONAL EXPERIENCE & SERVICE

Board and Executive Committee Member, Consumer Brands Association

Executive Board Member, North American Meat Institute

Board Member, The Hormel Foundation

24	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Brian S. Tyler DIRECTOR SINCE APR. 2021 AGE: 58	Committees Finance, Sustainability & Corporate Responsibility, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Mr. Tyler is the Chief Executive Officer of McKesson Corporation, a publicly traded $280 billion healthcare distribution and services firm.

Through his experiences at McKesson, Mr. Tyler has gained leadership experience, helping design, analyze, and execute on the company’s strategy.

With more than twenty-five years at McKesson, Mr. Tyler has developed valuable operations and logistics experience. This helps him oversee Republic’s ability to provide integrated environmental services to customers in an efficient and safe manner.

At McKesson, Mr. Tyler has assessed numerous potential transactions, including financing and funding options, and led the integration of acquired assets.

As the Chief Executive Officer of the leading healthcare distribution and services firm, Mr. Tyler understands the importance of making sustainability a core aspect of a company’s strategy.

In Mr. Tyler’s roles at McKesson, he has been focused on improving patient care and customer value. These efforts have provided him with experience in enhancing customer relationships, brand awareness, and customer loyalty.

CAREER HIGHLIGHTS

McKesson Corporation, 1997 – Present

Chief Executive Officer and President, McKesson Corporation

Chairman, McKesson Europe AG

President and Chief Operating Officer, McKesson Europe AG

President, North America Pharmaceutical Distribution & Services

Various executive positions with increasing responsibility

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

McKesson Corporation, 2019 – Present

ADDITIONAL EXPERIENCE & SERVICE

Board member, International Federation of Pharmaceutical Wholesalers (IFPW)

Republic Services, Inc. 2025 Proxy Statement	|	25

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Jon Vander Ark DIRECTOR SINCE JULY 2021 AGE: 49	Committees None

RELEVANT EXPERIENCE:

Mr. Vander Ark is President and Chief Executive Officer of Republic Services, Inc. He is responsible for driving its values-based culture and leading the Company’s strategy. He was instrumental in developing Republic’s strategy to partner with customers to create a more sustainable world. By executing this strategy, Republic now has a broad set of environmental services across the United States and Canada.

Mr. Vander Ark has extensive knowledge of the Company’s customer base and growth opportunities that he first developed as the Company’s Chief Marketing Officer. He played a critical role in building the Company’s capabilities in customer zeal, digital, and sustainability.

Mr. Vander Ark also gained extensive knowledge of the Company’s operating assets through a series of operating roles, culminating in his time as the Company’s Chief Operating Officer. He has spent extensive time visiting the Company’s 204 business units. This provides an unrivaled perspective on the Company’s talent, local competitive dynamics and the regulatory environment.

More recently, in Mr. Vander Ark’s time as President and CEO, he has helped develop a strategy to compete more broadly in environmental services while building world-class capabilities in customer zeal, digital, and sustainability.

Prior to joining Republic, Mr. Vander Ark’s role in consulting exposed him to a wide range of industries including automotive, logistics, and consumer durables. He developed deep expertise in marketing and sales serving leading global companies.

CAREER HIGHLIGHTS

Republic Services, Inc., 2013 – Present

President and Chief Executive Officer

Executive Vice President, Chief Operating Officer

Executive Vice President, Operations

Executive Vice President, Chief Marketing Officer

McKinsey & Company, 2000 – 2012

Partner

Associate Principal

Manager

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Lennox International, 2024 – Present

(Member of the Audit Committee and the Compensation and Human Resources Committee)

ADDITIONAL EXPERIENCE & SERVICE

Board member, Chances for Children

26	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Sandra M. Volpe DIRECTOR SINCE DEC. 2016 AGE: 57	Committees Sustainability & Corporate Responsibility (Chair), Finance, Nominating & Corporate Governance

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Volpe is the former Senior Vice President of Strategic Planning, Communications and Business Development Solutions at FedEx Ground.

Ms. Volpe led FedEx Ground in finance, strategic planning, communications, and business development for over two decades. This gives her a unique point of view on operations and logistics, including planning vehicle routes and operating and maintaining facilities.

In her roles at FedEx and Lender’s Service, Ms. Volpe developed an understanding of attracting and retaining talent, training and developing employees, and maintaining an engaged workforce.

Ms. Volpe has more than thirty years in financial and strategic planning roles at large global companies. Her knowledge of financial accounting allows her to support Republic with oversight on risk management, financial reporting, and internal control items.

Ms. Volpe’s career in financial and strategic planning brings important perspective to discussions regarding capital allocation and the strategic direction of Republic.

CAREER HIGHLIGHTS

FedEx Ground, 2000 – 2022

Senior Vice President, Strategic Planning, Communications and Business Development Solutions

Senior Vice President, Strategic Planning, Communications and Contractor Relations

Vice President, Strategic Planning

Vice President, Finance

Lender’s Service, Inc., 1993 – 2000

Director of Financial Planning and Analysis

Associate Vice President

ADDITIONAL EXPERIENCE & SERVICE

Board Member (former Board Chair), American Heart Association, Greater Pittsburgh Region

Board Member (former Executive Leadership Chair), Go Red for Women

Board Chair, American Heart Association, Eastern States

Board Chair, National Advisory Board for the Ambassador Crawford College of Business and Entrepreneurship at Kent State University

National Trustee, Kent State University Board of Trustees

FedEx 5 Star Award, FedEx Leadership Award, FedEx Corporation Bravo Zulu Award for Service, and Prudential Principle Player Award

2018 Spirit of Women in Business Award, Kent State University

Republic Services, Inc. 2025 Proxy Statement	|	27

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Katharine B. Weymouth DIRECTOR SINCE OCT. 2018 AGE: 58	Committees Audit, Finance, Talent & Compensation

EXPERIENCES AND SKILL SETS ALIGNED WITH BOARD CONTRIBUTIONS AND REPUBLIC’S STRATEGY:

Ms. Weymouth is currently a Venture Partner with Blu Venture Investors, a venture fund focused on investing in cybersecurity, healthtech, and B2B SaaS startups. Prior to her current role, Ms. Weymouth was the Chief Operating Officer at FamilyCare, a start-up in the mental health space.

Ms. Weymouth has executive leadership and strategy experience through numerous leadership positions at The Washington Post, including Publisher and Chief Executive Officer.

In her current role, Ms. Weymouth works with start-ups to develop effective growth strategies and operationalize innovative solutions. Additionally, Ms. Weymouth has held leadership roles at two start-ups, which has given her unique insight into building businesses, developing talent, and managing sustainability issues.

In her roles at the Washington Post, Ms. Weymouth led initiatives to modernize the newspaper’s digital platform to improve customer experience. She brings valuable points of view on how Republic can use technology to differentiate its service offering.

Ms. Weymouth’s legal experience from her time as the Assistant General Counsel at The Washington Post gives her a strong understanding of legal and regulatory considerations for high-profile industries.

CAREER HIGHLIGHTS

Blu Venture Investors, 2025 – Present

Venture Partner

FamilyCare, 2021 – 2025

Chief Operating Officer

The Chef Market (formerly dineXpert), 2017 – 2022

Senior Advisor

Chief Operating Officer

Chief Executive Officer

The Washington Post, 1996 – 2014

Chief Executive Officer and Publisher

Director of Advertising Sales

Vice President of Advertising

Assistant General Counsel

Various other legal and advertising positions with increasing responsibility

OTHER PUBLIC COMPANY DIRECTORSHIPS

(WITHIN THE LAST 5 YEARS)

Xometry, Inc., 2020 – Present

(Chair of the Nominating and Corporate Governance Committee and Member of the Audit Committee)

Sequoia Fund, Inc., 2020 – Present

(Member of the Audit Committee and the Nominating Committee)

Cable One, Inc., 2015 – Present

(Member of the Compensation and Talent Management Committee)

Graham Holdings Company, 2010 – Present

(Member of the Finance Committee and the Compensation Committee)

ADDITIONAL EXPERIENCE & SERVICE

Trustee, Philip L. Graham Fund

Trustee, Greater Washington Community Foundation

28	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Board of Directors and Corporate Governance Matters

We operate within a comprehensive corporate governance framework that defines responsibilities, sets high ethical standards of professional and personal conduct, and helps ensure compliance with these responsibilities and standards. The Board’s Corporate Governance Guidelines provide the framework for effective governance and are amended by the Board from time to time in response to changing laws, evolving best practices, and shareholder input.

BOARD LEADERSHIP STRUCTURE

We have a non-executive Chairman of the Board. The Board believes that having a non-executive, independent director serving as the Chairman of the Board is in the best interests of Republic and our shareholders because it strengthens the Board’s independence and allows the CEO to focus his talents and attention on managing our business. The Chairman of the Board is also a valuable bridge between the Board and management and provides independent leadership to the Board. Responsibilities of the Chairman role include:

•	setting the agenda and procedures for Board meetings in collaboration with the CEO;
•	presiding over all Board meetings;
•	supervising the circulation of information to the directors;
•

after consulting with the CEO and other directors, providing input to the Governance Committee regarding revisions to our Corporate Governance Guidelines and the appointment of chairs and members of the Board’s committees;

•	coordinating periodic reviews of senior management’s strategic plan;
•	shareholder engagement;
•	consulting with committee chairs about the retention of advisors and experts; and
•	performing such other duties and services as the Board may require.

The Chairman of the Board also has the authority to request access to any of our employees at any time.

Our Board has five standing committees — the Audit Committee, the Talent & Compensation Committee, the Finance Committee, the Governance Committee and the Sustainability & Corporate Responsibility Committee. Each committee consists solely of independent directors and has its own chair who is responsible for directing the committee’s work in fulfilling its responsibilities.

Board Meetings and Committees

NEW FOR 2024
ENHANCED DISCLOSURES ON BOARD ONBOARDING PROCESS AND DIRECTOR SUCCESSION PLANNING	We regularly update our disclosures to provide clarity on certain protocols, to reflect shareholder feedback, or to provide shareholders with a perspective into how certain policies are put into action. This year, we’ve expanded our Director Onboarding Process disclosure to provide a detailed account of how Norman Thomas Linebarger, our newest director, was onboarded. As a part of our thorough approach to Board composition, we’ve also enhanced our disclosure on Director Succession Planning to showcase how the Board annually assesses its evolving needs, identifies skillset gaps and screens for new directors.

MEETING PARTICIPATION

The Board held five meetings during 2024. Each director attended at least 75% of the total number of Board meetings during the time he or she served as well as at least 75% of the total number of meetings of all Board committees on which he or she served. The non-employee directors met regularly in executive sessions during 2024.

Republic Services, Inc. 2025 Proxy Statement	|	29

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

COMMITTEE COMPOSITION

Each of the five standing committees operates under a written charter adopted by the Board and reviews its charter at least annually. Messrs. Kadre and Vander Ark are not members of any of our standing committees, but attend all committee meetings. Information regarding each of the current standing committees as of the mailing date of this Proxy Statement appears in the chart on the following page.

BOARD REFRESHMENT

We are committed to maintaining a Board that has a balanced mix of relevant skills and attributes, and we accomplish this through our active refreshment and director succession planning process. We evaluate our evolving operating environment and feedback received during our Board and committee evaluation process to ensure that the skills and attributes we seek in our Board members reflect the needs of our Company. Five of our current Board members have joined our Board since January 2020, which highlights our commitment to seek highly qualified candidates who will bring additional skills and perspectives to the Board.

DIRECTOR ONBOARDING PROCESS

Upon joining our Board, new directors participate in a comprehensive formal onboarding process to facilitate their transition onto our Board. Our onboarding process familiarizes new directors with the Company’s business, strategic plans, governance program, Board policies, fiduciary responsibilities and the director’s responsibilities on assigned committees. New directors hold meetings with Republic’s senior leadership and key management representatives to learn about the Company. They also participate in site visits. Directors joining our Talent & Compensation Committee also participate in onboarding meetings with the committee chair, the Company’s outside compensation consultant and members of management to receive information on the Company’s compensation philosophy, compensation and benefit plans and additional information in advance of service on the committee. Based on feedback received, we believe our onboarding programs, coupled with participation in regular Board and committee meetings, provides new directors with a strong foundation in our Company’s business, and accelerates their ability to fully engage in Board discussions and decision-making. Additional training is also encouraged when a director assumes a leadership role as either our Chairman or as a committee chair.

In February 2024, Norman Thomas Linebarger joined the Board and participated in a thorough onboarding process which included, among other items:

•	Conducting personal tours of several types of operating sites with our CEO;
•	Attending one-on-one meetings with our Executive Vice Presidents to learn about each of their functional areas and go-forward priorities;
•	Reviewing comprehensive onboarding materials that detail Republic’s business, strategic plans, governance program, Board policies, among other topics; and
•	Participating in annual fall shareholder outreach engagements, meeting with a number of large investors to discuss corporate governance, sustainability, and executive compensation, among other topics.

CONTINUING DIRECTOR EDUCATION

Our directors attend seminars and continuing education programs relating to corporate governance, audit, compensation and other matters. In addition, site visits and external and in-house presentations are scheduled as part of the directors’ continuing education. In 2024, our Board did a site visit to our Las Vegas Polymer Center and a recycling center. Examples of continuing education programs attended by some of our directors in 2024 include Harvard Business School executive education programs focused on audit committee governance and leading global businesses, Kellogg School of Management Finance for Executives program, NACD governance sessions, Deloitte seminars, World Fifty Group conferences, and EY AI strategy seminars, among others.

BOARD EVALUATION PROCESS

We recognize that Board and committee evaluations play an important role in ensuring the effective functioning of our Board. Therefore, the Board and each of its committees conduct annual self-assessments, which are overseen by the Governance Committee and include written evaluation forms to assess their effectiveness. Periodically, we will employ the services of an external advisor to assist with the evaluation process. Regardless of whether an external advisor is involved in the evaluation process, the results of these assessments are compiled without attribution and sent to the directors for a full Board assessment and to each committee member, for those committees on which they serve, to identify areas for future improvement. This feedback is also considered by the Governance Committee when searching for and evaluating potential future Board nominees to help ensure we are adding new directors with the proper mix of subject matter expertise and perspective consistent with the needs of our growing Company.

30	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee

Key Responsibilities

•  Assists the Board in monitoring the integrity of financial statements, our compliance with legal and regulatory requirements, political contributions, our ethics and compliance program and the independence and performance of our internal and external auditors on an annual basis

•  Meets with management and the independent auditor to review the Company’s major financial and cybersecurity risk exposures and the steps management has taken to monitor and control such exposures including a review of information and security policies, data protection strategies and internal controls

•  Reviews issues regarding accounting principles, financial statement presentations, internal controls and the effect of regulatory and accounting initiatives on Company financial statements

•  Has the ultimate authority and responsibility to select, evaluate, terminate and replace our independent registered public accounting firm

•  Approves the Audit Committee Report in this Proxy Statement

* Our Board has determined that each of Mses. Kirk and Reynolds and Mr. Linebarger qualify as an “audit committee financial expert” within the meaning of Item 407 of Regulation S-K.

The committee held FIVE meetings and met regularly in executive sessions during 2024
Jennifer M. Kirk*, Chair Tomago Collins Michael A. Duffy Norman Thomas Linebarger* Meg Reynolds* Katharine B. Weymouth
Talent & Compensation Committee

Key Responsibilities

•  Establishes and regularly reviews our compensation and benefits philosophy and program consistent with corporate financial goals and objectives, including sustainability metrics

•  Determines the salaries and incentive compensation payable to executive officers, including annual and long-term incentive compensation under our shareholder-approved pay-for performance program

•  Administers our executive incentive plans, including our stock incentive plan and oversees our Clawback Policy

•  Evaluates our CEO’s performance, sets his compensation and reviews the executive succession plan overseen by the Governance Committee

•  Reviews and oversees our talent strategy and execution including talent acquisition and retention, training and development, inclusion and diversity, employee engagement and employee wellbeing

•  Engages with management each quarter on critical elements of our talent program

•  Oversees the annual risk assessment of our compensation policies and practices

•  Oversees the scope and engagement of the external compensation consultant’s services

The Committee retained Pearl Meyer & Partners (“Pearl Meyer”) as its compensation consultant, as further discussed on page 74.

The committee held FIVE meetings and met regularly in executive sessions during 2024
Thomas W. Handley, Chair Michael Larson James P. Snee Brian S. Tyler Katharine B. Weymouth
Nominating & Corporate Governance Committee

Key Responsibilities

•  Identifies director candidates to recommend to our Board for selection as the director nominees for the next annual meeting or to fill vacancies. Additionally, identifies candidates that it recommends to our Board for selection as the Chairman of the Board

•  Develops and provides recommendations for our corporate governance principles and reviews and provides oversight of the effectiveness of these practices

•  Oversees the annual evaluation of the Board and its committees

•  Makes recommendations to the Board related to the compensation of non-employee directors, and monitors the talent management and succession planning program for executive management to ensure appropriate focus on maintaining a diverse team of current and future executives

•  Considers nominations for the Board from shareholders that are entitled to vote for the election of directors, as described under “Shareholder Director Recommendation Policy”

The committee held FOUR meetings and met regularly in executive sessions during 2024
Michael Larson, Chair Thomas W. Handley Jennifer M. Kirk James P. Snee Sandra M. Volpe
Sustainability & Corporate Responsibility Committee

Key Responsibilities

•  Reviews the Company’s sustainability performance and progress toward sustainability goals and objectives, including appropriate sustainability scorecards and rankings and the Company’s climate change initiatives

•  Reviews and provides oversight on sustainability and corporate responsibility topics including safety, community engagement, charitable giving, sustainability performance and innovation, climate change, environmental management and security for the Company’s people and assets

•  Reviews the annual sustainability report and charitable giving policies

•  Engages with shareholders and proxy advisor firms on sustainability, business conduct, environmental topics, safety and other matters relating to social, political and public policy issues, including the review and evaluation of shareholder proposals on these topics

The committee held FOUR meetings and met regularly in executive sessions during 2024
Sandra M. Volpe, Chair Tomago Collins Michael A. Duffy Norman Thomas Linebarger Meg Reynolds Brian S. Tyler
Finance Committee

Key Responsibilities

•  Reviews the financial condition of the Company including the annual finance plan, long-term financial objectives, capital allocation and financial management principles

•  Reviews and makes recommendations on management proposals for financing requirements, dividends, proposed capital budget, certain capital expenditures and the repurchase of Company stock

•  Evaluates the financial impact of certain acquisitions and divestitures and conducts post-acquisition reviews

•  Annually reviews the Company’s insurable risk management strategy

•  Reviews and reports to the Board on the significant financial impact of benefit plans, including retirement plans

The committee held FIVE meetings and met regularly in executive sessions during 2024
James P. Snee, Chair Michael Larson Brian S. Tyler Sandra M. Volpe Katharine B. Weymouth

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DIRECTOR SUCCESSION PLANNING

The Board, through the Governance Committee, engages in formal director succession planning discussions at regular intervals throughout the year, in which it considers and evaluates director tenure as well as the skill sets of current directors. These discussions are supported by the formal evaluation process that identifies areas for improvement, including the need to add new members with unique expertise and experience that it believes will benefit our Company. These discussion topics are included as quarterly agenda items for the Governance Committee. The Governance Committee utilizes an executive search firm to identify potential director candidates and conducts interviews on an ongoing basis. The Board has implemented a mandatory director retirement age of 75 to ensure we maintain the right mix of tenure and new perspectives, while promoting continual refreshment and the addition of varied skill sets and backgrounds.

Our Board evaluation and director succession planning processes are critical components of the Board’s commitment to and execution of its Board refreshment policy. The following graphic illustrates how these processes support our commitment to help ensure we have the right members on our Board:

ANNUAL BOARD EVALUATION	SUCCESSION PLANNING	CANDIDATE SCREENING & INTERVIEWS	BOARD REFRESHMENT

•  Results shared with full Board

•  Identifies skills and experiences that could be additive to Board composition

•  Identifies Board governance efficiencies

•  Periodically employ an external advisor to assist with process

• Quarterly Governance Committee agenda item • Discussions supported by formal evaluation process • Committee discusses results of Board evaluation annually • Informs new director candidate skill sets

•  Utilizes an executive search firm to identify potential director candidates

•  Conducts interviews on an ongoing basis

•  Screens candidates for required skill sets

•  Finalist candidates undergo background and conflict checks

• Evaluation and succession planning process support refreshment planning • Board emphasizes key criteria • Ensures right mix of tenure and new perspectives
We continue to refresh our Board, adding two new highly qualified directors since 2023.

Interconnected evaluation and succession planning practices ensure that our Board composition reflects the skills and experiences that best meet both the current and future needs of our business.

EXECUTIVE SUCCESSION PLANNING AND LEADERSHIP DEVELOPMENT

The Board believes that planning for CEO succession is one of its most important responsibilities. The Governance Committee discusses potential successor candidates and their qualifications, experience and preparedness. The Governance Committee also maintains and reviews annually an emergency CEO succession plan for the timely and efficient transfer of the CEO’s responsibilities in the event of an emergency or his sudden incapacitation or departure, which includes a periodic external market scan of potential candidates to replace the CEO.

The Board, through the Governance Committee, also regularly reviews the Company’s executive management succession plan to help ensure business continuity in the event a key executive departs from the Company. This evaluation includes a thorough discussion on the Company’s senior leadership structure with a focus on key executive positions and maintaining a diverse team of current and future executives. Every year, our CEO and Chief Human Resources Officer review with the Governance Committee succession plans for executive officers and other key positions in the organization. The review includes a discussion of potential successors, an evaluation of their readiness for the role and a discussion of development or other opportunities to prepare them for the role. The Company maintains development plans for potential successors identifying specific skills, training, or other development opportunities to help them prepare for the role. The Board’s committees also frequently discuss the talent pipeline, and individuals identified as potential future leaders are given exposure to Board members through formal presentations and informal meetings or events. More broadly, the Board, through the Talent & Compensation Committee, is regularly updated on key talent indicators for the overall workforce and recruiting and development programs. Republic is also cognizant of the impact our overall compensation program has on our succession planning process and has designed our program accordingly.

STOCK OWNERSHIP GUIDELINES AND ANTI-HEDGING AND ANTI-PLEDGING POLICIES

Our Board believes that ownership of our stock by directors, executive officers, and certain other members of management is important to align their interests with our shareholders’ interests and to demonstrate their commitment to the investing public and our employees.

32	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Our Corporate Governance Guidelines reflect the Board’s belief that directors should be shareholders and have a financial stake in Republic. To support that philosophy, we pay our non-employee directors a significant portion of their compensation in the form of RSUs. Our non-employee directors receive RSUs that either (1) do not distribute until the director’s termination of service on the Board or (2) distribute three years after their grant date, unless deferred by the director into the Deferred Compensation Plan (“DCP”). To further demonstrate the Board’s commitment to align itself with our shareholders, our Board’s equity ownership guideline requires each independent director to hold Republic stock or vested RSUs, or both, having a total value of $750,000 within five years from the date of the director’s first full annual grant. All of our independent directors who have been on the Board for at least five years meet this guideline.

We also maintain stock ownership guidelines for our executive officers and other members of management, which were updated in 2024. The updated stock ownership guidelines for senior leaders are: (1) CEO — eight times salary; (2) other Executive Officers — five times salary; (3) Senior Vice President and Area President — two times salary; and (4) Vice President, Area Vice President and Market Vice President – one times salary. Each member of management has a five-year period from the time of promotion or hire into a covered position to meet the applicable guideline, and interim progress is expected. Members of management may meet their requirement by holding Republic stock or vested Republic stock equivalents in the DCP, or both, having the requisite value, and by holding shares in the 401(k) plan. As discussed further in the CD&A on page 71, all of our named executive officers either meet or are on track to meet their stock ownership guidelines.

As further discussed in the CD&A on page 71, our Insider Trading Policy prohibits all directors, officers and employees, and their immediate family members, from engaging in the following transactions relating to Republic securities or derivatives thereof: purchasing or selling puts or calls, short sales, placing standing orders (other than under approved 10b5-1 plans), engaging in short-term or “in-and-out” trading, and holding Republic securities or derivatives thereof in a margin account or pledging them.

DIRECTOR NOMINATION PROCEDURES RELATING TO BOARD CANDIDACY

The Governance Committee is responsible for soliciting recommendations for candidates for the Board, reviewing background information for such candidates, and making recommendations to the Board with respect to such candidates. In evaluating candidates, the Governance Committee considers, among other things, the following attributes:

•	independence (if required);

•	personal and professional integrity;

•	sound business judgment;

•	relevant business and industry experience;

•	proper mix of education and skills; and

•	potential effectiveness as a director in serving the long-term interests of our shareholders.

Our Corporate Governance Guidelines state that directors will be selected in the context of assessing the Board’s needs at the time and with the objective of ensuring a variety of backgrounds, experiences, and viewpoints of Board members. The Board and Governance Committee will continue to assess the need to expand the breadth of experience, expertise, and viewpoints represented collectively by our directors and continue to seek top-quality candidates to fill any identified gaps.

Please also see “Shareholder Director Recommendation Policy” on page 35 for information regarding our policies for director candidates identified by shareholders.

DIRECTOR INDEPENDENCE

Our common stock is listed on the New York Stock Exchange (“NYSE”), which requires that a majority of our Board be comprised of “independent directors” according to the NYSE’s independence standards. The Governance Committee considers the “per se” disqualifications from director independence under NYSE rules when assessing the independence of a current director or a nominee for director. In addition, our Board has adopted categorical standards that provide that certain relationships are not material relationships that would prevent a director’s independence. The Board reviews director independence and considers relationships between each of the directors and their immediate family members and Republic and its subsidiaries, both in the aggregate and individually. Mr. Vander Ark is not an “independent director” under the NYSE listing standards because he is an employee of Republic. The Board determined that the other 12 directors meet the NYSE standards for independence and the categorical standards adopted by our Board, and have no material relationships with us that impair their independence. In making its determination, the Board considered, in the case of Messrs. Larson and Handley, their status as chief investment officer and special advisor, respectively, to William H. Gates III, who is the beneficial owner of Cascade Investment, L.L.C., our largest shareholder. The Board also considered that the Gates Foundation Trust is a current client of Westwood Global Investments, LLC, the investment management firm at which Ms. Reynolds is a co-founder and principal.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

SERVICE ON OTHER PUBLIC COMPANY BOARDS

To ensure engagement from our directors and effective functioning of our Board, we have a policy limiting the number of other public company boards on which our directors may serve. Under this policy, which can be found in the Company’s Corporate Governance Guidelines:

•	Our independent directors may not serve on the boards of directors of more than four public companies (including the Company);

•	If the independent director is an active public company executive, then he or she may serve on no more than two public company boards (including the Company); and

•	Any exception requires a determination by the Board that such service does not impair the ability of the director to effectively serve on the Company’s Board.

Additionally, the simultaneous service on the audit committees of more than three other public companies requires a determination by the Board that such simultaneous service does not impair the ability of the director to effectively serve on the Company’s Audit Committee.

In the case of Ms. Weymouth, the Board determined that her other public company directorships do not impair her ability to effectively serve on the Company’s Board. Ms. Weymouth is an active and engaged member of the Board and the committees on which she serves, and her other directorships have not interfered with her meeting attendance or participation.

SHAREHOLDER ENGAGEMENT

We have a well-developed shareholder engagement program that emphasizes year-round shareholder engagement and direct communication with our Board.

The ways in which we communicate with our investors throughout the year include quarterly earnings releases and earnings conference calls, SEC filings, sustainability reports, investor conferences, press releases, bi-annual or annual investor meetings, and our website.

HIGHLIGHTS OF 2024 SHAREHOLDER ENGAGEMENT

During 2024, we reached out to shareholders representing approximately 57% of shares outstanding and all of those invited shareholders accepted our engagement. We also engaged with one proxy advisor.

In the fall of 2024, we conducted extensive shareholder outreach to discuss corporate governance, sustainability initiatives, our human-centered talent program, and executive compensation, business updates, among other topics. We also reached out to proxy advisors and engaged with one proxy advisor.

INVITED 8 shareholders representing approximately 57% of our outstanding stock	MET 8 shareholders representing approximately 57% of our outstanding stock

Our individual engagements with our shareholders allow us insight into their views on our corporate governance practices, our sustainability journey, our differentiated operating model, and our compensation program, among other topics. Overall, shareholders were positive in their feedback, specifically regarding:

•

Sustainability – Shareholders appreciate the progress we have made in our sustainability strategy, including opening our first Polymer Center, transforming plastics recycling and enabling true bottle-to-bottle circularity, and forming Blue Polymers, a joint venture whose facilities will further support sustainable packaging. Shareholders are also encouraged by our progress toward our ambitious 2030 Sustainability Goals. Please see the Compensation Discussion & Analysis section for more information on this topic.

•

Executive Compensation – Shareholders expressed an appreciation for the inclusion of important non-financial metrics in the Annual Incentive Plan, but sought additional context regarding how the sustainability modifier is implemented in practice. As a result, we incorporated enhanced disclosure into this Proxy Statement regarding how this modifier aligns to our key sustainability priorities and how the Talent & Compensation Committee elects to adjust incentives. Please see the Compensation Discussion & Analysis section for more information on this topic.

•

Board Refreshment – Many shareholders noted that they are pleased with the new directors that have recently been added to our Board, including Norman Thomas Linebarger in 2024. In particular, shareholders appreciate that Republic is mindful of having a varied combination of skill sets and perspectives on the Board. Please see the Director Succession Planning section for more information on this topic.

34	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Additional Board Policies

SHAREHOLDER DIRECTOR RECOMMENDATION POLICY

The Governance Committee will consider director candidates recommended by our shareholders unrelated to a recommendation under our proxy access bylaw provision, described below. A shareholder may propose a nominee to serve as a director before a meeting of shareholders by giving timely written notice and meeting the other requirements set forth in Section 2.12 of our Amended and Restated Bylaws (“Bylaws”) and complying with applicable SEC regulations.

The Governance Committee determines the eligibility of a proposed nominee to serve as a director, and may require additional information to determine such eligibility. Director candidates proposed by shareholders are evaluated on the same basis as all other director candidates. See “Director Nomination Procedures Relating to Board Candidacy” on page 33. The Governance Committee may, in its discretion, interview any director candidate proposed by a shareholder.

Shareholders wishing to recommend director candidates for consideration by the Governance Committee may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To consider a candidate for nomination at the 2026 annual meeting of shareholders, we must receive the shareholder’s written notice no earlier than January 19, 2026 and no later than February 18, 2026. Refer to our Bylaws for additional information and notice requirements.

In addition to satisfying the requirements of our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Board’s nominees must also provide notice that sets forth the information required by Rule 14a-19 under Securities Exchange Act of 1934, as amended (the “Exchange Act”), and comply with the additional requirements of Rule 14a-19 under the Exchange Act.

PROXY ACCESS DIRECTOR NOMINATIONS

In addition to the right to recommend directors to the Governance Committee, qualifying shareholders also have the right to nominate and include director candidates in our proxy materials by giving adequate and timely notice to the Corporate Secretary pursuant to the procedures and requirements contained in our proxy access bylaw. Any shareholder or group of up to 20 shareholders who have maintained continuous qualifying ownership of at least 3% of the shares of our outstanding common stock for at least the previous three years are permitted to include up to 25% of the number of director nominees in our proxy materials for our annual meeting of shareholders, provided that the shareholders and nominees satisfy the requirements specified in our Bylaws. In order for such nominees to be included in our proxy statement and form of proxy, shareholders and nominees must submit a notice of proxy access nomination together with certain related information required by our Bylaws.

Shareholders wishing to recommend director candidates using our proxy access bylaw may do so by sending the required information in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. To provide adequate time to assess shareholder-nominated candidates, requests to include these candidates in our proxy materials for our 2026 annual meeting of shareholders must be delivered or mailed and received at our principal executive offices no earlier than November 8, 2025 and no later than December 8, 2025.

DIRECTOR RESIGNATION POLICY

Republic is a Delaware corporation. The affirmative vote of the majority of votes cast with respect to that director’s election at a stockholder meeting is required for the election of each director. Under Delaware law, if an incumbent director is not elected, that director remains in office until the director’s successor is duly elected and qualified or until the director’s death,

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

resignation or retirement. To address this potential outcome, we have a director resignation policy in our Bylaws. Under this policy, the Board will nominate for further service on the Board only those incumbent candidates who tender, in advance, irrevocable resignations. Each irrevocable resignation is contingent on the failure to receive the required vote at any annual meeting at which the nominee is nominated for re-election and on Board acceptance of the resignation. The Governance Committee will recommend to the Board whether to accept or reject the tendered resignation. The Board will publicly disclose its decision within 90 days after certification of the election results. If the Board does not accept the resignation, the director will continue to serve until the next annual meeting and until his or her successor is duly elected, or until his or her earlier resignation or removal. If the Board accepts the resignation, then the Board, in its sole discretion, may fill any resulting vacancy or reduce the size of the Board.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any shareholder or other interested party who wishes to communicate with the Board, a Board committee, the Chairman of the Board or the non-management directors (as a group or individually) may send correspondence to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The Corporate Secretary will compile and submit such correspondence on a periodic basis to the entire Board or, if designated in the communication, to the appropriate Board committee, the Chairman of the Board or the non-management directors (as a group or the appropriate individual member(s)). The independent directors have approved this process.

ATTENDANCE AT ANNUAL MEETINGS POLICY

We do not have a formal policy requiring our directors to attend the Annual Meeting. Mr. Vander Ark attended and chaired our 2024 annual meeting of shareholders.

ADDITIONAL INFORMATION REGARDING CORPORATE GOVERNANCE

Shareholders may obtain, free of charge, the current charters for the Audit Committee, Finance Committee, Talent & Compensation Committee, Governance Committee, and Sustainability & Corporate Responsibility Committee, as well as our Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Code of Ethics, Political Contributions Policy and Clawback Policy by written request to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. These documents also are available on the “Investors” section of our website at www.RepublicServices.com.

LIVING OUR VALUES - SAFE David Driver - Henderson, NV

Safety drives every decision we make. Our dedication to safety extends to our customers and the communities we serve. With many of our employees and one of the largest vocational fleets on the road every day, it is essential that safety is integrated into everything we do.

Every day, employees like Driver David from Henderson, NV, come to work and exemplify our value of Safe. Recently, David received a heartfelt letter commending his dedication to accident prevention:

“About three weeks ago, my two grandsons, ages 3 and 5, were visiting. We live in a quiet neighborhood with little traffic. On that particular Saturday, we were playing in the front yard, and the boys were running around, occasionally sending a ball into the street. A Republic Services’ truck stopped in front of our house for a routine pickup. Seeing the children running around, the driver leaned on his air horn to warn an approaching driver to slow down, as the truck was blocking the driver’s view of the boys. Thankfully, the boys were safe, but we know that accidents can happen in an instant. I was truly impressed by this driver’s actions, which clearly reflect his safety training and strong instincts…”

Safety is our top priority, and our industry-leading safety training, tools and resources help keep our employees and the communities we serve safe. We strive to ensure employees like David apply their training in real-life situations and prioritize safety in their daily lives.

36	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Risk Oversight

NEW FOR 2024 NEW DISCLOSURE ON AI OVERSIGHT AND JOINT VENTURE OVERSIGHT

We regularly update our disclosure practices to reflect new protocols, improve clarity and incorporate shareholder feedback. This year, we’ve added new disclosure around AI oversight to detail how Republic explores new technologies to help us achieve our business goals in a responsible and ethical manner. We’ve also added new disclosure around joint venture oversight, including how the Board oversees our JVs and the oversight structures we’ve put in place.

We face a variety of risks, including credit and liquidity, operational, environmental, litigation, compliance, compensation and cyber security risks. Management, the Board and its committees work together to manage these risks and the opportunities they create. Our management annually reports to the Board the results of its internal survey and analysis of enterprise risk management, and regularly discusses with the Board, and its committees, various operational and compliance risks, including pricing, recycled commodity prices, safety, talent, environmental, fleet and cyber risks.

While management is responsible for the day-to-day risk management processes, the role of the Board, either acting as the full Board or through its committees, is to ensure that:

FULL BOARD

•  The risk management processes designed and implemented by management are adapted to the overall corporate strategy;

•  Those processes are functioning effectively;

•  Management communicates material risks to the Board or the appropriate committee; and

•  Actions are being taken to continue to foster a strong culture of compliance and risk-adjusted decision-making throughout Republic.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE	AUDIT COMMITTEE	TALENT & COMPENSATION COMMITTEE	SUSTAINABILITY & CORPORATE RESPONSIBILITY COMMITTEE	FINANCE COMMITTEE

• Talent management and succession planning for executives • Effectiveness of governance practices • Evaluation of Board and its committees	• Accounting, controls, and financial disclosure • Cybersecurity • Internal audit matters • Field audits • Employee hotline, the AWARE line • Oversight of political contribution activity	• Annual risk assessment of compensation policies and practices • Sets performance criteria under compensation program • Recruitment and retention

•  Sustainability performance and progress toward sustainability goals

•  Sustainability risks and opportunities, including climate change, safety, environmental and reputational risks

•  Practices by which sustainability risks are managed and mitigated

• Financial, credit and liquidity risk, including hedging programs • Insurance coverage programs and related risks

FINANCIAL AND OPERATIONAL RISK OVERSIGHT

In accordance with NYSE requirements, our Audit Committee charter requires the Audit Committee to, among other things:

•	Meet periodically with management and our independent registered public accounting firm to review our major financial risk exposures and the steps management has taken to monitor and control them;

•	Discuss guidelines and policies with respect to financial risk assessment and financial risk management;

•	Advise the Board with respect to our policies and procedures regarding compliance with applicable laws and regulations and with our Code of Business Ethics and Conduct (“Code of Ethics”);

•

Review with our Chief Legal Officer legal matters that may have a material impact on our financial statements, our compliance policies, and any material reports or inquiries received from regulators or governmental agencies; and

•	At least annually, and otherwise as necessary, provide new and existing Audit Committee members an overview of our key financial risks and our legal and regulatory requirements.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

SPOTLIGHT ON CYBERSECURITY

Our Audit Committee oversees the Company’s management of cybersecurity risk. The Company has taken a number of steps to manage and mitigate our cybersecurity risk, including establishing a formal enterprise-wide cybersecurity policy and related standards, providing cybersecurity training to employees, and entering into an information security risk insurance policy. Our cybersecurity program is designed based on the concepts of control maturity and control efficacy:

•

Control Maturity: Our cybersecurity program is aligned to the National Institute of Standards and Technology (NIST) Cybersecurity Framework (CSF) and is assessed annually by an independent third party against our yearly control maturity targets in the context of current cyber threat and industry trends. The NIST CSF assessment results are used to validate the progress made against the current year maturity targets, inform the program’s strategic priorities and establish maturity targets for the following year. These assessment results are provided to our Audit Committee and our Board of Directors on an annual basis.

•	Control Efficacy: Our cybersecurity program monitors control efficacy via key metrics in accordance with our cybersecurity policy, standards, risk tolerances, and enterprise risk management program.

At each quarterly meeting, the Audit Committee receives an update from our Chief Information Security Officer and other members of management on cybersecurity program maturity progress, new capabilities implemented, penetration testing results, key cyber metrics (e.g., simulated phishing testing and vulnerability management) and notable incidents or events should they occur. In 2023, we tested our incident response and escalation procedures through a cybersecurity tabletop exercise that involved our Audit Committee, senior management, and outside consultants.

Another dimension of cybersecurity risk includes the possibility of a data breach affecting employee and customer sensitive data during a cyber incident. Legal and Information Security functions partner to establish effective preventative, detective, and reactive data protection control capabilities in concert with our data minimization program to reduce redundant, obsolete, and trivial data. Additionally, Legal proactively monitors the evolving data privacy landscape and takes action to implement and execute standard processes in support of data privacy and deletion requests.

BOARD OVERSIGHT OF SUSTAINABILITY

Our Sustainability & Corporate Responsibility Committee meets at least quarterly and takes various steps to assist the Board in fulfilling its oversight responsibility with respect to risks and opportunities, including climate change, safety, environmental and reputational risks, and the practices by which these risks are managed and mitigated.

Our Board is directly involved in the oversight of Republic’s environmental and sustainability initiatives and conducts a comprehensive review of the Company’s sustainability performance on an annual basis. The Sustainability & Corporate Responsibility Committee, which the Board established in 2015, has oversight responsibility with respect to our sustainability performance, our corporate responsibilities, our role as a socially responsible organization, and risks and opportunities related to climate change, safety, community engagement, the environment, and our reputation. The Sustainability & Corporate Responsibility Committee is focused on reviewing the Company’s sustainability performance and progress toward sustainability strategic goals and objectives, including innovation opportunities as well as providing guidance to management with respect to significant sustainability and corporate responsibility initiatives.

BOARD OVERSIGHT OF JOINT VENTURES

As part of our strategy to achieve our 2030 Sustainability Goals, we have invested in two joint ventures, Lightning Renewables and Blue Polymers:

•

Lightning Renewables is a joint venture (“JV”) with Archaea Energy, a bp company, focused on developing a portfolio of projects to beneficially reuse landfill gas to develop low-carbon solutions at scale. Our Lightning Renewables JV aims to bring approximately 40 landfill gas-to-renewable natural gas plants online in the coming years.

•

Blue Polymers is a joint venture with Ravago, focused on advancing plastic circularity by acquiring the polyolefins processed by our Polymer Centers to create custom blended post-consumer recycled food-grade and non-food-grade packaging. Blue Polymers production facilities are currently being constructed in Indianapolis, Indiana, and Buckeye, Arizona.

Republic has a non-controlling equity interest in each of these JVs, but actively participates in JV oversight and strategic decision making. Each of these joint ventures is overseen by a board of directors comprised of members of Republic’s senior management team and senior leaders from the respective JV partner. These boards meet on a regular basis to ensure that the joint venture is operating smoothly and efficiently. Members of Republic’s management and legal teams are involved in JV project work as needed.

38	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

On a quarterly basis, the Sustainability & Corporate Responsibility Committee receives an update on the joint ventures on topics such as project status, market perspectives, and growth plans, among others. The full Board receives an update on an annual basis.

SPOTLIGHT ON ARTIFICIAL INTELLIGENCE

As Republic explores new technologies like artificial intelligence (“AI”) to help us achieve our business goals, we are also committed to ensuring that we are leveraging this technology in a way that is responsible, ethical, and in compliance with laws and regulations. As such, in 2024, the Company implemented a new companywide Acceptable Use of Gen AI Technologies Policy and Procedures to establish controls, safeguards and other measures for the development, procurement and use of Generative AI (“Gen AI”) applications. The new Policy and Procedures outline:

•	The Company’s expectation that all employees will use Gen AI technology in a responsible and ethical manner;

•

The requirement that employees are prohibited from inputting Company confidential information or personal information into a Gen AI application (unless previously approved by the IT Steering Committee); and

•	A process for vetting and implementing Gen AI tools at Republic.

The Company’s IT Steering Committee, which is comprised of the Company’s COO, CFO, CLO, CIO, CISO and CCO, and supported by members from the Legal, Information Technology, Information Security, and Procurement teams, among others, is responsible for overseeing compliance with the Policy and Procedures. Before any department, business unit, or function implements a Gen AI application, it must first receive approval from the IT Steering Committee and complete the due diligence and approval process outlined in the Policy and Procedures.

In 2024, the Company’s Chief Information Security Officer provided an update on the Company’s Gen AI governance framework to the Audit Committee. Also in 2024, Republic engaged an independent third-party consultant to conduct a NIST AI Risk Management Framework assessment. The results were shared with the Audit Committee and full Board by our Chief Information Security Officer.

An example of how Republic is using AI to support the Company’s business objectives and meet the needs of our customers is in collision-avoidance cameras across our frontline fleet. These cameras utilize AI technology to assist the driver with voice alerts to modify actions that could be unsafe. The system provides a driver immediate feedback so adjustments can be made in real time. There currently are over 2,200 collision-avoidance cameras deployed in our collection trucks. A full Company deployment is underway and is expected to be completed by the end of 2025.

The Board and management team believe that effective oversight and use of AI begins with understanding where it is being used in the business and assessing the potential risks and benefits of integrating AI in specific parts of the business. As we continue to explore new technologies like artificial intelligence, and how they can help enhance our operations, we will also regularly assess the oversight mechanisms we have in play for these technologies.

BOARD OVERSIGHT OF TALENT

We believe our comprehensive talent program adds long-term value to our business, differentiates us from our peers, and ensures an inclusive and welcoming culture for our employees. Building an engaged workforce starts at the top, with our Board, our Talent & Compensation Committee, and other committees demonstrating a commitment to recruiting and retaining top talent through active oversight of the Company’s talent program.

This is accomplished by focusing on eight key areas: safety, talent development, inclusion and diversity, employee engagement, ethics and compliance, talent acquisition and onboarding, employee wellness and compensation and benefits.

•	Our Board receives annual updates and provides guidance on the Company’s talent development programs.
•

Our Talent & Compensation Committee engages with management each quarter on critical elements of our talent program, including talent acquisition, onboarding and retention, inclusion and diversity, employee engagement, employee compensation and benefits, employee wellness, talent development and assessment and diverse pipelines for management.

•	Our Sustainability & Corporate Responsibility Committee engages in quarterly deep dives related to safety and security, and community engagement.
•	Our Audit Committee receives quarterly updates on our ethics and compliance programs.
•

Our Nominating & Corporate Governance Committee ensures that we are seeking director candidates who will bring a diversity of background, experience and viewpoints to our Board and reviews the composition of the current executive officers and potential successors to ensure that there is appropriate focus on maintaining a skilled and diverse team.

•	Our Finance Committee receives an annual update on the financial condition of the Company’s retirement benefit programs.

Republic Services, Inc. 2025 Proxy Statement	|	39

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

TALENT FOCUS AREAS:

SAFETY

Safety is integrated into every aspect of our operations, ensuring we have industry-leading training, tools, and resources to protect our employees and communities. The Board, through the Sustainability & Corporate
Responsibility Committee, regularly engages with leadership and closely monitors our safety performance to ensure we uphold rigorous safety standards across all facets of our business.

EMPLOYEE ENGAGEMENT

Employee engagement is a measure of the connection employees feel toward their company, their team, and the work they do. We prioritize respect, dignity, and recognizing the unique potential of every person to create a motivated workforce and improve retention. The Board evaluates key engagement metrics on a bi-annual basis based on third-party surveys and takes action to strengthen company-wide morale.

TALENT DEVELOPMENT

We’re committed to ensuring that our employees have the right tools, programs and learning opportunities to develop and grow their careers. We offer a variety of internal and externally sourced development programs to support critical operational roles and leadership training. The Board, through the Talent & Compensation
Committee, oversees these programs to align with business needs and long-term workforce planning.

EMPLOYEE WELL-BEING

The well-being of our employees is a strategic priority, overseen by the Board, to ensure a comprehensive approach to physical, emotional, and financial wellness. Not only is ensuring our workforce is happy and healthy the right thing to do, but it is an important component of facilitating employee productivity, ultimately enabling us to reach our full potential.

TALENT ACQUISITION AND ONBOARDING

We attract and onboard top talent through targeted hiring, training, and career development programs. The
Board, through the Talent & Compensation Committee, oversees the Company’s talent management strategy and execution, including talent acquisition and retention in order to ensure we maintains a best-in-class recruitment strategy that aligns with our values and long-term business objectives.

INCLUSION AND DIVERSITY

We foster an inclusive environment where all employees feel valued, respected, and heard. Through direct oversight, the Board ensures the Company is maintaining a supportive workplace where employees of all backgrounds have access to opportunities for growth and development.

ETHICS AND COMPLIANCE

Our Code of Ethics is the cornerstone of our commitment to conduct business with the highest ethical and legal standards. Through direct oversight of our ethics and compliance practices, the Audit Committee and full Board ensure that the Company upholds ethical business practices at every level.

COMPENSATION AND BENEFITS

As part of our commitment to meaningful employment practices that make us an employer of choice, we provide a total rewards package to all employees. The Board, through the Talent & Compensation Committee, establishes, and updates as necessary, a compensation philosophy as well as regularly reviews competitive practices and trends to determine the adequacy and competitive nature of our practices.

We believe that the Board and committee leadership structure we have implemented and the division of responsibilities between the Board, committees and management described in this Proxy Statement constitute the most effective approach to address the risks we face.

Ethics and Compliance

At Republic, it is our responsibility to deliver results in the right way. This means every employee is expected to act with integrity and make the right choice in every situation. We lead by example and hold ourselves to the highest ethical standards and practices in all that we do. Our Code of Ethics applies to all of our directors, officers and employees and is an integral part of Republic’s ethics and compliance program. It serves as the cornerstone of our commitment to conduct business with the highest ethical and legal standards.

Our commitment to a strong ethical and compliant culture was recently acknowledged by being named to the 2025 World’s Most Ethical Companies® List by Ethisphere, a global leader in defining and advancing the standards of ethical business practices. This is the seventh time that Republic Services has received this honor. The World’s Most Ethical Companies’ assessment is based upon the Ethisphere Institute’s Ethics Quotient (EQ) framework which offers a quantitative way to assess a company’s performance in an objective, consistent, and standardized manner. Scores are generated in five key categories: ethics and compliance program (35%), culture of ethics (20%), environmental and societal impact (20%), governance (20%), and third-party management (5%).

40	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

If we make any substantive amendments to the Code of Ethics or grant any waiver from a provision of the Code of Ethics that applies to our CEO, Chief Financial Officer, Controller or Chief Accounting Officer, we will disclose the nature of such amendment or waiver in a Current Report on Form 8-K filed with the SEC. The Code of Ethics can be viewed on the “Investors” section of our website at www.RepublicServices.com. The information contained on our website, and in all references to our website within this Proxy Statement, shall not be deemed incorporated by reference in this Proxy Statement or in any other filing we make under Exchange Act.

We also have a standalone Supplier Code of Business Ethics and Conduct (“Supplier Code”), which is applicable to our vendors, contractors, consultants, agents, representatives, brokers, and any other third party that provides us with goods and services. Our Supplier Code outlines our expectations with respect to our suppliers’ conduct when they are doing business with, or on behalf of, Republic, with an emphasis on ethical, lawful conduct in every circumstance. Our Supplier Code underscores our commitment to conducting business ethically and lawfully across our entire supply chain.

Sustainability and Corporate Responsibility

In addition to being committed to our customers, employees, and shareholders, we are committed to the communities we serve and to the environment. We are partnering with our customers to create a more sustainable world.

Our Board and committees are actively engaged in the development and oversight of our environmental and sustainability initiatives and strategy:

ACTIVE BOARD OVERSIGHT

•

Our Board is directly involved in the oversight of Republic’s environmental and sustainability initiatives and conducts a comprehensive review of the Company’s sustainability performance on an annual basis.

•

Our Board formed a dedicated Sustainability & Corporate Responsibility Committee in 2015. This committee has oversight responsibility with respect to our sustainability performance, our corporate responsibilities, our role as a socially responsible organization, and risks and opportunities related to climate change, safety, community engagement, the environment, and our reputation.

•	The Sustainability & Corporate Responsibility Committee:

•	Reviews the Company’s sustainability performance and progress toward sustainability strategic goals and objectives on a quarterly basis;

•	Receives quarterly updates on key sustainability initiatives, including fleet electrification, circularity and decarbonization; and

•	Receives updates on other critical sustainability and environmental priorities on an annual basis, including safety, community engagement, and other sustainability innovation initiatives.

LIVING OUR VALUES - COMMITTED TO SERVE Danny Driver - Indianapolis, IN

Engaging with the communities where our employees and customers live and work is essential for building sustainable neighborhoods. We’ve seen the power of extraordinary public service and the importance of putting people first.

A crucial aspect of being a good neighbor is being involved with our communities, and that’s a value Driver Danny exemplifies. His routine includes visiting an in-home daycare, where he has become a cherished figure. The phrase “Be a Danny” has become a motto at the daycare, encouraging children to embrace kindness. Danny surprises the kids on his days off with pizza, coloring books and crayons. Each Thursday, when he comes to pick up their trash, the children cheer and wave as he honks his horn, celebrating their special friendship.

Danny’s many small acts of kindness have made a significant impact and earned him a nomination for the National Jefferson Award for his efforts to improve the lives of children in Indianapolis. This prestigious award honors individuals who go above and beyond in their communities, multiplying good, with only a select few recognized nationwide for their exceptional public service.

“Danny goes above and beyond every day, and this recognition couldn’t happen to a better person,” said Paul, the General Manager.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

OUR 2030 SUSTAINABILITY GOALS

We developed our 2030 Sustainability Goals through a comprehensive assessment that included an analysis of global trends, identification of business model dependencies and engagement with key stakeholders, including employees, customers, shareholders and the communities in which we operate. These goals reflect the most critical elements of our sustainability platform and demonstrate how stakeholder feedback directly informs our strategy.

Our Sustainability Highlights

42	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

OUR COMMITMENT TO ENVIRONMENTAL HEALTH AND SAFETY

Safety always tops our list of Company priorities, and “Safe” is our top Company value. We believe the success of our Environmental Health and Safety (“EH&S”) Program is directly dependent on our people: employees with strong operational know-how, attention to detail, leadership accountability and a consistent focus. We reinforce our Company’s strong safety culture through our Safety Amplified platform, which is a comprehensive approach to safety management and ensures safety is embedded in everything we do through the following focus areas:

•	Focus Together: The heart of our safety platform provides best-in-class training to help frontline employees eliminate the most common types of serious incidents.

•	Lead Together: We prioritize communication with employees by engaging with them, coaching and mentoring, and following through on commitments.

•	Partner Together: Staying safe requires collaboration from employees at all levels, including leadership visits to support each division’s safety goals.

•	Innovate Together: We utilize advanced fleet technology, including automation, rear cameras, in-cab backup alarms and event recording systems to help keep people safe.

•	Analyze Together: We evaluate real-time data, including roadway awareness and data mapping, to inform decision-making and identify opportunities for growth.

•	Celebrate Together: We recognize our team’s positive impacts and achievements by tracking safe days and sharing proven best practices.

Our standards and practices at our facilities ensure employee safety remains at the heart of everything we do. For example, we have enterprise-wide training and standards to ensure our landfills and transfer stations operate safely. We ensure traffic flow is designed for safety and consistency, we implement clear communication methods between drivers and heavy equipment operations to ensure safe on-site navigation, and we have highly visible safety signage that clearly communicates safety expectations. In our recycling centers, employees are provided with and required to wear enhanced visibility uniforms, hearing protection, ear and face protection, and puncture-resistant work boots. We have designated walking paths for employees that are free of moving equipment, and ensure forklifts have blue safety lights for improved visibility while in motion.

In addition to employee safety, our EH&S Program is focused on ensuring environmental compliance at the facilities we operate. Our customers count on us to responsibly handle their various waste streams in a safe and effective way, and our Operations, Engineering, and Environmental Compliance teams work together to ensure compliance with our permits and all applicable environmental laws. We work collaboratively with environmental regulators at the national, state, provincial, and local level and take action to ensure that our operations are protective of the environment and that we are a good neighbor.

To solidify our commitment to the safety of our employees and communities, we have two related 2030 Sustainability Goals, “Safety Amplified” and “Incident Reduction.” For more information on these goals and our plans for how we will achieve them, please see our sustainability reporting available at RepublicServices.com/Sustainability. Our sustainability reporting shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, including this Proxy Statement, unless expressly incorporated by reference.

REDUCING FLEET EMISSIONS

To further our progress toward our climate leadership goals, we have continued our focus on electric propulsion technology innovation for our fleet. In 2023, we introduced the industry’s first fully integrated electric collection truck, manufactured by McNeilus and Oshkosh Corp. Our team provided insights to Oshkosh engineers regarding operational, safety and ergonomic features. We have been operating electric vehicles for several years from multiple manufacturers, including Mack and Peterbilt, and by the end of 2024, we had more than 50 electric vehicles in operation and over 20 sites ready to charge them. By 2028, we expect electric vehicles to make up half of our new truck purchases.

In 2024, we partnered with the city of Louisville, Colorado to replace the city’s residential recycling and waste collection fleet with electric trucks – the first time a U.S. municipality has adopted a fully electric residential collection fleet. This is an example of how our investment in electric vehicle innovations will help our customers meet their own sustainability goals, as well as offer cleaner and quieter operations in the neighborhoods we serve.

ADVANCING CIRCULARITY

Republic is also advancing circularity for plastics. In 2024, we commenced operations at our first Polymer Center in Las Vegas, Nevada and completed construction of our second Polymer Center in Indianapolis, Indiana. Our Polymer Centers are the nation’s first integrated plastics recycling facilities, which enable us to manage the plastics stream from curbside collection to delivery of high-quality recycled content for consumer packaging. Rigid plastics collected from residential and commercial customers and sorted at local recycling facilities will be delivered to a Polymer Center for processing, including shredding and hot washing or sorting by color for processing. Polyethylene terephthalate (“PET”) will be shredded, washed and eventually turned back into new PET bottles. Our Blue Polymers joint venture will take the color-sorted recycled polyethylene and polypropylene from the Polymer Centers to create high-quality, recycled resin for consumer packaging and other applications. We are developing a nationwide network of Polymer Centers and Blue Polymers facilities designed to produce 100% post-consumer recycled products to supply plastic manufacturers’ growing demand for sustainable solutions.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

DECARBONIZING OPERATIONS

Additionally, Republic’s joint venture with Archaea Energy, a bp company, plans to develop more than 40 renewable natural gas (“RNG”) projects across the country. The partnership, the country’s largest RNG portfolio announced to date, will convert landfill gas into pipeline-quality RNG that can be used for a variety of applications to displace gas from fossil fuels. In addition to our partnership with Archaea Energy, Republic has partnered with other renewable gas developers to construct RNG plants at other landfills. In 2024, six new RNG facilities became operational with several more expected to become operational in 2025. These initiatives are expected to generate substantial progress toward Republic’s long-term sustainability goal to beneficially reuse 50% more biogas by 2030.

INDUSTRY LEADERSHIP

We regularly review our environmental and social progress and performance to continue advancing our work. We were named to the North American Dow Jones Sustainability Index (“DJSI”) for a ninth consecutive year in 2024, ranking first in our industry on the North America Index and we were the only North American company in our industry to be included on the World Index. The assessment that leads to placement on the DJSI is one of the world’s most rigorous and renowned corporate sustainability assessments. In addition, we were the first industry peer to advance to an “A” rating under MSCI, and we continued to maintain that rating on our recent reassessment. Our performance on these sustainability ratings is in recognition of the Company’s commitment to sustainability, including our 2030 goals, increased disclosures and achievements. These achievements demonstrate our ability to connect financial performance with environmental and social performance, including addressing various risks and opportunities posed by climate change. Our sustainability rankings also highlight Republic’s leadership in corporate governance, environmental, social and financial aspects of sustainability.

All of our latest reports are available on our website at RepublicServices.com/sustainability/reporting.

Talent

Our employees play an essential role in our mission to create a more sustainable world. Our employees are in our communities safely making five million pickups a day, working in our facilities, consulting with customers, engineering solutions, and leading teams. Their work helps our customers achieve their sustainability goals, keeps communities safe and contributes to a healthier environment. We aim to create a workplace where our employees are supported, engaged and empowered.

ENGAGEMENT AND RETENTION PROGRAMS

We believe an engaged workforce is key to our success. We measure employee engagement through third-party surveys, assessing employee sentiment on a variety of topics such as pride for the Company, job satisfaction and intention to stay. These surveys enable employees to provide constructive suggestions and to rate Republic’s receptiveness and action on past suggestions. Our employees completed two surveys in 2024. As of September 2024, our engagement score was 86, reinforcing our commitment to ensuring every voice is heard.

44	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

TALENT DEVELOPMENT

Training and development are vital components of our culture. We’re committed to ensuring that our current employees have the right tools, programs and learning opportunities to develop and grow their careers. We have a proud history of fostering employee engagement, keeping the lines of employee communication open for constructive feedback and ensuring that employees feel supported at all levels. We offer a variety of dedicated development programs for critical operational roles to support business objectives, sourcing key talent externally and internally through high-potential talent development programs. We deploy dedicated training for all leaders, whether newly promoted or new to role, through our Leadership Fundamentals program.

Our Business Resource Groups (BRGs) are employee-led organizations that come together to work on community and Company initiatives, and foster greater employee engagement.

LIVING OUR VALUES - ENVIRONMENTALLY RESPONSIBLE Dillan Emergency Response Manager - Cook Inlet, AK

Sustainability is at the core of our business, and our efforts contribute to keeping communities clean and healthy. At Republic Services, making the world a better place for current and future generations is a top priority. We take pride in the positive impact we have on the environment and our local communities.

Our commitment to environmental responsibility extends to emergency situations, where quick action can prevent lasting damage to ecosystems. Our Emergency Response Services provide a comprehensive solution to help protect people, property and the environment in critical moments.

Recently, our Emergency Response team responded to an incident along the Seward Highway in Anchorage, AK, where a long-haul driver veered off the road and into Cook Inlet.

“Cook Inlet is vital for all five species of anadromous salmon during their spring and fall migrations,” noted Dillan, Emergency Response Manager. A fuel spill here could have devastating consequences for the local ecosystem and the fishing industry that depends on it.

Dillan’s team quickly mobilized, bringing a crew of three, a vacuum truck and a spill response trailer to recover the submerged truck and mitigate the risk of a fuel spill. They arrived on-site within an hour of the call and worked tirelessly to extract the truck while minimizing any potential environmental impact to the water quality.

This incident exemplifies Republic Services’ unwavering commitment to environmental stewardship. Whether it’s our day-to-day operations or emergency responses, we consistently strive to protect and preserve our natural resources.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit Committee Matters

AUDIT COMMITTEE REPORT

The following statement made by the Audit Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

Management is responsible for our internal controls, financial reporting processes, and compliance with laws and regulations and ethical business standards. Our independent registered public accounting firm is responsible for expressing an opinion as to the conformity of the consolidated financial statements with accounting principles generally accepted in the United States of America and for issuing its opinion on the effectiveness of our internal controls over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes on the Board’s behalf.

In this context, the Audit Committee has reviewed and discussed the audited financial statements with management and our independent registered public accounting firm (Ernst & Young LLP). The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, regarding the Company’s independent registered public accounting firm’s independence, and discussed with them their independence from the Company and management. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Based on the Audit Committee’s review of the matters noted above and its discussions with Ernst & Young LLP and our management, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Submitted by the Audit Committee as of March 13, 2025:

Jennifer M. Kirk (Chair)

Tomago Collins

Michael A. Duffy

Norman Thomas Linebarger

Meg Reynolds

Katharine B. Weymouth

46	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Audit and Related Fees

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table discloses the fees for professional services provided by Ernst & Young LLP for the fiscal years ended December 31, 2024 and 2023:

	2024	2023

Audit Fees(1)	$5,893,596	$6,340,274

Audit-Related Fees(2)	$678,778	$350,198

Tax Fees(3)	$400,783	$285,433

All Other Fees	—	—

Total Fees	$6,973,157	$6,975,905

(1)

Audit Fees were primarily for professional services rendered for the audits of the consolidated financial statements and internal controls over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002, the review of documents filed with the SEC, consents, comfort letters and financial accounting and reporting consultations.

(2)	Audit-related fees were primarily related to pre-implementation services around the redesign of certain back-office software systems.
(3)	Tax Fees were for professional services related to general tax consultation, federal and state tax planning, and state and local tax matters.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by our independent registered public accounting firm. In accordance with that policy, the Audit Committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to specified cost levels. Any service that is not included in the pre-approved list of services must be separately approved by the Audit Committee. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically approved by the Audit Committee before the performance of the service. From time to time, the Audit Committee may delegate fee approval authority to the Audit Committee chair. All of the services performed by Ernst & Young LLP in 2024 were pre-approved in accordance with the pre-approval policy adopted by the Audit Committee.

At each regularly scheduled Audit Committee meeting, management updates the Committee on the scope and anticipated cost of (1) any service pre-approved by the chair since the last committee meeting and (2) the projected fees for each service or group of services being provided by our independent registered public accounting firm that exceed the amount that has been pre-approved.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Director Compensation

When establishing and reviewing our directors’ compensation, we consider the level of work and involvement the directors have with our business. We also consider compensation paid to directors in the marketplace generally and at our peer group companies (“Peer Group”). In 2024, we compensated our directors as follows:

•	we paid each non-employee director an annual retainer of $100,000;

•

effective October 2024, the additional annual retainer paid to the Chairman of the Board was increased from $165,000 to $180,000, which was prorated for the remainder of the year, resulting in a 2024 Chairman of the Board annual retainer of $168,750;

•

we paid an annual retainer of $20,000 to each of the chairs of the Talent & Compensation Committee, the Governance Committee, the Sustainability & Corporate Responsibility Committee and the Finance Committee and an annual retainer of $25,000 to the chair of the Audit Committee; and

•	we granted each non-employee director RSUs based on a fair market value of $230,000 as of the date of grant.

Cash retainers are prorated if a director serves less than a full year in the applicable position. The annual grant of RSUs to a newly appointed, non-employee director is prorated to the number of days remaining in the year. We do not pay meeting fees for our Board or committee meetings but we reimburse our non-employee directors for their reasonable out-of-pocket costs and travel expenses in connection with their attendance at Board and committee meetings.

Annual RSUs granted to non-employee directors are fully vested upon grant. RSUs granted before 2012 will be settled upon the director’s termination of service from the Board. Beginning with grants in 2012, the RSUs are settled upon the earlier of the director’s termination of service from the Board or three years after the RSUs are granted, unless they are deferred into our DCP. RSUs are settled through the issuance of shares of our common stock. After any quarter in which dividends are distributed to shareholders, the non-employee directors receive additional RSUs with a value equal to the value of dividends they would have received had they owned the shares of stock underlying the RSUs on the dividend record date. The number of additional RSUs to be received by directors due to the declaration of dividends is based on the closing price of our stock on the dividend payment date.

All compensation paid by us during 2024 to our non-employee directors is detailed below. Mr. Vander Ark’s compensation is reflected in the executive compensation tables contained in this Proxy Statement, and he did not receive any additional compensation from us for his duties as a director.

DIRECTOR COMPENSATION IN 2024

DIRECTOR NAME	FEES EARNED OR PAID IN CASH ($)(1)		STOCK AWARDS ($)(2)	TOTAL ($)

Tomago Collins	120,000		230,091	350,091

Michael A. Duffy	100,000		230,091	330,091

Thomas W. Handley	120,000		230,091	350,091

Manny Kadre (Chairman)	268,750	(3)	230,091	498,841

Jennifer M. Kirk	125,000		230,091	355,091

Michael Larson	120,000		230,091	350,091

Norman Thomas Linebarger(4)	90,110		207,548	297,658

Meg Reynolds	100,000		230,091	330,091

James P. Snee	120,000		230,091	350,091

Brian S. Tyler	100,000		230,091	330,091

Sandra M. Volpe	100,000		230,091	330,091

Katharine B. Weymouth	100,000		230,091	330,091

(1)	Includes annual cash retainers and Board and committee chair retainers.
(2)

The amounts shown in this column represent the grant-date fair value of RSUs granted in 2024 calculated in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in making such calculations. This does not include the value of additional RSUs received in lieu of dividends. Each non-employee director, with the exception of Mr. Linebarger, received an annual grant of 1,395 RSUs on January 2, 2024 with a grant date fair value of $164.94 per share, which was the closing price of our stock on the date of grant.

(3)	Mr. Kadre elected to defer a portion of his cash compensation in accordance with the DCP.
(4)

Mr. Linebarger was appointed to the Board effective February 6, 2024. His cash retainer and RSU grant were prorated for the year as of his appointment date. Mr. Linebarger received a prorated annual RSU grant of 1,195 RSUs on February 6, 2024, with a grant date fair value of $173.68 per share, which was the closing price of our stock on the date of grant.

48	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Certain Relationships and Related Party Transactions

Our Related Party Transactions Policy stipulates that any transaction for which disclosure is required under Item 404 of Regulation S-K (an “S-K Transaction”) be approved by both our CEO and the Audit Committee. Generally speaking, an S-K Transaction is any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which Republic is a participant, the amount involved exceeds $120,000 in the aggregate, and a director, director nominee, executive officer, 5% shareholder, or immediate family member of any of the foregoing has a material interest in the transaction. The related party must disclose in writing to the Chief Legal Officer the material facts of the proposed S-K Transaction and the Chief Legal Officer (or designee) will then submit the written disclosure to the CEO and the Audit Committee for approval. If the proposed S-K Transaction involves the Chief Legal Officer, the written disclosure must be provided to the CEO. As part of its due diligence, the Audit Committee will review and determine, with the advice and assistance of such advisors as it deems appropriate, whether the S-K Transaction would present an improper conflict of interest. In making this determination, the Audit Committee may consider the following factors, among others: (1) whether the transaction terms are at least as favorable to us as those that could be obtained in a transaction between us and an unrelated party; (2) whether there are any compelling business reasons for us to enter into the transaction; and (3) whether the transaction would impair the independence of an otherwise independent director. Except for the compensation arrangements with directors and executive officers described elsewhere in this Proxy Statement, there were no S-K Transactions since January 1, 2024.

LIVING OUR VALUES - DRIVEN Niki Territory Executive Sales - Lake Havasu, AZ

Creating sustainable neighborhoods begins with establishing strong community partnerships. Our teams are actively engaged with local communities across the country. We consistently fulfill our commitments, demonstrating ourselves to be reliable business partners and dedicated stewards of the environment. Equally important is not just what we do, but how we do it.

Recently, the Lake Havasu City division in Northern Arizona received the Ethics in Business Award from the Lake Havasu Area Chamber of Commerce. This annual award recognizes a local business that exemplifies ethics, integrity and community involvement.

Niki, Territory Executive Sales, nominated Republic Services for the award due to their commitment to community clean-up initiatives and collaboration with local businesses. She highlighted the strong ethical culture within the business unit, emphasizing that the team’s dedication to ethics and customer service was key to achieving this recognition.

“Many of our customers are small business owners, and we treat them as humans first,” she said. Employees adhere to the principle:

“There is no excuse not to pick up the trash.”

Ethical conduct is deeply ingrained in Republic Services’ mission and culture, shaping the behavior of every employee—from our executive team to those on the front lines. We are committed to achieving results the right way—for our customers, our communities, our environment, and one another.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Security Ownership of the Board of Directors and Management

The following table shows certain information as of March 24, 2025, with respect to the beneficial ownership of common stock and RSUs by (1) our current directors, (2) each of the named executive officers, and (3) all of our current directors and all executive officers as a group. We have adjusted share amounts and percentages shown for each individual in the table to give effect to shares of common stock that are not outstanding but which the individual may acquire upon exercise of options exercisable within 60 days after March 24, 2025, or settlement of RSUs or PSUs within 60 days after March 24, 2025. However, we do not deem these shares to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other individual listed on the table. As of March 24, 2025, there were no stock options outstanding and held by our directors, named executive officers or the group comprised of our current directors and executive officers.

RSUs and PSUs that will be settled more than 60 days after March 24, 2025 are not considered common stock that is beneficially owned for SEC disclosure purposes. We have included RSUs in this table because they are similar to or track our common stock, they represent an investment risk in the performance of our common stock, they are settled through the issuance of shares of our common stock, and they receive dividend equivalents in the form of additional RSUs each time a dividend is paid on our common stock. The Board has considered the use of RSUs as opposed to common stock for directors and believes that RSUs align the directors with our shareholders’ long-term interests as much as common stock would.

	SHARES BENEFICIALLY OWNED(a)
NAME OF BENEFICIAL OWNER	NUMBER(b)		PERCENT(c)	RESTRICTED STOCK UNITS(d)(e)

Manny Kadre	4,245		*	38,523

Tomago Collins	20,094		*	6,185

Michael A. Duffy	1,598		*	8,790

Thomas W. Handley	2,057		*	23,431

Jennifer M. Kirk	4,449		*	23,431

Michael Larson	56,569		*	40,268

Norman Thomas Linebarger	—		*	2,360

Meg Reynolds	37		*	3,237

James P. Snee	12,081		*	4,409

Brian S. Tyler	3,599	(1)	*	4,409

Sandra M. Volpe	179		*	23,431

Katharine B. Weymouth	5,802	(2)	*	4,408

Jon Vander Ark	103,062		*	47,436

Brian A. Bales	21,016	(3)	*	101,424

Gregg K. Brummer	11,398		*	18,339

Brian M. DelGhiaccio	16,604		*	40,232

Catharine D. Ellingsen	46,278		*	10,288

All current directors and all current executive officers as a group (21 persons)	336,723	(4)	*	431,178

(a)

Excludes the units in the last column of this table. Unless otherwise noted, each of our directors and executive officers has sole voting power and sole dispositive power with respect to the shares listed.

(b)	All share numbers have been rounded to the nearest whole share number and include any restricted shares.
(c)

Calculated in accordance with Rule 13d-3 under the Exchange Act, and based on 312,468,671 shares of common stock issued and outstanding at the close of business on March 24, 2025. * indicates beneficial ownership of less than 1% of our outstanding common stock.

(d)

The numbers in this column represent outstanding RSUs, both vested and unvested, including RSUs represented as units in the DCP’s Stock Unit Fund, and earned PSUs held in the DCP. For further discussion of RSUs and PSUs refer to “Director Compensation” and “Executive Compensation — Components of Executive Compensation.”

(e)

Excluded from this column are units in the DCP’s stock investment fund, a measurement fund under which units are equal in value to shares of the Company’s common stock and are settled in cash. These units apply for purposes of our stock ownership guidelines, and Ms. Ellingsen and Mr. Bales hold 20,669 units and 28,153 units, respectively.

(1)	The aggregate amount of common stock beneficially owned by Mr. Tyler consists of 3,594 shares held indirectly in a revocable trust and 5 shares owned directly by him.
(2)	The aggregate amount of common stock beneficially owned by Ms. Weymouth consists of 540 shares held indirectly in an irrevocable trust and 5,262 shares owned directly by her.
(3)	Mr. Bales holds these shares indirectly in a revocable trust.
(4)

The aggregate amount of common stock beneficially owned by all current directors and all executive officers as a group consists of (a) 335,665 shares, and (b) 1,058 shares that may be acquired upon settlement of RSUs within 60 days after March 24, 2025.

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Security Ownership of Five Percent Shareholders

The following table shows certain information as of March 24, 2025, with respect to the beneficial ownership of common stock by each of our shareholders who we know is a beneficial owner of more than 5% of our outstanding common stock.

	SHARES BENEFICIALLY OWNED
NAME OF BENEFICIAL OWNER	NUMBER	PERCENT(1)

William H. Gates III Cascade Investment, L.L.C. 2365 Carillon Point, Kirkland, WA 98033 (2)	109,812,574	35.1

BlackRock, Inc. 50 Hudson Yards, New York, NY 10001 (3)	19,687,793	6.3

The Vanguard Group 100 Vanguard Boulevard, Malvern, PA 19355 (4)	18,153,236	5.8

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act, based on 312,468,671 shares of common stock outstanding at the close of business on March 24, 2025.
(2)

Based on the Form 4, Statement of Changes in Beneficial Ownership, dated February 24, 2022, filed by Mr. Gates and Cascade Investment, L.L.C. (“Cascade”). The Schedule 13D/A filed with the SEC by Mr. Gates and Cascade on February 18, 2022, discloses that all shares of our common stock held by Cascade may be deemed to be beneficially owned by Mr. Gates as the sole member of Cascade. Mr. Gates’ address is 2365 Carillon Point, Kirkland, WA 98033. The Schedule 13D/A also discloses that, as the sole member of Cascade, Mr. Gates has sole voting power and sole dispositive power with respect to 109,175,321 shares.

(3)

Based on a Schedule 13G/A filed with the SEC on January 29, 2024, BlackRock, Inc. (“BlackRock”), 50 Hudson Yards, New York, NY 10001, is the beneficial owner of 19,687,793 shares. BlackRock reports that it has sole voting power with respect to 18,205,659 shares, shared voting power with respect to 0 shares, sole dispositive power with respect to 19,687,793 shares and shared dispositive power with respect to 0 shares, as of December 31, 2024.

(4)

Based on a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group, 100 Vanguard Boulevard, Malvern, PA 19355, is the beneficial owner of 18,153,236 shares. The Vanguard Group reports that it has sole voting power with respect to 0 shares, shared voting power with respect to 268,437 shares, sole dispositive power with respect to 17,272,493 shares and shared dispositive power with respect to 880,743 shares, as of December 31, 2024.

Delinquent Section 16(a) Reports

Based solely upon a review of (1) Forms 3 and 4 and amendments to each form furnished to us pursuant to Rule 16a-3(e) under the Exchange Act, during our fiscal year ended December 31, 2024, (2) any Form 5’s and amendments to each form furnished to us with respect to such fiscal year, and (3) any written representations referred to us under subparagraph (b)(1) of Item 405 of Regulation S-K under the Exchange Act with respect to such fiscal year, no person who at any time during such fiscal year was a director, Section 16(a) officer or, to our knowledge, a beneficial owner of more than 10% of our common stock failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during such fiscal year.

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CD&A Table of Contents

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Message from the Talent & Compensation Committee

Dear Fellow Shareholders,

On behalf of the entire Board of Directors, thank you for your continued investment in Republic. We appreciate your continued support of its people, its leadership and the values that guide it.

As members of the Board, and specifically the Talent & Compensation Committee, we take great pride in ensuring executive compensation and incentives align the interests of Republic’s executives with the interests of the Company’s shareholders in creating long-term value. The executive compensation program described in the section “Compensation Discussion & Analysis” was designed to reward management for carefully executing on financial and strategic goals that will drive long-term value for Republic’s shareholders.

Republic’s strategic priorities are directly linked to long-term shareholder value creation. We remain focused on generating profitable growth by executing our strategy that is designed to meet the needs of our customers by making investments across our business that support our differentiated capabilities. Our industry-leading commitments to advance circularity, reduce fleet emissions and decarbonize operations diversify our customer base and offerings, create new revenue streams and help deliver on our vision to partner with customers to create a more sustainable world.

These priorities and our focus on long-term value creation are fundamental to how we designed the executive compensation plan, which includes:

•	An Emphasis on At-Risk and Performance Based Pay: 89% of the CEO’s, and 78% of the average NEO’s, 2024 target compensation is at-risk or performance-based.

•

An Annual Incentive Plan Directly Tied to Strategic Priorities: The annual incentive plan uses an EPS Measure and an FCF Measure as financial metrics that determine compensation levels, two key metrics that determine Republic’s financial success. The annual incentive plan also includes a sustainability modifier that adjusts the annual incentives for senior executives up to 10 percentage points, positively or negatively, depending upon the Company’s interim performance on safety, talent and climate leadership goals. These specific metrics were chosen due to how integral they are to the Company’s overall performance and long-term strategy.

•

A Long-Term Incentive Plan that Emphasizes Long-Term Value Creation: 70% of the CEO’s, and 64% of the average NEO’s, 2024 long-term incentive compensation is performance based. The amount of performance stock units (PSUs) executives can earn is based upon Return on Invested Capital (ROIC), Cash Flow Value Creation (CFVC), and Total Shareholder Return relative to our peer group (rTSR), and vest over three years. The remaining percentage of our executives’ long-term incentive compensation is comprised of restricted stock units (RSUs), which vest ratably over four years.

We believe this structure, as a whole, helps attract, retain, and motivate top talent while incentivizing long-term shareholder value creation. Importantly, we also believe this structure and the disclosures in this document are reflective of shareholder feedback. As we look ahead, we value your feedback and your continued investment in Republic Services.

We are proud of the shareholder-friendly practices incorporated throughout our compensation program. Together, we look forward to continuing to support Republic’s teams as they partner with customers to create a more sustainable world.

Sincerely,

The Talent & Compensation Committee

Thomas W. Handley (Chair)

Michael Larson

James P. Snee

Brian S. Tyler

Katharine B. Weymouth

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Compensation Discussion & Analysis

This Compensation Discussion & Analysis (“CD&A”) provides a detailed description of our executive compensation program for 2024. This CD&A focuses on the compensation of the named executive officers listed in the Summary Compensation Table.

Executive Officers

Our executive officers serve at the Board’s pleasure and are subject to annual appointment by the Board. Our current executive officers are as follows:

EXECUTIVE NAME	AGE	POSITION

Jon Vander Ark	49	President and Chief Executive Officer

Brian M. DelGhiaccio	52	Executive Vice President, Chief Financial Officer

Brian A. Bales	62	Executive Vice President, Chief Development Officer

Gregg K. Brummer	59	Executive Vice President, Chief Operating Officer

Catharine D. Ellingsen	61	Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary

Amanda Hodges	52	Executive Vice President, Chief Commercial Officer

Courtney Rodriguez	51	Executive Vice President, Chief Human Resources Officer

Julia Arambula	47	Senior Vice President, Operations

Larson Richardson	45	Senior Vice President, Operations

Jon Vander Ark For biographical information about Mr. Vander Ark, see “Board of Directors and Corporate Governance — Biographical Information Regarding Director Nominees.”

Brian M. DelGhiaccio

Mr. DelGhiaccio was named Executive Vice President, Chief Financial Officer in June 2020. Mr. DelGhiaccio has over 25 years of experience with Republic in a variety of roles of increasing responsibility. He was named Executive Vice President and Chief Transformation Officer in June 2019. Before that, Mr. DelGhiaccio served as Vice President, Investor Relations from 2012 to 2014, progressed to Senior Vice President, Finance from 2014 to 2017 and then to Senior Vice President, Business Transformation in 2017. Prior to his time at Republic, Mr. DelGhiaccio worked in the audit practice of Arthur Andersen. Mr. DelGhiaccio serves on the Board of Directors of Aramark.

Brian A. Bales

Mr. Bales was named Executive Vice President, Chief Development Officer in February 2015. Mr. Bales has been with Republic for over 25 years, serving as Executive Vice President, Business Development from December 2008 to February 2015, and Vice President, Corporate Development from 1998 to December 2008. Prior to his time at Republic, Mr. Bales held roles of increasing responsibility in finance and business development for Ryder System, Inc. from 1993 to 1998, and served as chief financial officer for EDIFEX & VTA Communications from 1988 through 1993. Prior to that, Mr. Bales was an accountant for PwC (formerly Price Waterhouse) from 1986 to 1988. Mr. Bales serves on the Board of Directors of RB Global, Inc.

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Gregg K. Brummer

Mr. Brummer was named Executive Vice President, Chief Operating Officer in August 2023. Prior to his current role, Mr. Brummer served as Senior Vice President, Operations from June 2019 to August 2023 where he was responsible for maximizing field performance, ensuring superior service delivery, executing the operating plan, and achieving financial and operational results across the Company. Mr. Brummer joined the Company in January 2014 as Area President, a role he held until June 2019. Prior to joining the Company, Mr. Brummer was a Regional Vice President as well as General Manager at BlueLinx Corporation and held various leadership positions at Georgia Pacific Corporation.

Catharine D. Ellingsen

Ms. Ellingsen was named Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer, and Corporate Secretary in June 2016. Ms. Ellingsen has been with the Company for over 24 years in a variety of roles of increasing responsibility. Prior to her current role, Ms. Ellingsen was Senior Vice President, Human Resources from August 2011 to June 2016. Prior to that, Ms. Ellingsen held the position of Vice President and Deputy General Counsel from June 2007 to August 2011. Before joining the Company, Ms. Ellingsen was an attorney at Steptoe & Johnson LLP from 1996 to 2001 and at Bryan Cave LLP from 1993 to 1996.

Amanda Hodges

Ms. Hodges was named Executive Vice President, Chief Commercial Officer in August 2024. In this role, Ms. Hodges leads the Company’s sales organization and customer service team to drive profitable growth and customer loyalty. Prior to her current role, Ms. Hodges served as Executive Vice President, Chief Marketing Officer from November 2020 to August 2024. Prior to joining Republic, Ms. Hodges spent 15 years in leadership roles for Dell Technologies, most recently serving as Senior Vice President of North America Marketing and the Global Customer Briefing Program. Before joining Dell, Ms. Hodges worked as a consultant for McKinsey & Company and a chemical engineer at GE Plastics.

Courtney Rodriguez

Ms. Rodriguez was named Executive Vice President, Chief Human Resources Officer in March 2023. In this role, she is responsible for all aspects of the Company’s talent strategy, including talent acquisition and retention, learning and development, and total rewards. Prior to joining Republic, Ms. Rodriguez served as Senior Vice President, Global HR, for Dell Technologies. She has over 20 years of HR experience, including frontline, customer operations, culture transformation and M&A support. Ms. Rodriguez started her career in finance as a senior auditor for Arthur Andersen before moving to Dell as a financial analyst.

Julia Arambula

Ms. Arambula was named Senior Vice President, Operations, Environmental Solutions in August 2024. Ms. Arambula joined the Company in 2002 and has held a variety of roles of increasing responsibility. In her current role, Ms. Arambula is responsible for maximizing field performance, ensuring superior service delivery, executing the operating plan, and achieving financial and operational results for Group 3, our environmental solutions business. Prior to her current role, Ms. Arambula was Senior Vice President, Operations over Group 2 from November 2021 to August 2024. Prior to that, Ms. Arambula served as Senior Vice President, Operations Support from March 2020 to November 2021. Ms. Arambula held the position of Vice President, Financial Planning and Analysis from March 2015 to March 2020, and prior to that held a variety of finance and accounting roles of increasing responsibility. Prior to Republic, Ms. Arambula was a senior auditor with Arthur Andersen.

Larson Richardson

Mr. Richardson was named Senior Vice President, Operations in December 2023. In his current role, Mr. Richardson is responsible for maximizing field performance, ensuring superior service delivery, executing the operating plan, and achieving financial and operational results for Group 1, which covers recycling and waste field operations in the western portion of the United States and Canada. Prior to his current role, Mr. Richardson was Area President over the Company’s Heartland Area from June 2019 to December 2023. Prior to that, Mr. Richardson was Area Vice President for the Southeast Area from September 2017 to June 2019, and held the position of Senior Manager Municipal Sales from June 2015 to September 2017. Mr. Richardson started with Republic as a General Manager in the Southeast Area, a position he held from May 2012 to June 2015. Prior to Republic, Mr. Richardson was an Area General Manager at Waste Industries USA.

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Executive Summary

VISION AND STRATEGY

Our purpose-driven vision is to partner with customers to create a more sustainable world. We work towards this vision by effectively executing our integrated growth strategy, which focuses on three key areas: recycling and waste, environmental solutions, and sustainability innovation.

Through this integrated approach, strengthening our position in any one of these areas advances other areas of our business. Our integrated growth strategy is supported by our differentiating capabilities:

FOCUSED CAPITAL ALLOCATION STRATEGY TO INCREASE SHAREHOLDER VALUE CREATION

Our balanced capital allocation practices prioritize reinvesting into the business and then returning cash to shareholders while maintaining an investment-grade credit rating.

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2024 PERFORMANCE HIGHLIGHTS

During 2024, we continued to create value for our shareholders. Our performance reflects the success of our strategic priorities. We remain focused on generating profitable growth by sustainably responding to our customers’ needs, managing our cost structure, generating consistent earnings and free cash flow growth, improving return on invested capital, and increasing cash returns to our shareholders.

$6.49
Earnings Per Share

$358M
in Acquisitions

$3.94B
Cash Provided by Operations

$1.18B
Returned to Shareholders

Highlights of the year include:

•	Outperformed our upwardly revised adjusted earnings per share (“EPS”) and adjusted free cash flow (“FCF”) guidance(1);
•	Full-year diluted EPS was $6.49 per share and full-year adjusted EPS(1) was $6.46 per share. Adjusted EPS increased 15 percent over the prior year;
•	Full-year cash provided by operating activities was $3.94 billion and adjusted FCF(1) was $2.18 billion;
•	Invested over $358 million in acquisitions during 2024;
•	Returned $1.18 billion to shareholders in 2024 through dividends and share repurchases; and
•	Received many notable awards for our continued leadership in in several key areas including employee engagement, ethics, innovation and climate change management and resiliency.

(1)

Adjusted EPS and adjusted free cash flow are non-GAAP financial measures. For a reconciliation of these non-GAAP measures to the comparable measures in accordance with GAAP, see “Reconciliation of GAAP to Non-GAAP Financial Measures” in the Annex on page 101.

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Executive Compensation Philosophy & Goals

Our executive compensation philosophy and practices reflect our strong commitment to paying for performance — both short-term and long-term. A primary component of our people and talent agenda is to identify, recruit, place, develop and retain key management talent to help ensure that we have the highest caliber leadership. The Talent & Compensation Committee and the executive management team believe that a critical aspect of being able to successfully execute this strategy is maintaining a comprehensive, integrated and well-balanced executive compensation program. We believe such a program provides competitive and differentiated levels of pay based on corporate performance and aligns executives’ interests with shareholders’ interests.

ATTRACT AND RETAIN EXECUTIVES	We define performance as the achievement of results against our challenging internal financial targets and sustainability goals, which take into account industry and market conditions.
Attract and retain the highest caliber executives by providing compensation opportunities comparable to those offered by other companies which we compete for business and talent
ACHIEVE BUSINESS GOALS
Communicate, support and drive achievement of our business strategy, including sustainability goals	Our executive compensation program has an integrated focus on short- and long-term financial metrics and provides an effective framework by which progress against strategic goals may be appropriately measured and rewarded. The Talent & Compensation Committee continues to place great emphasis on performance indicators that executive management can influence or control, including profitability and sound financial management of our capital, to drive sustained shareholder value creation and reward executives when they are successful.
MOTIVATE PERFORMANCE
Motivate strong performance from executive management in an incentive-driven culture by delivering greater rewards for superior performance and reduced rewards for underperformance
ALIGN INTERESTS
Closely align executives’ interests with our shareholders’ interests and foster an equity-based ownership environment
REWARD ACHIEVEMENT
Reward achievement of both short-term results and long-term shareholder value creation

LIVING OUR VALUES - HUMAN-CENTERED Baylee and Gary Drivers - Brazil, IN

Putting Sustainability in Action means supporting our communities. Our employees are committed to serving our customers, communities, and one another. We strive to create a high-performing workforce that is well-equipped to meet the needs of those we serve.

Earlier this year, an elderly resident fell in her front yard and had difficulty getting up. She knew that if she waited, the father-and-son collection duo would arrive soon, as they never missed her cart. Without hesitation, the pair stepped in to help her up and safely back to her house.

Gary and Baylee stepped in to help our customer during a moment of great need, without expecting any recognition. Their compassion, humility and exceptional level of service come naturally to them.

General Manager Ben praised their efforts, saying, “We are fortunate to have Gary and Baylee on our team. They consistently go above and beyond for our customers, embodying the values we strive for at our company.”

With more than 30 years in the industry, Gary has set a strong example for Baylee, who has been following in his footsteps. When asked about how this all transpired, Gary said, “We didn’t do anything special, that’s just how you should treat people.”

We are committed to promoting human-centered business values that prioritize people and their well-being in both personal and professional aspects of life.

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Key Compensation Governance Practices

The Talent & Compensation Committee independently governs the executive compensation program with the support of an independent compensation consultant and management. Our compensation program demonstrates strong governance through the following key practices:

•  Maintain a clawback policy covering incentive compensation that’s more robust than SEC and NYSE requirements

•  Require double trigger provisions for all severance and equity awards following a change in control

•  Consider dilution and burn rates in determining equity awards to manage the impact of dilution on shareholders

•  Base a significant percentage of both the target total direct compensation opportunity and the LTI opportunity on performance

•  Cap annual inventive awards and LTI awards and base them on value-driving financial metrics

•  Use a well-structured Peer Group, consisting of companies with which Republic competes for business or executive talent

•  Maintain stock ownership guidelines of 8x salary for our CEO and 5x salary for other Executive Officers

•  Say-on-Pay Vote seeking annual non-binding advisory votes from shareholders of the NEO compensation program disclosed in our CD&A

•  Annual Talent & Compensation Committee review of our compensation program including incentive program, to ensure no excessive or inappropriate risk taking

•  No gross-ups for excise tax payments made in the event of a change in control

•  No payment of dividends on unearned PSU awards

•  No excessive change in control provisions in executive severance agreements

•  No executive termination for “good reason” absent a change in control

•  No repricing or exchange of underwater options allowed without shareholder approval

•  No significant perquisites – our NEOs and other executives generally receive the same benefits as other employees

•  No hedging, pledging, or short selling of our Company stock by directors, officers, employees or their immediate family members

Shareholder Engagement

Republic has an active shareholder outreach program and regularly engages with shareholders on a number of matters, including executive compensation, governance and sustainability. The Board continues to consider feedback received from shareholders on executive compensation when designing and reviewing our compensation program. The Board was pleased that our 2024 say-on-pay vote received support from 97.2% of the shares voted. Our shareholders, both via the say-on-pay vote and in our engagement sessions, spoke favorably of our overall compensation program. Based on shareholder feedback that we received requesting enhanced clarity on our sustainability modifier, we have revised the disclosure in this year’s “How We Pay” section of the CD&A. For shareholder engagement on topics related to matters outside of compensation, see page 34.

Performance Metrics

We believe the performance metrics we use for our executive compensation program are strongly aligned with shareholder interests and support our business strategy. For the past several years, our executive compensation program has used an EPS measure (“EPS Measure”) and a FCF measure (“FCF Measure”) as financial metrics for our annual cash incentive plan, and return on invested capital (“ROIC”), cash flow value creation (“CFVC”), and relative total shareholder return (“RTSR”) as financial metrics for our long-term incentive (“LTI”) plan. Our shareholders have told us that these metrics align well with their interests. Beginning in 2022, we added a sustainability modifier to our annual incentive plan, pursuant to which the annual

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incentive paid to our senior executives is subject to adjustment up or down by up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals. The following graphic describes the financial performance metrics applied to both the annual incentive plan and performance-based LTI plan in 2024 as well as how they align with our strategic goals:

Annual Cash Incentive Our annual incentive metrics are designed to encourage profitable growth and are widely accepted by the investment community as important performance metrics

Performance-based Long Term Incentive Award

Our LTI metrics are designed to grow our business with an emphasis on cash flow while maximizing investment returns and aligning interest between our executives and shareholders

(1)

ROIC and CFVC are adjusted to exclude gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business, losses recorded on the extinguishment of debt instruments, gains or losses associated with withdrawal from or termination of one or more benefit plans, material changes caused by new accounting rules or new interpretations of previous accounting rules and other similar events or circumstances.

Although the FCF Measure used for our annual incentive and the CFVC used for our PSUs may appear similar, the measures are distinct and support different objectives.

	FREE CASH FLOW MEASURE	CASH FLOW VALUE CREATION
Calculation	FCF = Cash Flow from Operations –Net Capital Expenditures	CFVC = Net Operating Profit After Tax – (Average Net Assets x Capital Charge)
Rationale for Use as Performance Metric	• Reflects strength of the Company’s cash flows on an annual basis and quality of the Company’s earnings • Measures the Company’s ability to generate cash flow in excess of capital expenditures	• Includes a capital charge on net assets to promote business growth through disciplined investments • Reflects creation of value over the long term

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Please refer to the Annex on pages 102-103 for details regarding the calculation of the EPS Measure, FCF Measure, CFVC, and ROIC for 2022, 2023 and 2024.

Setting Robust Performance Targets

We develop rigorous performance metrics on a bottom-up basis – reflecting both management initiatives and the impact of external factors. To align management incentives, our metrics and performance targets focus on factors that management can impact rather than on external factors not under management’s control or ability to mitigate.

The performance metrics used in the annual incentive plan and the PSUs (other than the RTSR metric used for the PSUs, which is weighted at 20%) are directly tied to management’s ability to increase shareholder value. In setting performance targets for the annual incentive plan and for the three-year PSU performance cycle, the Talent & Compensation Committee considers the macro-economic environment, industry-specific conditions, prior-year actual performance, tax conditions and changes in regulations and laws. The Talent & Compensation Committee confirms that performance targets align with our published earnings guidance, which assures that they are transparent and reward management only if management is successful in achieving financial results that align with the expectations we communicate externally. Based on this due diligence, the Talent & Compensation Committee sets rigorous, but reasonable, performance goals for the business.

Progress toward our sustainability goals is included within each of our management initiatives. As a result, there is a direct line from our sustainability initiatives to our business results, our culture and strategy and thus, to our performance-based executive compensation program. Accordingly, the annual incentives for senior executives including our NEOs are subject to adjustment up or down by up to 10 percentage points based on the Company’s interim performance on safety, talent and climate leadership goals. This sustainability modifier is “universal,” meaning the adjustment is applied consistently for all corporate members of our senior management team, including our named executive officers.

The following table sets forth the components for setting rigorous performance targets that are aligned closely with shareholder value creation.

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The following table compares financial metrics with actual outcomes for each performance measure in the 2023 and 2024 NEO compensation program.

How We Pay

In 2024, we compensated each NEO using three key forms of compensation:

•	base salary;

•	annual cash incentive based on achieving target amounts of pre-established performance metrics; and

•	long-term incentive awards (PSUs and RSUs), with PSUs based on achieving target amounts of pre-established performance metrics.

The forms of compensation, their target weight, method of payment, applicable performance or vesting terms and purpose are summarized in the following chart:

Form of Compensation		Target Weight		Award Method	Performance Period	Performance Metrics	Vesting Period	Purpose
		CEO	NEO (Avg.)

Base Salary				Cash	N/A	N/A	N/A	Retention

Annual Incentive				Cash	1 year	• 50% EPS Measure • 50% FCF Measure • +/-10 percentage points Sustainability Modifier	N/A	Incentivize and recognize performance in areas of short-term strategic importance

Long- Term	PSUs			• 50% cash • 50% common stock	3 years	• 40% ROIC • 40% Cash Flow Value Creation • 20% Relative TSR	3 years	Incentivize and recognize performance in areas of long-term strategic importance
	RSUs			Common stock	N/A	N/A	Vest Ratably over 4 years	Retention and incentivize long-term performance

The annual and long-term incentives are variable and the amount realized is based on achieving specific performance objectives or on the performance of Republic’s stock.

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For 2024, the target total direct compensation (“Target TDC”), comprised of annualized base salary, annual incentive and LTI awards (consisting of PSUs and RSUs), exclusive of retirement contributions, for Republic’s current NEOs was as follows:

89%
At risk/performance based
78%
At risk/performance based
11%
16%
CEO
73%
22%
Other NEOs (Avg.)
19%
59%
Base salary
Annual incentive (1)
Long-term (2)
At risk/Performance-Based Compensation

(1) Variable annual incentive target award for 2024 (2) PSU target award for performance cycle beginning in 2024 and target value of RSU awards

Base Salary

We believe a competitive base salary attracts and retains high-caliber executive talent while providing a fixed level of compensation commensurate with the position’s responsibilities and level. The Talent & Compensation Committee annually reviews each NEO’s base salary to determine if any adjustment is warranted. This review consists of a comparison of the compensation paid to incumbents in comparable positions in our Peer Group, taking into account individual qualifications and responsibilities, internal salary levels, and individual and Company performance. Base salary levels may be adjusted when the Talent & Compensation Committee believes there is a competitive need to do so, in light of an individual’s promotion or taking into account an individual’s performance. In 2024, increases to base salaries for each of the NEOs were based on Peer Group benchmarking as well as individual performance. The table below shows the annual base salary for each NEO in 2023 and 2024, as approved by the Talent & Compensation Committee, which may be different from the amounts reflected in the Summary Compensation Table (“SCT”) in the “Salary” column.

NAME	2023 BASE SALARY	2024 BASE SALARY

Jon Vander Ark	$1,150,000	$1,200,000

Brian M. DelGhiaccio	$655,000	$681,200

Brian A. Bales	$530,000	$545,900

Gregg K. Brummer(1)	$630,000	$660,000

Catharine D. Ellingsen	$590,000	$615,000

1)

Amounts reflect Mr. Brummer’s base salary at the end of each year. In February 2023, Mr. Brummer’s base salary as Senior Vice President, Operations, a non-executive officer role, was increased to $463,300. In connection with his promotion to Executive Vice President, Chief Operating Officer in August 2023, Mr. Brummer’s base salary was increased to $630,000.

Variable and Performance-Based Compensation Overview

The annual incentive and LTI awards link the majority of compensation to management’s performance against the financial metrics set by the Talent & Compensation Committee and the performance of Republic stock over the vesting periods of the equity-based awards. The performance metrics for the annual incentives and the PSUs and the range of opportunity relative to target payouts are consistent for all NEOs, including the CEO. These programs have both minimum performance thresholds below which no payments will be made and capped maximum payments.

Each year, management recommends that the Board approve financial performance targets that are challenging and, if achieved, can deliver superior value to shareholders. Consistent with the setting of ambitious performance targets, Republic looks to have its aggregate total Target TDC for its NEOs near or at the median of our Peer Group, taking into account experience, tenure and overall position responsibility. The Talent & Compensation Committee believes it is appropriate to reward the executive management team with compensation above the target opportunity with respect to performance-based awards if the rigorous financial targets associated with the variable pay programs are exceeded. Conversely, if those targets are not met, awards are paid at levels that result in variable compensation below target. Thus, our NEOs generally may be paid above the median of our Peer Group only if the targets are exceeded.

64	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annual Cash Incentive

Republic maintains an annual incentive program for its NEOs and certain other members of management. This reflects our pay-for-performance philosophy by linking a significant portion of the NEOs’ compensation to Company performance. Actual annual incentive awards earned are a function of performance relative to Talent & Compensation Committee-approved financial targets. The Talent & Compensation Committee may apply (and in some years has applied) negative discretion to adjust actual performance downward if it believes that actual results reflect the benefit of matters that, although valuable to Republic, are not the type of benefit the annual incentive plan was designed to reward.

ANNUAL INCENTIVE CALCUATION

The annual incentive program rewards the NEOs based on performance relative to targets for the EPS Measure and the FCF Measure as well as a Sustainability Modifier. A visual of how the incentive program is calculated is below.

For 2024 compensation purposes, we defined the EPS Measure, which is not a measure determined in accordance with GAAP, as our reported EPS, adjusted to remove the impact of: (a) the loss on extinguishment of debt; (b) gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (c) gains or losses associated with withdrawal from or termination of one or more benefit plans; (d) restructuring charges; and (e) similar events or circumstances. We defined the FCF Measure, which is not a measure determined in accordance with GAAP, as cash provided by operating activities, less property and equipment received in 2024, plus proceeds from sales of property and equipment, adjusted to remove the impact of: (1) cash taxes arising from debt extinguishment; (2) tax payments related to divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business; (3) payments associated with withdrawal from or termination of one or more benefit plans, net of tax; (4) restructuring payments, net of tax; and (5) similar events or circumstances.

The following tables illustrate our 2024 targets, threshold and maximum awards for the annual incentive. For performance at and below target, the two measures are equally weighted and a participant may earn a percentage of the target award for each measure based on performance for that measure. If the EPS Measure target is exceeded, and the FCF Measure at least meets target, the annual incentive award earned may be increased above target (up to a maximum of 200% of the target amount), based on the extent to which the EPS Measure target is exceeded. No additional amount above target will be earned based on exceeding the FCF Measure target.

2024 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF EITHER MEASURE IS LESS THAN TARGET

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2024 PERCENT OF ANNUAL INCENTIVE AWARD EARNED IF BOTH MEASURES ARE ABOVE OR AT TARGET

FCF Measure ($ in millions)	≥ $2,143 (T)	100%	200%
		≥ $6.09 (T)	≥$6.70 (max)
		EPS Measure (per share)
	T = Target level for 100% payout

For 2024, the actual EPS Measure performance was $6.41 per share against a target of $6.09 per share. The actual FCF Measure performance for 2024 was $2,183 million against a target of $2,143 million. The above-target performance on both the EPS Measure and the FCF Measure resulted in a potential annual incentive payment of 152.46% of target, prior to giving effect to the sustainability modifier.

SUSTAINABILITY MODIFIER

How It Works:

To ensure our annual short-term incentive compensation aligns with our Company values on sustainability and employee development and safety, we utilize a sustainability modifier as a component of our annual incentive program. The sustainability modifier has three pillars that are directly aligned with our 2030 Sustainability Goals – safety, talent and climate leadership. To the extent to which these goals are achieved by senior executives, including our NEOs, it can result in an adjustment of up to ten percentage points, either upward or downward.

Each year, the Talent & Compensation Committee evaluates performance under each pillar and assigns a rating to the components within each pillar – with 1 representing “significant performance opportunity” and 5 representing “significant outperformance.” This rating is determined for each component by an assessment of qualitative factors and progress against a specific quantitative goal. Assessing both quantitative and qualitative factors for each component is important because it allows the Talent & Compensation Committee to consider progress holistically, accounting for all of the Company’s efforts within a given pillar that may not be captured by a single metric. This approach allows the Talent & Compensation Committee to balance the importance of Republic making progress toward its 2030 Sustainability Goals alongside Company initiatives and practices that contribute to broader progress under each pillar.

Once a rating is determined for each component, the Talent & Compensation Committee analyzes all of the ratings and aggregates them to determine the sustainability modifier percentage that an NEO’s annual bonus should be adjusted up or down. The aggregation of the pillar ratings into one modifier percentage is not a formulaic approach. Rather, the ratings for each pillar serve as a guide for the Talent & Compensation Committee to determine overall performance – where lower ratings generally decrease the modifier percentage and higher ratings generally increase the modifier percentage.

How It Was Applied for 2024 Annual Incentive:

Overall, the Talent & Compensation Committee determined that the sustainability modifier should not adjust the annual incentive based on overall ratings of 3 on safety, 3 on talent, 3 on circular materials and 3 on renewable energy. The key factors that led to each of these ratings for each pillar are disclosed in the table below.

66	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

2024 ANNUAL INCENTIVE OPPORTUNITY AS A PERCENTAGE OF SALARY AND ACTUAL PAYOUT AS A PERCENTAGE OF SALARY AND IN DOLLARS

The following table shows the NEOs’ 2024 annual incentive opportunity as a percentage of salary at various performance levels and the actual payout as a percentage of salary and in dollars. The payout amount is also reflected in the Summary Compensation Table under the column titled “Non-Equity Incentive Plan Compensation.” Further, the annual cash incentive payouts that would have been earned if the minimum, target and maximum performance level were achieved are reflected in the “Grants of Plan-Based Awards in 2024” table on page 78 under the column titled “Estimated Future Payouts under Non-Equity Incentive Plan Awards” and associated footnotes.

NAME	Below Threshold Performance Level	At Threshold Performance Level	At Target Performance Level	At Maximum Performance Level	Actual Annual Incentive Payout as a Percentage of Salary (1)	Actual Annual Incentive Payout in $

Jon Vander Ark	0%	18.75%	150%	300%	229.00%	$2,744,262

Brian M. DelGhiaccio	0%	12.50%	100%	200%	152.50%	$1,038,551

Brian A. Bales	0%	10%	80%	160%	122.00%	$665,819

Gregg K. Brummer	0%	10.63%	85%	170%	129.60%	$855,295

Catharine D. Ellingsen	0%	10%	80%	160%	122.00%	$750,098

(1)	The percentage is calculated utilizing base salary as of the end of the fiscal year.

For 2025, the annual incentive plan design remains very similar to prior years with the measures again consisting of the EPS Measure, the FCF Measure and a sustainability modifier.

HISTORICAL TARGETS AND OUTCOMES OF ANNUAL INCENTIVE PLAN

Please refer to the Annex on page 102 for details regarding the calculation of our actual results for 2022, 2023 and 2024 for the EPS Measure and the FCF Measure. The following table shows targets and actual outcomes for the annual incentive in the 2022 through 2024 NEO compensation program.

	2022	2023	2024

EPS MEASURE TARGET	$4.76	$5.27	$6.09

EPS MEASURE ACTUAL	$4.93	$5.61	$6.41

FCF MEASURE TARGET	$1,703	$1,915	$2,143

FCF MEASURE ACTUAL	$1,742	$1,985	$2,183

FINANCIAL INCENTIVE PAYOUT	185%	164.15%	152.46%

SUSTAINABILITY MODIFIER	0%	-3%	0%

TOTAL ANNUAL INCENTIVE PAYOUT	185%	161.15%	152.46%

Long-Term Incentive Awards

The Talent & Compensation Committee strongly believes in using LTI compensation to reinforce key objectives that drive financial progress and sustained shareholder value creation:

•	focus on the importance of shareholder returns;
•	promote the achievement of long-term performance goals;
•	encourage executive retention; and
•	promote meaningful levels of Republic stock ownership by executives.

To determine the overall opportunity and appropriate mix of LTI awards, the Talent & Compensation Committee considers a variety of factors, including competitive market positioning against comparable executives in the Peer Group, Peer Group LTI award practices, potential economic value realized, timing of vesting, and taxation. Our compensation program is highly performance-based, and the mix of LTI awards that are granted aligns with our target pay mix philosophy that indicates 50% or more of long-term incentive awards should be performance based. Taking this into consideration, the Talent & Compensation Committee awarded 70% of Mr. Vander Ark’s total equity in the form of PSUs and, on average, 64% of our other NEO’s total equity in the form of PSUs with the remaining in the form of RSUs.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

ELEMENTS OF LONG-TERM INCENTIVE AWARDS

RESTRICTED STOCK UNITS

In February 2024, the Talent & Compensation Committee approved equity awards to our NEOs in the form of RSUs that vest ratably over four years. The full grant date fair value of RSUs granted to each NEO during 2024 is shown in the Summary Compensation Table on page 76. Additional information, including the number of shares subject to each award, is shown in the “Grants of Plan-Based Awards in 2024” table on page 78.

Generally, our executives and other employees who receive grants of RSUs receive dividend equivalents for any dividends we declare on our common stock following the date on which they are granted RSUs. The dividend equivalents are in the form of additional RSUs with a value equal to the value of dividends they would have received on the shares of the common stock underlying the RSUs they hold on the dividend record date. Dividend equivalents on unvested RSUs granted to the NEOs will vest at the same time as the underlying RSUs. Accordingly, no dividends or dividend equivalents were paid on any unvested RSUs grants to the NEOs.

PERFORMANCE SHARES

PSUs are performance-based because the number of shares of common stock ultimately earned depends on performance against predetermined goals over a three-year period and the value of the PSUs fluctuates based on our stock price. The opportunity to earn PSUs is based on three key financial metrics — CFVC, ROIC and RTSR.

FISCAL 2024-2026 PSU METRICS	WEIGHTING

Cash Flow Value Creation (CFVC)	40%

Return on Invested Capital (ROIC)	40%

Relative Total Shareholder Return (RTSR)	20%

The Talent & Compensation Committee established the performance and payout targets for the 2024-2026 performance period in February 2024. We believe that the CFVC and ROIC targets for these performance periods are rigorous and appropriately reflect the Talent & Compensation Committee’s consideration of the business, operational and regulatory environment as it existed when the targets were set. Additionally, we believe the RTSR target established by the Talent & Compensation Committee ensures that management is not rewarded or penalized for broader market conditions. Each of the components align all NEOs to performance against the financial metrics and to increasing shareholder value. Additional information, including the threshold, target, and maximum awards payable to each of the NEOs for the 2024-2026 performance period, is shown in the “Grants of Plan-Based Awards in 2024” table on page 78.

Dividends on PSUs are accrued but not earned and granted to the executives until the shares of common stock underlying the PSUs are earned, if at all, based on the achievement of the performance metrics as determined following the end of the three-year performance period. Accordingly, no dividends or dividend equivalents were paid on any unvested PSUs granted to the NEOs.

68	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

The award value for RSUs and PSUs granted to each NEO in 2024, as approved by the Talent & Compensation Committee, are shown below.

EXECUTIVE NAME	RSU AWARDS(1) VALUE	PSU AWARDS(2) VALUE
Jon Vander Ark	$2,500,000	$5,800,000
Brian M. DelGhiaccio	$650,000	$1,600,000
Brian A. Bales	$440,000	$700,000
Gregg K. Brummer	$680,000	$1,020,000
Catharine D. Ellingsen	$630,000	$1,000,000

(1)	The value of RSUs will differ from the grant date fair value of RSUs shown in the Summary Compensation Table, as we did not grant fractional shares in 2024.
(2)

The value of PSUs will differ from the grant date fair value of PSUs shown in the Summary Compensation Table. A portion of the grant date fair value of PSUs shown in the Summary Compensation Table reflects total shareholder return relative to the S&P 500, and is based on a Monte Carlo valuation model.

The following chart shows the performance targets and the potential payouts for PSUs granted in 2022 with a performance period of 2022–2024, for performance above and below target. It also shows the actual performance of CFVC and ROIC during the performance period of $6,044 million and 9.9%, respectively. Because our actual CFVC and ROIC were above the target, the resulting payout based on CFVC and ROIC was 132.7% of the target payout amount. We will disclose the performance targets, potential payouts, and actual results for the 2023–2025 and 2024–2026 performance periods once the applicable performance period has concluded.

2022-2024 CFVC/ROIC EARNED PERCENTAGE

Twenty percent of the PSU payout is based on the RTSR performance to target. In 2022, the Talent & Compensation Committee set the RTSR performance target for the 2022 - 2024 performance period at the 56th percentile.	2022-2024 RTSR EARNED PERCENTAGE
	RTSR ATTAINED DURING THE PERFORMANCE PERIOD	RTSR EARNING PERCENTAGE
The chart to the right shows the performance target and the potential payouts for performance above and below target. It also shows the actual performance of RTSR during the performance period at the 81.1st percentile, which together with the Company’s performance for CFVC and ROIC, resulted in a payout at 136.16% of target.	Less than 20th Percentile	0%
	20th Percentile	25%
	40th Percentile	67%
	56th Percentile (T)	100%
	60th Percentile	108%
	80th Percentile or higher	150%
	81.1st Percentile (A)	150%
	T = Target level for 100% payout A = Actual results for 2022-2024 Performance Period

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Taking into consideration the combined performance of CFVC, ROIC and RTSR for the 2022-2024 performance period, the combined PSU payout was 136.16% of target. The actual payout amounts are reflected in the “PSUs and RSUs Vested in 2024” table on page 81.

Other Benefits

Republic makes available medical, dental and vision insurance, life insurance and short- and long-term disability insurance programs for our employees. The NEOs are eligible to participate in these programs on the same basis and with the same level of financial subsidy as our general employee population (other than those employees who are subject to different terms under a collective bargaining agreement). Like our other employees, our NEOs may participate in our 401(k) plan and may defer a portion of their base salary and annual incentive compensation, to the maximum defined level specified by the IRS, which in 2024 was $23,000 plus an additional $7,500 for those age 50 and above. Republic matches 100% of the first three percent of pay contributed and 50% of the next two percent of pay contributed by an employee. Republic’s matching contributions into the 401(k) plan for the NEOs who participated are reported in the “All Other Compensation for 2024” table on page 77.

DEFERRED COMPENSATION PLAN AND DEFERRED COMPENSATION SAVINGS PROGRAM CONTRIBUTIONS

Eligible employees are limited by federal law as to the amount they may contribute to their 401(k) accounts. Accordingly, we have established a Deferred Compensation Plan (“DCP”) that permits certain participants, including the NEOs, to defer additional amounts of compensation, including RSUs and PSUs, in a tax-efficient manner for retirement savings. Under the DCP, most participants are eligible for matching contributions. The matching contribution under the DCP is equal to the lesser of two percent of the participant’s eligible compensation over the established 401(k) limit ($345,000 in 2024) or 50% of the participant’s annual deferrals, excluding deferred RSUs and stock-settled PSUs.

In addition, we make discretionary retirement contributions to certain of our senior executives’ accounts in the Deferred Compensation Plan (“DCSP Contributions”). The Talent & Compensation Committee reviews the DCSP Contributions annually and may change the amounts or discontinue the contributions at any time. Each DCSP Contribution is a fixed dollar amount that depends on the participant’s position in the organization, among other considerations. Unless otherwise specified, DCSP Contributions vest in one of four ways: (1) upon a participant satisfying the age and service requirements necessary to qualify for retirement; (2) in the event of death or disability, the retirement contributions vest immediately; (3) if a participant’s employment is terminated “without cause,” the retirement contributions vest immediately but are not available to the participant until the earlier of the fifth anniversary of the termination date or the date the participant would have become eligible for retirement; or (4) if we complete a transaction that is deemed a change in control, all retirement contributions vest immediately and may be paid out depending upon the original election of the participant. Mr. Vander Ark received contributions of $100,000 in 2024, 2023 and 2022. Ms. Ellingsen and Messrs. Bales and DelGhiaccio each received a contribution of $65,000 in 2024, 2023 and 2022. Mr. Brummer received a contribution of $65,000 in 2024 and $55,000 in 2023 and 2022.

The individual contributions of the participating NEOs, including earnings on those contributions and total account balances as of the end of 2024, are shown in the “Nonqualified Deferred Compensation in 2024” table on page 82. Republic’s matching contributions and the DCSP contributions are shown in the “All Other Compensation for 2024” table on page 77.

MODEST PERQUISITES

With the exception of (1) certain gross-up payments pursuant to our relocation policy that are applicable to all eligible employees, (2) a stipend to cover a portion of monthly health club dues that is offered on the same terms to all employees at our corporate office, (3) concierge medical services available to vice presidents, senior vice presidents, and executive vice presidents in our corporate office for a nominal charge paid by the Company, and (4) a medical physical exam benefit offered to our executive officers, including our NEOs, Republic generally does not offer perquisites or other personal benefits other than the aircraft usage discussed below. All associated relocation expenses, if any, are reported in the “All Other Compensation for 2024” table on page 77. We also do not provide any additional cash compensation to any of the NEOs to reimburse them for income tax liability as a result of the receipt of any cash or equity compensation, benefit or perquisite. Our CEO may use our airplane for non-business travel. Other NEOs may use our airplane for non-business travel if the CEO is aboard. On a quarterly basis, the Audit Committee reviews the non-business use of our airplane by our CEO, and other NEOs as applicable, for reasonableness. The amount reflected in the “All Other Compensation for 2024” table as “Perquisites and Other Personal Benefits” includes the incremental cost of providing aircraft to an NEO for non-business travel.

70	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Other Compensation Policies
STOCK OWNERSHIP GUIDELINES
The Board recognizes the importance of equity ownership by our executives to further link their interests with shareholders’ interests. Accordingly, the Board maintains stock ownership guidelines for all senior management employees (defined as President and CEO, Chief Operating Officer, Chief Financial Officer, and Chief Legal Officer, and any Executive Vice President, Senior Vice President, Vice President, Area President, Area Vice President and Market Vice President). The guidelines require that senior management employees achieve compliance with the ownership guidelines within five years of becoming a covered employee and maintain their ownership level thereafter. Shares included in the calculation to assess compliance with the ownership guidelines include shares owned outright and through certain trusts, shares held in the 401(k) plan, and vested stock equivalents held in the DCP.

NAME	MULTIPLE OF SALARY REQUIRED	IN COMPLIANCE OR ON TRACK

Jon Vander Ark	8x	Yes

Brian M. DelGhiaccio	5x	Yes

Brian A. Bales	5x	Yes

Gregg K. Brummer	5x	Yes

Catharine D. Ellingsen	5x	Yes
INSIDER TRADING POLICIES
Executive management and the Board take seriously their responsibilities and obligations to exhibit the highest standards of behavior relative to buying and selling Republic stock. We have adopted an Insider Trading Policy and Procedures (together, our “Insider Trading Policy”) that govern the purchase, sale, and other transactions of Republic securities, and applies to all Republic employees, officers, consultants, contractors, and our Board of Directors (collectively, “Company Representatives”). Our Insider Trading Policy prohibits Company Representatives from:

•	trading in Company securities while in possession of “Material Nonpublic Information”, as such term is defined in the Insider Trading Policy;
•
trading in the securities of any other company if they are in possession of Material Nonpublic Information about that company that they obtained in the course of their employment with or service to Republic; and

•
engaging in the following transactions relating to Republic securities or derivatives thereof: purchasing or selling puts or calls, short sales, placing standing orders (other than under approved
10b5-1
plans), engaging in short-term or
“in-and-out”
trading, and holding Republic securities or derivatives thereof in a margin account or pledging them.

Additionally, our Insider Trading Policy implements additional controls and restrictions on the following subsets of Company Representatives:

•
“Blackout Personnel” (as defined in the Insider Trading Policy to include Company Insiders, defined below, and certain key Company Representatives) are restricted from engaging in transactions involving Republic securities during quarterly blackout periods, which begin on March 15, June 15, September 15, and December 15 each year and continue through the beginning of the second day following the Company’s quarterly earnings announcement. The Company may also impose special event-specific blackout periods during which certain designated Blackout Personnel are restricted from trading in Company securities.

•
“Insiders” (as defined in the Insider Trading Policy to include the Company’s Board of Directors and officers as defined pursuant to Section 16 of the Exchange Act) must obtain pre-clearance
from our Chief Legal Officer before transacting in Company securities.

In addition to our Insider Trading Policy, we have also adopted a Share Repurchase Policy to ensure the Company complies with all applicable securities laws when transacting in its own securities. Our Share Repurchase Policy permits the Company to repurchase shares of Company common stock as part of a publicly announced share repurchase program authorized by our Board, including the use of plans designated to comply with Rules
10b5-1
and
10b-18
of the Exchange Act. A copy of our Insider Trading Policy, Insider Trading Procedures, and our Share Repurchase Policy can be found as Exhibits 19.2, 19.2 and 19.3, respectively, to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.
COMPENSATION RECOUPMENT (CLAWBACK) POLICY
Our Board established a Clawback Policy to encourage sound financial reporting and increase individual accountability and updated it in 2022 and 2023 to expand the triggering events to include additional Covered Events, as defined below, and conform to SEC rules and NYSE listing standard changes. As more fully described in our revised Clawback Policy, which is available on our website on the Investors page under Corporate Governance and filed as an exhibit to our Form
10-K:

•	the policy applies to Republic’s officers as defined by Rule 16(a)-1(f) under the Exchange Act and other members of the Company’s senior leadership team (“Covered Officers”);

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

•	the policy applies to all short- and long-term incentives and bonuses, stock options, PSUs, RSUs and other stock and stock-based awards (“Incentive Compensation”);
•
the policy is triggered by an accounting restatement we must make due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “Restatement”) or another defined “Covered Event”, which includes conviction of certain crimes, a material violation of Company policies, rules, or guidelines, a breach of fiduciary duty or violation of a restrictive covenant and other conduct by a Covered Officer that exposes Republic to serious actual or potential injury;

•
if a Restatement occurs, the Talent & Compensation Committee generally must seek to claw back vested and unvested Incentive Compensation, including gains on equity, during the
3-year
period preceding the Restatement date to the extent such Incentive Compensation exceeds what would have been paid to the Covered Officer under the restated financial statements; and

•
If a Covered Event occurs, the Talent & Compensation Committee may review all Incentive Compensation, and seek to require the forfeiture or repayment of the award, vesting or amount of Incentive Compensation, in whole or in part, vested or unvested and including gains on equity, during the
3-year
period preceding the Covered Event.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS CLOSE IN TIME TO THE RELEASE OF INFOR
MAT
ION
Our annual long-term equity awards are approved at a meeting of the Talent & Compensation Committee held in early February of each year and are granted following the release of our Form
10-K
for the prior year, typically several business days later and aligned with the end of the blackout period under our Insider Trading Policy. The dates for these grants are typically predetermined a year or more in advance on a fairly consistent cadence year-over-year. For mid-year
new hires and promotions, we grant equity awards after the release of the applicable quarterly report on Form
10-Q,
typically several business days later and aligned with the end of the blackout period under our Insider Trading Policy.
For our nonemployee directors, annual RSU awards are granted on first business day after January 1 of each year. The prorated annual grant of RSUs to a newly appointed non-employee
director is made on the date of such
non-employee
director’s appointment.
In all cases, the timing of grants of equity awards occurs independent of the release of any material nonpublic information, and we do not backdate grants of awards and do not have any program, plan, or practice to select equity award grant dates for executive officers in coordination with the release of material nonpublic information for the purpose of affecting the value of executive compensation.
We have not granted stock options to our executive officers since 2014 and accordingly, in 2024, no stock options were granted to any NEO within four business days prior to or one business day following the filing of a Form
10-Q,
10-K,
or
8-K
that disclosed material nonpublic information.

72	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Compensation Process
COMPARATOR GROUP
The Talent & Compensation Committee, in consultation with its independent compensation consultant, annually reviews the composition of the Peer Group used
as a reference for executive compensation decisions.

The Talent & Compensation Committee considers data and analyses prepared by its independent compensation consultant based on our current and prior performance, and the historical NEO pay and the appropriateness of that compensation compared to the NEO compensation in the Peer Group. The Talent & Compensation Committee also considers general compensation surveys compiled by external consulting firms and takes into account recommendations of our CEO for executives other than himself. The Talent & Compensation Committee uses the Peer Group and other surveys as a reference but does not target a specified percentile of compensation to be paid. After taking into account all data, and factors such as Company performance and an individual’s contribution, experience and potential, the Talent & Compensation Committee makes compensation decisions. For 2024, increases in NEO compensation as compared to 2023 primarily reflect the performance of the NEOs and were intended to achieve better alignment to median. Based on the independent consultant’s analysis, our CEO’s 2024 Target TDC was positioned near the 64 th
percentile of the Peer Group.

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PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

EVALUATING COMPANY AND EXECUTIVE PERFORMANCE

The Talent & Compensation Committee, after consulting with the Board and management, has established a process for evaluating Republic’s performance, as well as the performance of each of our executive officers. Each year, the Talent & Compensation Committee approves strategic, financial and sustainability objectives for the executive officers for the upcoming year and for the long term. It also reviews and evaluates the performance against these strategic and financial objectives for the prior year and reviews the interim progress on all open three-year performance periods under the PSUs. Our CEO provides his assessment of the performance against the strategic objectives and on the individual contributions of the executive officers. The Talent & Compensation Committee considers all of these factors in reaching its compensation decisions. The Talent & Compensation Committee routinely meets in executive session without the presence of any management when considering compensation matters.

ROLE OF THE INDEPENDENT COMPENSATION CONSULTANT AND OTHER ADVISORS

Since 2003, the Talent & Compensation Committee has retained Pearl Meyer & Partners, LLC (“Pearl Meyer”) to assist with its review of compensation for the NEOs and other related matters. The Talent & Compensation Committee retains Pearl Meyer directly, supervises all work done by Pearl Meyer, and reviews and approves all work invoices. While Pearl Meyer provides data and analyses and makes recommendations on the form and amount of compensation, the Talent & Compensation Committee makes all decisions regarding the compensation of our executive officers, including our NEOs.

During 2024, Pearl Meyer advised the Talent & Compensation Committee on a variety of subjects, including compensation plan design and trends, pay-for-performance analytics, Peer Group benchmarking and other related matters. Pearl Meyer reports directly to the Talent & Compensation Committee, participates in meetings as requested and communicates with the Talent & Compensation Committee chair between meetings, as necessary. Pearl Meyer also provides advice to the Governance Committee and its chair regarding director compensation. Pearl Meyer did not provide any other services during 2024 and is considered independent and free from conflict under the Dodd-Frank Wall Street Reform and Consumer Protection Act and associated standards set forth by the SEC and NYSE.

The Talent & Compensation Committee also may use market data provided by Aon Radford, Mercer and Willis Tower Watson for benchmarking and other purposes. This benchmarking data consists of information that is generally available to other Aon Radford, Mercer, and Willis Tower Watson clients. None of these consulting firms made recommendations to the Talent & Compensation Committee or management on peer group composition or on the form, amount or design of executive or director compensation in 2024.

Other Considerations

EMPLOYMENT AGREEMENTS AND EXECUTIVE SEPARATION POLICY

Republic generally does not enter into employment agreements. Our NEOs do not have employment agreements but instead are eligible to participate in the Executive Separation Policy. They also have non-competition and non-solicitation agreements with Republic. For more information regarding the employment agreements and Executive Separation Policy, see “Executive Compensation — Employment Agreements and Post-Employment Compensation.”

ANNUAL RISK ASSESSMENT

Management conducted a risk assessment of Republic’s policies and programs relating to the compensation of employees, including those that apply to our executive officers. In particular, management considered the following factors of our compensation policies, practices and programs: the Talent & Compensation Committee’s robust governance controls; our balanced mix of long-term and short-term programs; our use of objective standards that are applied consistently from year to year; peer group benchmarking for stock performance; caps on PSU awards and annual incentives to limit windfalls; and clawback provisions designed to recoup compensation in circumstances set forth in the Company’s clawback policy.

Management discussed the findings of the risk assessment with the Talent & Compensation Committee. Based on the assessment, we believe that our compensation policies and practices create an appropriate balance between our base salary compensation, short-term incentive compensation and long-term incentive compensation, thereby reducing the possibility of

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imprudent risk-taking and that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on Republic.

EQUITY USAGE (BURN RATE AND DILUTION)

Under our 2021 Stock Incentive Plan, as approved by our shareholders in May 2020 (the “SIP”), the total number of shares of equity-based awards granted in 2024 was approximately 0.06% of the diluted weighted average number of shares outstanding for the year and within the limitations set by the SIP. As of December 31, 2024, the total number of shares that could be issued under the SIP, and all predecessor plans, was approximately 3.6% of the diluted weighted average number of shares outstanding for the year. Republic’s diluted EPS reflects all potentially dilutive shares.

Talent & Compensation Committee Interlocks and Insider Participation

Messrs. Handley, Larson, Snee and Tyler and Ms. Weymouth served as members of the Talent & Compensation Committee during 2024. No member of the Talent & Compensation Committee is, or has ever been, an officer or employee of Republic. During 2024, none of our NEOs served as a member of the Talent & Compensation Committee (or other board committee performing equivalent functions) or as a director of another entity where an executive officer of such entity served either on our Board or on our Talent & Compensation Committee.

Talent & Compensation Committee Report

The following statement made by the Talent & Compensation Committee shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under either of these Acts.

The Talent & Compensation Committee has reviewed and discussed with management the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Talent & Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement.

Submitted by the Talent & Compensation Committee as of March 12, 2025:

Thomas W. Handley (Chair)

Michael Larson

James P. Snee

Brian S. Tyler

Katharine B. Weymouth

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2024 Summary Compensation Table

The following Summary Compensation Table shows information about the compensation we paid to our CEO, CFO and other named executive officers during 2024, 2023 and 2022. We refer to the individuals shown in the table below as the named executive officers (“NEOs”).

NAME AND PRINCIPAL 2024 POSITIONS	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)

Jon Vander Ark	2024	1,161,539	8,634,319	2,744,262	437,355	12,977,475

President and Chief Executive Officer	2023	1,113,077	7,842,000	2,594,515	285,265	11,834,857
	2022	1,075,000	5,660,534	2,849,000	330,411	9,914,945

Brian M. DelGhiaccio	2024	659,434	2,342,324	1,038,551	133,734	4,174,043

Executive Vice President, Chief Financial Officer	2023	633,923	2,236,141	949,979	112,978	3,933,021
	2022	610,866	1,837,795	1,380,550	106,877	3,936,088

Brian A. Bales	2024	528,614	1,180,368	665,819	113,648	2,488,449

Executive Vice President, Chief Development Officer	2023	513,385	1,173,853	683,276	104,416	2,474,930
	2022	509,423	1,033,815	769,600	104,150	2,416,988

Gregg K. Brummer (5)	2024	638,769	1,758,911	855,295	99,511	3,352,486

Executive Vice President, Chief Operating Officer	2023	500,218	831,468	685,844	85,860	2,103,390
	2022	—	—	—	—	—

Catharine D. Ellingsen	2024	595,308	1,687,791	750,098	128,203	3,161,400

Executive Vice President, Chief Legal Officer, Chief Ethics & Compliance Officer and Corporate Secretary	2023	571,231	1,853,145	760,628	112,248	3,297,252
	2022	558,077	1,476,037	843,600	111,230	2,988,944

(1)	Amounts reflect base salary paid in the year.
(2)

Included in the Stock Awards column are the grant date fair values of RSU and PSU awards granted in 2024, 2023 and 2022, determined in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating grant date fair value. The amounts shown in the table above reflect grant date fair value and may not correspond to the actual value that will be realized by the NEOs. For purposes of calculating the grant date fair value of PSU awards, we have assumed that we will achieve target performance levels.

(3)

The amounts shown for each of the years reflect the annual cash incentive earned for the year and, if applicable, the three-year long-term cash incentive earned for the performance cycle that ended in that year.

(4)

The amounts shown for each NEO for 2023 and 2022 have been revised to reflect the incremental cost of providing company-owned aircraft for personal travel and inclusion of perquisites and personal benefits received by a NEO, to the extent that the total value of such perquisites and personal benefits was at least $10,000, in a manner consistent with the current year. See “All Other Compensation for 2024” table for more information regarding amounts shown in this column for 2024.

(5)	Mr. Brummer was named Executive Vice President, Chief Operating Officer effective August 18, 2023. Mr. Brummer was not an NEO in 2022.

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All Other Compensation for 2024

NAME	Matching Contribution to 401(k) Plan ($)	Matching Contribution to Deferred Compensation Plan ($)	Retirement Contribution to Deferred Compensation Plan ($)	Value of Life Insurance Premiums ($)	Perquisites and Other Personal Benefits ($)(1)	Total ($)(2)
Jon Vander Ark	13,800	163,984	100,000	760	158,811	437,355
Brian M. DelGhiaccio	13,800	54,194	65,000	740	—	133,734
Brian A. Bales	13,800	34,255	65,000	593	—	113,648
Gregg K. Brummer	13,800	19,994	65,000	717	—	99,511
Catharine D. Ellingsen	13,800	48,735	65,000	668	—	128,203

(1)

Includes perquisites and personal benefits received by an NEO, to the extent that the total value of such perquisites and personal benefits was at least $10,000. The amounts shown for Mr. Vander Ark reflect the incremental cost of providing Company-owned aircraft for non-business travel. This valuation differs from the valuation under applicable tax guidelines. Aggregate incremental cost includes the cost of in-flight catering, landing and ground handling fees, hangar or parking costs, and fuel costs based on the average annual cost of fuel per hour flown. Fixed costs that do not change based on usage are not included.

(2)

NEOs and other executives are entitled to participate in a concierge medical services program at an estimated cost per participant of $162. The cost is paid by the Company on behalf of the participant, and it is not included in the table shown above. Our NEOs and other executive officers also participate in a medical physical exam program. The cost is paid by the Company on behalf of the participant, and is not included in the table shown above.

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Grants of Plan-Based Awards in 2024

The following table sets forth information concerning each grant of an award to an NEO during the year ended December 31, 2024 under the Executive Incentive Plan or the SIP. Information regarding our awards under these plans also is included in our Compensation Discussion & Analysis.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards(5)(6) ($)
NAME	Award Type (1)	Grant Date	Threshold ($)(2)	Target ($)	Maximum ($)(3)	Threshold (#)	Target (#)	Maximum (#)
Jon Vander Ark	RSUs	3/1/2024							13,614	2,500,075
	PSUs	3/1/2024				7,896	31,584	47,376		6,134,244
	Annual Cash Incentive		225,000	1,800,000	3,600,000
Brian M. DelGhiaccio	RSUs	3/1/2024							3,540	650,086
	PSUs	3/1/2024				2,178	8,713	13,070		1,692,239
	Annual Cash Incentive		85,150	681,200	1,362,400
Brian A. Bales	RSUs	3/1/2024							2,396	440,001
	PSUs	3/1/2024				953	3,812	5,718		740,367
	Annual Cash Incentive		54,590	436,720	873,440
Gregg K. Brummer	RSUs	3/1/2024							3,703	680,019
	PSUs	3/1/2024				1,389	5,555	8,333		1,078,892
	Annual Cash Incentive		70,125	561,000	1,122,000
Catharine D. Ellingsen	RSUs	3/1/2024							3,431	630,069
	PSUs	3/1/2024				1,362	5,446	8,169		1,057,722
	Annual Cash Incentive		61,500	492,000	984,000
(1)

All equity awards granted in 2024 were granted under the SIP. For all NEOs, the annual cash incentive award was granted under the Executive Incentive Plan. For further details regarding annual compensation, see “Executive Compensation — Components of Executive Compensation.” The RSU awards shown above are scheduled to vest in equal annual installments over four years, beginning on the first anniversary of the grant date. The PSU awards shown above are scheduled to vest at the end of the three-year performance period based on performance for the 2024-2026 period.

(2)

This column shows the annual cash incentive payouts that would be earned if the minimum performance level were achieved. If at least the minimum level of performance is not achieved, no payout is made.

(3)	If the maximum level of performance is achieved under the annual cash incentive plan, the maximum payout would be 200% of target.
(4)

Represents the potential number of shares earned based on achievement of performance criteria for PSU awards granted under the SIP. The earned number of shares is payable half in cash and half in shares for all NEOs. No exercise price or other consideration is paid by the NEOs with respect to PSU awards. The PSU award measurement period is the three-year period beginning January 1, 2024 and ending December 31, 2026. PSUs accrue dividend equivalents, which are paid out based on the number of shares actually earned, if any, at the end of the performance period. If at least the minimum level of performance is not achieved, no payout will be made. See “Executive Compensation — Components of Executive Compensation” for further details regarding PSUs.

(5)

Determined in accordance with FASB ASC Topic 718. See Note 12 to our Consolidated Financial Statements included in our Form 10-K for the fiscal year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating grant date fair value. The amounts shown in the table above reflect grant date fair value and may not correspond to the actual value that will be realized by the NEOs. For purposes of calculating the grant date fair value of PSU awards, we have assumed that we will achieve target performance levels.

(6)

The value of RSUs and PSUs will differ from the grant date fair value. A portion of the grant date fair value of PSUs shown here reflects total shareholder return relative to the S&P 500, and is based on a Monte Carlo valuation model.

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Outstanding Equity Awards at Fiscal Year End

The following table reflects RSU and PSU awards granted to the NEOs that were outstanding as of December 31, 2024.

STOCK AWARDS(1)(2)
NAME	Grant Date	Number of Shares or Units of Stock that Have Not Vested	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights that Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Rights that Have Not Vested ($)

Jon Vander Ark	2/23/2021	2,960	595,493
	6/25/2021	965	194,139
	2/11/2022	7,340	1,476,661	34,538	6,948,355
	2/17/2023	13,364	2,688,570	38,735	7,792,707
	3/1/2024	13,727	2,761,598	31,848	6,407,181

Brian M. DelGhiaccio (3)	2/23/2021	1,702	342,408
	2/11/2022	2,593	521,660	10,790	2,170,732
	2/17/2023	3,719	748,188	11,159	2,244,968
	3/1/2024	3,569	718,011	8,785	1,767,366

Brian A. Bales (4)	2/23/2021	1,183	237,996
	2/11/2022	1,728	347,639	5,528	1,112,123
	2/17/2023	2,441	491,080	5,266	1,059,414
	3/1/2024	2,416	486,051	3,842	772,934

Gregg K. Brummer	2/23/2021	740	148,873
	2/11/2022	9,498	1,910,808	2,807	564,712
	2/17/2023	1,162	233,771	2,518	506,571
	8/25/2023	1,565	314,847
	3/1/2024	3,734	751,206	5,601	1,126,809

Catharine D. Ellingsen	2/23/2021	1,703	342,610
	2/11/2022	2,526	508,181	7,771	1,563,370
	2/17/2023	4,649	935,286	7,360	1,480,685
	3/1/2024	3,460	696,083	5,492	1,104,881

(1)	The values of the RSUs and PSUs are based on $201.18 per share, which was the closing price of Republic’s stock on December 31, 2024, the last trading day of our fiscal year.
(2)

Includes PSUs for the 2023-2025 and 2024-2026 performance periods. Subsequent to the end of a performance period, PSU payouts are generally made in February or March of the succeeding year after the Talent & Compensation Committee has determined the achievement of performance metrics. The PSUs for 2022-2024 performance period are not included in the table as they are considered vested as of December 31, 2024 for proxy statement disclosure purposes; instead, such PSUs are included in the “Option Exercises and Stock Vested In 2024” table.

(3)	Mr. DelGhiaccio deferred 50% of his RSU awards granted in 2021 and 2022.
(4)	Mr. Bales deferred 100% of his RSU awards granted in 2021, 2022, 2023 and 2024, and 100% of his PSU awards granted in 2022 and 2023.

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The vesting dates and number of shares vesting for the RSUs and PSUs are shown in the following table.

	RSUs		PSUs
NAME	Vesting Date	Shares Vesting	Vesting Date	Shares Vesting
Jon Vander Ark	2/11/2025	3,670	12/31/2025	38,735
	2/17/2025	4,454	12/31/2026	31,848
	2/23/2025	2,960
	3/1/2025	3,431
	6/25/2025	965
	2/11/2026	3,670
	2/17/2026	4,455
	3/1/2026	3,432
	2/17/2027	4,455
	3/1/2027	3,432
	3/1/2028	3,432
Brian M. DelGhiaccio (1)	2/11/2025	1,296	12/31/2025	11,159
	2/17/2025	1,239	12/31/2026	8,785
	2/23/2025	1,702
	3/1/2025	892
	2/11/2026	1,297
	2/17/2026	1,240
	3/1/2026	892
	2/17/2027	1,240
	3/1/2027	892
	3/1/2028	893
Brian A. Bales (2)	2/11/2025	864	12/31/2025	5,266
	2/17/2025	813	12/31/2026	3,842
	2/23/2025	1,183
	3/1/2025	604
	2/11/2026	864
	2/17/2026	814
	3/1/2026	604
	2/17/2027	814
	3/1/2027	604
	3/1/2028	604

(1)	Mr. DelGhiaccio has deferral arrangements for his awards with the following vesting dates: 2/11/25: Deferred 50%; 2/23/25: Deferred 50%; 2/11/26: Deferred 50%.
(2)	Mr. Bales has deferral arrangements for 100% of the RSU awards and 100% of the 12/31/25 PSU award.

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The vesting dates and number of shares vesting for the RSUs and PSUs are shown in the following table (continued from prior page).

	RSUs		PSUs
NAME	Vesting Date	Shares Vesting	Vesting Date	Shares Vesting
Gregg K. Brummer	2/11/2025	9,066	12/31/2025	2,518
	2/17/2025	387	12/31/2026	5,601
	2/23/2025	740
	3/1/2025	933
	8/25/2025	521
	2/11/2026	432
	2/17/2026	387
	3/1/2026	934
	8/25/2026	522
	2/17/2027	388
	3/1/2027	933
	8/25/2027	522
	3/1/2028	934
Catharine D. Ellingsen	2/11/2025	1,263	12/31/2025	7,360
	2/17/2025	1,549	12/31/2026	5,492
	2/23/2025	1,703
	3/1/2025	865
	2/11/2026	1,263
	2/17/2026	1,550
	3/1/2026	865
	2/17/2027	1,550
	3/1/2027	865
	3/1/2028	865

PSUs and RSUs Vested in 2024

The following table reflects the vesting of previously granted RSUs and PSUs for each of the NEOs during the year ended December 31, 2024. The value represented by the vesting of the RSUs or PSUs is based on the closing price of our stock on the vesting date.

	STOCK AWARDS(1)
NAME	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)

Jon Vander Ark	88,581	19,565,901

Brian M. DelGhiaccio	27,852	6,100,916

Brian A. Bales	20,377	4,470,572

Gregg K. Brummer	11,564	2,530,737

Catharine D. Ellingsen	28,023	6,114,429

(1)

Other than for Mr. Brummer, the amounts reflected in this table include the vesting in 2024 of PSUs granted for the 2022-2024 performance period. Upon vesting, 50% of the PSU awards settled in cash and 50% of the PSU awards settled in shares on February 18, 2025. For Mr. Brummer, upon vesting, 100% of the PSU award settled in shares on February 18, 2025.

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Nonqualified Deferred Compensation in 2024

The following table reflects information concerning the participation of our NEOs in our nonqualified Deferred Compensation Plan. For a description of that plan, see “Executive Compensation — Compensation Discussion & Analysis — Components of Executive Compensation — Deferred Compensation Plan and Deferred Compensation Savings Program Contributions.”

NAME	Executive Contributions in Last Fiscal Year ($)(1)	Registrant Contributions in Last Fiscal Year ($)(2)	Aggregate Earnings in Last Fiscal Year ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(4)

Jon Vander Ark	329,788	263,984	870,464	—	6,417,989

Brian M. DelGhiaccio	881,600	119,194	1,394,714	—	9,300,166

Brian A. Bales	1,629,103	99,255	4,620,183	—	24,928,420

Gregg K. Brummer	305,930	84,994	592,073	—	4,816,487

Catharine D. Ellingsen	99,435	113,735	1,169,537	—	6,636,998

(1)	All amounts contributed to the DCP by the NEOs in 2024 have been included in the Summary Compensation Table as Salary, Stock Awards or Non-Equity Incentive Plan Compensation.
(2)

This column includes retirement contributions of $100,000 for Mr. Vander Ark, $65,000 for each of Ms. Ellingsen and Messrs. DelGhiaccio, Bales and Brummer that were made by Republic to the plan on behalf of the executive. These amounts vest in accordance with the terms of the plan described in the CD&A. All other amounts in this column relate to matching contributions made by Republic during 2025 that are attributable to 2024 executive contributions.

(3)

For deferrals of RSUs and stock-settled PSUs, earnings are calculated based on the change in the price of our common stock during 2024. For cash deferrals, earnings are calculated based on the performance of the measurement funds selected by the participants.

(4)

For Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio and Bales, these amounts include the following amounts reported as compensation in 2022 and 2023 in the Summary Compensation Table: Mr. Vander Ark: $365,674; Mr. DelGhiaccio: $1,131,755; Mr. Bales: $1,754,115 and Ms. Ellingsen: $161,168. For Mr. Brummer, this amount includes $321,614 reported as compensation in 2023.

Employment Agreements and Post-Employment Compensation

We do not have employment agreements with any of our NEOs.

EXECUTIVE SEPARATION POLICY

The Company maintains an Executive Separation Policy (the “Separation Policy”) to ensure we are able to attract and retain the most qualified and capable professionals to serve in key executive positions to maximize the value of Republic for the benefit of our shareholders. The Separation Policy is in effect for our Executive Officers and each Senior Vice President, Area President and Vice President. The Talent & Compensation Committee may, in its discretion, make the Separation Policy applicable to other members of management.

Each of our current NEOs (collectively, the “Covered Executives”) are covered by our Separation Policy. Severance benefits under the Separation Policy are subject to the following requirements: (1) having an agreement containing non-solicitation, confidentiality and arbitration provisions and, if appropriate, a non-competition provision (which each has done); (2) executing a separation agreement containing a full release of legal claims; (3) refraining from disparaging Republic following their employment with us; and (4) providing reasonable cooperation and assistance concerning legal or business matters as requested by Republic following their employment.

UNDER THE SEPARATION POLICY, TOGETHER WITH THE APPLICABLE PLANS AND AWARD AGREEMENTS, THE COVERED EXECUTIVE WILL RECEIVE THE FOLLOWING COMPENSATION FOR EACH RESPECTIVE SCENARIO:

Death: Upon the Covered Executive’s death:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive’s annual cash incentive awards will vest and be payable at target, except that any awards determined to be earned prior to death will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;

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•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive’s qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Disability: If the Covered Executive’s employment is terminated due to disability:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive’s annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period, except that any awards determined to be earned prior to any disability will be payable following the end of the applicable performance period at the actual amount to be determined;

•	the Covered Executive’s outstanding equity awards will immediately vest;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Without Cause by the Company: If the Covered Executive’s employment is terminated without cause (as such term is defined in the Separation Policy):

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•	the Covered Executive will receive continued base salary for two years (provided that Mr. Vander Ark would receive continued base salary plus target annual bonus for two years);

•

except for Mr. Vander Ark, all annual cash incentive awards will vest and be payable on a prorated basis in an amount determined by the Talent & Compensation Committee, based on actual Company performance, payable following the end of the performance period;

•	the Covered Executive’s outstanding equity awards will continue to vest for up to one year following termination;

•	the Covered Executive’s earned PSUs will vest on a prorated schedule; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

Without Cause by the Company or by the Covered Executive for Good Reason – Change in Control: If the Covered Executive’s employment is terminated without cause or by the Covered Executive for good reason (as such terms are defined in the Separation Policy) within one year after a change in control, then:

•	the Company will pay all base salary earned, but not yet paid;

•	the Company will pay the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts;

•

the Covered Executive will receive a lump sum payment in the amount of two times the sum of the current base salary and the target annual cash incentive award for the year in which termination occurs, payable six months following termination;

•	all annual cash awards outstanding as of the change in control will vest and become payable at target no later than ten days following the change in control;

•	all PSUs outstanding as of the termination date will vest and become payable at target and without proration;

•	the Covered Executive’s outstanding equity, including RSUs outstanding as of the termination date, will immediately vest; and

•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans for up to two years.

For Cause by the Company or if the Covered Employee Resigns Without Good Reason: If the Covered Executive is terminated for cause by Republic or resigns without good reason:

•	the Covered Executive will receive all base salary earned, but not yet paid;

•

the Covered Executive will receive the employer contributions to the DCP made on the Covered Executive’s behalf and earnings on those amounts if the Covered Executive meets the definition of “retirement”, as defined by the DCP; and

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•	the Covered Executive and his or her qualified beneficiaries will receive continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

The Talent & Compensation Committee may use its discretion to make post-termination payments to executive officers that may not be required pursuant to the terms of the Separation Policy if such payments are determined to be in Republic’s best interests.

RETIREMENT

Upon satisfying Republic’s definition of “retirement” and providing proper notice to the Company:

•	the NEO will receive all base salary earned, but not yet paid;

•	the NEO’s outstanding RSUs will immediately vest;

•	the NEO’s earned PSUs will vest in full; and

•	the Covered Executive and his or her qualified beneficiaries will receive continuation coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

Additionally, Republic will pay the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts if the executive meets the definition of “retirement”, as defined by the DCP, and will provide continued coverage under certain welfare plans in accordance with our benefit continuation policy under COBRA.

POTENTIAL PAYMENTS UPON TERMINATION

The following pages describe the post-employment consideration payable to Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Bales and Brummer under applicable policies in the event of a covered termination, and assuming the specified events occurred on December 31, 2024. We have not quantified the estimated welfare benefits payable because we do not believe any estimates would be meaningful.

We can terminate an NEO’s employment without cause at any time. Ms. Ellingsen and Messrs. Vander Ark, DelGhiaccio, Bales and Brummer can terminate their employment for good reason during the one-year period following a change in control if we reduce their salary or incentive opportunity or title, or we materially reduce their duties or responsibilities.

For purposes of the calculations in the following table related to our common stock, the value of RSUs and the value of PSUs for the 2023-2025 and 2024-2026 performance periods is based on a price of $201.18, the closing price of our stock on December 31, 2024, the last trading day of our 2024 fiscal year. Also, because actual payouts for the 2023-2025 and 2024-2026 PSUs performance periods have not yet been determined, calculations based on actual payouts of such performance periods assume that payouts will be at target. The balance of Company contributions to the DCP that were not previously vested will become vested and payable in accordance with the terms of the DCP. The following table does not include amounts contributed by the executives into their DCP accounts.

84	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

POTENTIAL PAYMENTS UPON TERMINATION TABLE(1,5)

NAME	DEATH		DISABILITY		COMPANY TERMINATION W/O CAUSE OR FOR GOOD REASON(5)		CHANGE IN CONTROL(8)		RETIREMENT(12)
Jon Vander Ark
Severance	—		—		2,400,000	(7)	6,000,000	(11)	—
COBRA	—		—		44,909		44,909		—
Stock Awards	25,795,265	(1)	25,795,265	(1)	21,193,357	(6)	28,864,703	(9)	—
Non Equity Incentive Plan	1,800,000	(2)	2,744,262	(4)	3,600,000	(4)	1,800,000	(10)	—
Deferred Compensation	1,459,841	(3)	1,459,841	(3)	1,459,841	(3)	1,459,841	(3)	—
TOTAL COMPENSATION PAYABLE	29,055,106		29,999,368		28,698,107		38,169,453		—
Brian M. DelGhiaccio
Severance	—		—		1,362,400	(7)	2,724,800	(11)	—
COBRA	—		—		41,054		41,054		—
Stock Awards	7,773,681	(1)	7,773,681	(1)	6,475,550	(6)	8,513,334	(9)	—
Non Equity Incentive Plan	681,200	(2)	1,038,551	(4)	1,038,551	(4)	681,200	(10)	—
Deferred Compensation	970,676	(3)	970,676	(3)	970,676	(3)	970,676	(3)	—
TOTAL COMPENSATION PAYABLE	9,425,557		9,782,908		9,888,232		12,931,065		—
Brian A. Bales
Severance	—		—		1,091,800	(7)	1,965,240	(11)	—
COBRA	—		—		33,676		33,676		—
Stock Awards	4,246,697	(1)	4,246,697	(1)	3,380,953	(6)	4,507,237	(9)	5,115,392	(13)
Non Equity Incentive Plan	436,720	(2)	665,819	(4)	665,819	(4)	436,720	(10)	665,819	(14)
Deferred Compensation	5,650,650	(3)	5,650,650	(3)	5,650,650	(3)	5,650,650	(3)	5,650,650	(3)
TOTAL COMPENSATION PAYABLE	10,334,068		10,563,167		10,822,898		12,593,523		11,431,862
Gregg K. Brummer
Severance	—		—		1,320,000	(7)	2,442,000	(11)	—
COBRA	—		—		44,909		44,909		—
Stock Awards	4,758,709	(1)	4,758,709	(1)	3,742,649	(6)	4,994,294	(9)	5,303,102	(13)
Non Equity Incentive Plan	561,000	(2)	855,295	(4)	855,295	(4)	561,000	(10)	855,295	(14)
Deferred Compensation	313,310	(3)	313,310	(3)	313,310	(3)	313,310	(3)	313,310	(3)
TOTAL COMPENSATION PAYABLE	5,633,019		5,927,314		6,276,164		8,355,513		6,471,707
Catharine D. Ellingsen
Severance	—		—		1,230,000	(7)	2,214,000	(11)	—
COBRA	—		—		47,473		47,473
Stock Awards	5,559,511	(1)	5,559,511	(1)	4,681,896	(6)	5,935,011	(9)	6,789,927	(13)
Non Equity Incentive Plan	492,000	(2)	750,098	(4)	750,098	(4)	492,000	(10)	750,098	(14)
Deferred Compensation	2,881,454	(3)	2,881,454	(3)	2,881,454	(3)	2,881,454	(3)	2,881,454	(3)
TOTAL COMPENSATION PAYABLE	8,932,964		9,191,062		9,590,922		11,569,938		10,421,479

(1)

Amounts include the prorated vesting in a portion of earned PSUs for the 2023-2025 and 2024-2026 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2022-2024 performance period (based on the closing price of our stock of $228.55 on February 18, 2025 for PSUs). Amounts also include the immediate vesting of outstanding RSUs.

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(2)	The amounts reflect the target 2024 annual cash incentive award.
(3)

This includes the employer contributions to the DCP made on the executive’s behalf and earnings on those amounts. The amount will be paid to the executive’s beneficiary upon the executive’s death. This amount does not include amounts that have been previously earned and deferred by the executive, nor does it include any unvested RSUs or PSUs that the executive has elected to defer (the early vesting of which is reflected in the “Stock Awards” row for each respective executive).

(4)

For Mr. Vander Ark, the amount reflects target annual bonus for two years. For Ms. Ellingsen and Messrs. Bales, Brummer and DelGhiaccio, the amounts reflect the actual 2024 annual cash incentive award.

(5)	Absent a change in control, no NEO may terminate for “good reason”, and the consideration described in this column would only be provided in the event of a termination by the Company without cause.
(6)

For each of the NEOs, the table includes outstanding RSUs that will continue to vest for up to one year following termination. For each of the NEOs, Stock Awards include amounts for the prorated vesting in a portion of earned PSUs for the 2023-2025 and 2024-2026 performance periods (calculated using target for purposes of the table above) and the vesting in the full number of earned PSUs for the 2022-2024 performance period (based on the closing price of our stock of $228.55 on February 18, 2025 for PSUs).

(7)	Amounts reflect continued base salary for two years.
(8)	The payments set forth in this column assume a change in control and a termination without cause or a resignation for good reason occurring on December 31, 2024.
(9)	Amounts reflect target PSU awards for the 2022-2024, 2023-2025 and 2024-2026 performance periods and immediate vesting of outstanding RSU awards.
(10)	The amounts reflect target 2024 annual cash incentive award.
(11)

Amounts reflect a lump sum payment in the amount of two times the sum of current base salary and target annual cash incentive award for the year in which termination occurs, payable six months following termination.

(12)

As of December 31, 2024, Ms. Ellingsen and Messrs. Bales and Brummer have met the age and service requirements to be eligible for retirement, but they have not met the notice requirement to be eligible for retirement. The payments set forth in the table above assume that Ms. Ellingsen and Messrs. Bales and Brummer have met the notice requirement as of December 31, 2024.

(13)

Amounts reflect vesting in the full number of earned PSUs for the 2022-2024 performance period (based on the closing price of our stock of $228.55 on February 18, 2025 for PSUs), vesting in the full number of earned PSUs for the 2023-2025 and 2024-2026 performance periods (calculated using target for purposes of the table above) and the immediate vesting of outstanding RSUs upon retirement.

(14)	Amounts reflect actual 2024 annual cash incentive award for Ms. Ellingsen and Messrs. Bales and Brummer.

CEO Pay Ratio

We determined that the 2024 annual total compensation of the individual identified in 2023 as our median compensated employee was $84,950; our CEO’s 2024 annual total compensation was $12,977,475, and the ratio of these amounts was 1-to-153.

In 2023, we identified our median employee for purposes of the pay ratio analysis, making the following assumptions:

•	We included all individuals (excluding our CEO) employed on December 31, 2023 who had received a W-2 from the Company during 2023;
•	We utilized W-2, Box 5 payroll data for 2023 as our consistently applied compensation measure, annualizing pay for those individuals employed less than a full calendar year.

With respect to the annual total compensation of the median employee, we identified and calculated the elements of such employee’s compensation for 2024 in accordance with SEC rules.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Republic Services, Inc. 2025 Proxy Statement	|	87

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Pay versus Performance
As required by Section 953(a) of the Dodd-Frank Act and Item 402(v) of Regulation
S-K,
we are providing the fo
llow
ing pay versus performance (“PVP”) table and related information, including “compensation actually paid” (as defined by the SEC and further described below) or “CAP”. For details about the Company’s pay-for-performance
philosophy and how the Compensation Committee makes its decisions about executive pay, you should refer to the CD&A.
PVP Table

										Value of Initial Fixed $100 Investment Based On:
Year	SCT Total for PEO (Slager) (1)	CAP to PEO (Slager) (1) (2)	SCT total for PEO (Vander Ark) (3)		CAP to PEO (Vander Ark) (2) (3)		Average SCT Total for Non-PEO NEOs (4)	Average CAP to Non-PEO NEOs (2) (4)		Total Shareholder Return	Peer Group (5) Total Shareholder Return	Net Income	Adjusted Free Cash Flow (6)
2024	N/A	N/A	$12,977,475		$20,468,108		$3,294,095	$4,864,144		$240.89	$159.72	$2,043	$2,183
2023	N/A	N/A	$11,834,857	(7)	$18,731,525	(7)	$3,422,399	$3,871,169	(7)	$195.82	$147.45	$1,731	$1,985
2022	N/A	N/A	$9,914,945	(7)	$11,495,079	(7)	$3,405,936	$3,591,775		$151.08	$129.72	$1,488	$1,742
2021	$15,027,945	$35,683,981	$7,873,660		$18,049,268		$3,365,003	$6,844,632		$161.01	$142.01	$1,290	$1,515
2020	$12,937,163	$13,522,931	N/A		N/A		$3,126,908	$3,370,672		$109.52	$119.37	$967	$1,236
(1)
Reflects compensation for our former Chief Executive Officer, Mr. Slager, who served as our Principal Executive Officer (PEO) throughout 2020 and part of 2021 until his retirement effective June 25, 2021.

(2)	CAP is calculated by making the following adjustments from the SCT totals as follows:
PEOs:

Item and Value Added (Deducted)	2024 Vander Ark	2023 Vander Ark	2022 Vander Ark	2021 Vander Ark	2021 Slager	2020 Slager
Summary Compensation Table Total	$12,977,475	$11,834,857	$9,914,945	$7,873,660	$15,027,945	$12,937,163
- SCT Stock Awards Column Value	($8,634,319)	($7,842,000)	($5,660,534)	($4,613,538)	($10,004,991)	($9,159,438)
+ Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year	$10,058,007	$9,643,993	$6,862,648	$8,543,250	$14,959,599	$7,904,205
+/- Change in Fair Value of Outstanding Equity Awards Granted in Prior Years	$3,411,151	$2,669,353	($131,216)	$5,164,238	$4,211,103	$516,319
+/- Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year	$2,343,100	$2,126,092	($686,831)	$902,692	$5,695,213	$503,251
+ Fair Value as of Vesting Date of Equity Awards Granted and Vested in Covered Year	$0	$0	$0	$0	$4,521,132	$0
+ Average Value of Dividends Paid on Equity Awards not Otherwise Reflected in Fair Value of Total Compensation	$312,694	$299,230	$1,196,067	$178,966	$1,273,980	$821,431
Compensation Actually Paid	$20,468,108	$18,731,525	$11,495,079	$18,049,268	$35,683,981	$13,522,931
Average
Non-PEO
NEOs:

Item and Value Added (Deducted)	2024	2023	2022	2021	2020
Summary Compensation Table Total	$3,294,095	$3,422,399	$3,405,936	$3,365,003	$3,126,908
- SCT Stock Awards Column Value	($1,742,349)	($1,751,778)	($1,670,511)	($1,673,751)	($1,717,272)
+ Year-End Fair Value of Outstanding Equity Awards Granted in Covered Year	$2,020,309	$1,550,800	$1,928,470	$3,219,620	$1,503,029
+/- Change in Fair Value of Outstanding Equity Awards Granted in Prior Years	$729,628	$571,552	($75,670)	$1,458,159	$255,451
+/- Change in Fair Value of Prior-Year Equity Awards Vested in Covered Year	$482,935	$594,990	($232,884)	$380,189	$86,107
+/- Change in Fair Value at the end of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	$0	($607,379)	$0	$0	$0
+ Average Value of Dividends Paid on Equity Awards not Otherwise Reflected in Fair Value of Total Compensation	$79,525	$90,585	$236,434	$95,412	$116,450
Compensation Actually Paid	$4,864,144	$3,871,169	$3,591,775	$6,844,632	$3,370,672
Pay versus performance measurement date fair values were determined based on the same methodology used for grant date fair value purposes. Restricted stock units were valued based on the closing stock price on the relevant measurement date. Performance stock units were valued using a fair value per share determined using a Monte Carlo model run on the relevant measurement date. On the vesting date, the final payout factor is applied to the closing stock price on that date.

88	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

(3)
Reflects compensation for our President and Chief Executive Officer, Mr. Vander Ark, who has served as our PEO since June 25, 2021. The compensation reflected includes Mr. Vander Ark’s pay as a non-PEO
NEO in 2021.

(4)	The Company’s non-PEO NEOs for 2020-2024 were:
2020:     Brian M. DelGhiaccio, Catharine D. Ellingsen, Charles F. Serianni, Timothy E. Stuart and Jon Vander Ark
2021:     Brian M. DelGhiaccio, Catharine D. Ellingsen, Jeffrey A. Hughes and Timothy E. Stuart
2022:     Brian M. DelGhiaccio, Brian A. Bales, Catharine D. Ellingsen and Timothy E. Stuart
2023:     Brian M. DelGhiaccio, Brian A. Bales, Gregg K. Brummer, Catharine D. Ellingsen and Timothy E. Stuart
2024:     Brian M. DelGhiaccio, Brian A. Bales, Gregg K. Brummer and Catharine D. Ellingsen
(5)
The Company has used its peer group from the CD&A for purposes of this comparison. The companies that comprised the peer group selected by the Talent & Compensation Committee in our CD&A were as follows:

Air Products and Chemicals, Inc., American Electric Power Company, Inc., Canadian National Railway Company, Canadian Pacific Kansas City Limited (formerly Canadian Pacific Railway Limited), Cintas Corporation, CSX Corporation, Ecolab Inc., Entergy Corporation, Fastenal Company, FedEx Corporation, J.B. Hunt Transport Services, Inc., Norfolk Southern Corporation, Ryder System, Inc., Sysco Corporation, W.W. Grainger, Inc., Waste Connections, Inc. and Waste Management, Inc.
(6)
The Company Selected Measure is adjusted free cash flow, as described in the CD&A section. Adjusted free cash flow is a non-GAAP
financial measure. For a reconciliation of adjusted free cash flow to its comparable GAAP measure, see “Reconciliation of GAAP to
Non-GAAP
Financial Measures” in the Annex on page 101.

(7)
For 2022 and 2023, SCT totals for PEO (Vander Ark) reflect recalculation of “All Other Compensation” relating to use of Company-owned aircraft in accordance with SEC rules and for 2023, Average CAP to Non-PEO NEOs reflects a recalculation of the fair value of equity awards to conform to the stated vesting of those awards.

The charts below describe the relationship between the PEO and other NEOs’ CAP to Company and Peer Group Total Shareholder Return, Net Income and Adjusted Free Cash Flow. In the case of Total Shareholder Return, amount assumes $100 invested on January 1, 2020 assuming reinvestment of all dividends.

Compensation Actually Paid vs Performance

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Compensation ($000s)
$300
$250
$200
$150
$100
$50
$-
Total Shareholder Return on $100 Invested at Beginning of Period
2020
2021
2022
2023
2024
PEO 1
PEO 2
NEO Avg
Co. TSR
Peer Group TSR

Compensation Actually Paid vs Net Income

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Compensation ($000s)
$3,000
$2,000
$1,000
$-
Net Income ($ Mil.)
2020
2021
2022
2023
2024
PEO 1
PEO 2
NEO Avg
Net Income

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Compensation Actually Paid vs Company Selected Measure (Adjusted Free Cash Flow)

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$-
Compensation ($000s)
$2,500
$2,000
$1,500
$1,000
$500
$-
Adjusted Free Cash Flow ($ Mil.)
2020
2021
2022
2023
2024
PEO 1
PEO 2
NEO Avg
Adjusted Free Cash Flow

Tabular List of Company Performance Measures
The table below lists in alphabetical order the financial performance measures that we believe represent the most important performance measures used to link CAP to our named executive officers to our performance for the most recently completed fiscal year. See our CD&A at pages 60-75 for a further discussion of these performance measures.
Adjusted Earnings Per Share
Adjusted Free Cash Flow
Cash Flow Value Creation
Return on Invested Capital
Total Shareholder Return
For a more comprehensive discussion of how the Talent & Compensation Committee views the relationship between named executive officer pay and performance, please see our CD&A at pages 60-75 of this Proxy Statement.

90	|	Republic Services, Inc. 2025 Proxy Statement

Proposals

Good neighbors
building strong neighborhoods
REPUBLIC SERVICES
National
Neighborhood
Promise®

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

PROPOSALS TO BE VOTED ON AT THE MEETING

Proposal 1: Election of Directors

The Board has nominated 12 directors (the “Nominees”) based on the recommendation of the Board’s Governance Committee. If elected, each director will hold office until our next annual meeting or until his or her successor is elected and qualified to serve on the Board. Each Nominee has consented to be named in this Proxy Statement and has agreed to serve as a director if elected.

The Board recommends a vote “FOR” the election of the 12 Nominees listed below:

DIRECTOR NAME	AGE	DIRECTOR SINCE	PRINCIPAL OCCUPATION
Manny Kadre (Chairman)	59	2014	CEO, Kollective Auto Group
Michael A. Duffy	55	2020	CEO, OnTrac
Thomas W. Handley	70	2016	Senior Advisor and former Chief Operating Officer of Cascade Asset Management Company, the investment office for William H. Gates III, and the Gates Foundation Trust

Jennifer M. Kirk	50	2016	CEO, Exubrion Therapeutics (beginning May 2025)
Michael Larson	65	2009	Chief Investment Officer for William H. Gates III and the Gates Foundation Trust

Norman Thomas Linebarger	62	2024	Chief Executive Officer, Energy Transformation, General Catalyst
Meg Reynolds	60	2023	Co-Founder and Principal, Westwood Global Investments
James P. Snee	58	2018	Chairman, President and CEO, Hormel Foods Corporation
Brian S. Tyler	58	2021	CEO, McKesson Corporation
Jon Vander Ark	49	2021	President and CEO of Republic Services, Inc.
Sandra M. Volpe	57	2016	Former Senior Vice President, Strategic Planning, Communications and Business Development Solutions, FedEx Ground
Katharine B. Weymouth	58	2018	Venture Partner, Blu Venture Investors

The Nominees who receive a majority of the votes cast by the holders of our common stock represented at the Annual Meeting, without giving effect to abstentions, will be elected directors. According to our Bylaws, “majority of the votes cast” means that the number of votes cast “for” a director’s election exceeds the number of votes cast “against” that director’s election (with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that director’s election).

Under our Bylaws, the number of directors is fixed from time to time by Board resolution and shall be not more than 13 (the majority of whom must be independent of Republic for purposes of the NYSE rules). Our Board currently consists of 13 directors; however, since Mr. Collins is not standing for re-election, there are only 12 Nominees named above. The Board has adopted a resolution reducing the size of the Board to 12 directors effective upon the Annual Meeting date. Proxies cannot be voted for a greater number of persons than the number of Nominees named in this Proxy Statement.

92	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 2: Advisory Vote on Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act and the related SEC rules, we are asking our shareholders to cast a vote to approve the compensation of our NEOs. This proposal, commonly referred to as a “say-on-pay” proposal, gives you the opportunity to approve, not approve, or abstain from voting on our NEO compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation principles, policies, and practices described in this Proxy Statement. Section 14A requires that we submit a proposal to shareholders similar to this one at least every three years. Based on the recommendation of our shareholders, we intend to submit a proposal similar to this one to our shareholders every year.

In considering your vote, you should review with care the information regarding our NEOs’ compensation appearing under the caption “Executive Compensation” on pages 52 through 90, including the CD&A beginning on page 55.

We have designed our executive compensation program to attract and retain our executives and to motivate them to increase shareholder value on both an annual and long-term basis primarily by improving our earnings and return on invested capital and generating increasing levels of free cash flow. The Talent & Compensation Committee believes our executive compensation program reflects a strong pay-for-performance philosophy and drives the alignment of shareholder and management interests.

Accordingly, we are submitting the following resolution for shareholder vote at the Annual Meeting:

“RESOLVED, that the shareholders of Republic approve, on an advisory basis, the compensation of Republic’s NEOs as disclosed in the proxy statement for the 2025 Annual Meeting under the heading “Executive Compensation,” including the Compensation Discussion & Analysis, the Summary Compensation Table, and the other tables and narrative disclosures set forth thereunder.”

The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to approve this proposal. Abstentions will have the effect of a vote against Proposal 2 and broker non-votes have no effect on the proposal. This vote is an advisory vote only, and the result will not be binding on us. Although the vote is non-binding, the Talent & Compensation Committee values shareholders’ opinions. Accordingly, the Talent & Compensation Committee will review the results of voting on this proposal, seek to determine the cause or causes of any significant negative voting results and consider those matters when making future NEO compensation decisions.

The Board recommends a vote “FOR” approval of the compensation of our NEOs.

Republic Services, Inc. 2025 Proxy Statement	|	93

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Proposal 3: Ratification of Independent Registered Public Accounting Firm

Our Audit Committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. This selection will be presented to the shareholders for ratification at the Annual Meeting. You may vote for, vote against, or abstain from voting with respect to this proposal. The affirmative vote of a majority of the holders represented at the Annual Meeting and entitled to vote is required to ratify the appointment. Abstentions will have the effect of a vote against Proposal 3. Broker non-votes have no effect on the proposal, however, we do not expect to receive broker non-votes on this proposal because the ratification of the appointment of our independent registered public accounting firm is a matter on which banks, brokers or other nominees are generally empowered to vote any shares for which a beneficial owner does not provide an instruction. If the shareholders do not ratify the appointment of Ernst & Young LLP, our Audit Committee may reconsider the selection of our independent registered public accounting firm.

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of our independent registered public accounting firm retained to audit our financial statements. The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for 2025. Ernst & Young LLP has been retained as our independent registered public accounting firm continuously since June 2002. The Audit Committee is responsible for the audit fee negotiations associated with our retention of Ernst & Young LLP. In order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee and the chair of the Audit Committee are directly involved in the selection of Ernst & Young LLP’s new lead engagement partner. The members of the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as our independent registered public accounting firm is in the best interests of the Company and our shareholders. Representatives of Ernst & Young LLP are expected to be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025.

94	|	Republic Services, Inc. 2025 Proxy Statement

Meeting Information

2522
REPUBLIC SERVICES
Sustainability in Action
TEIX23551

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Questions and Answers and Information about the Annual Meeting

WHAT IS THE RECORD DATE AND WHO MAY VOTE AT THE ANNUAL MEETING?

Our only voting stock currently outstanding is our common stock. You may vote if you were a holder of record of Republic common stock as of the close of business on March 24, 2025 (the “Record Date”). A list of stockholders will be available for any purpose germane to the meeting for a period of 10 days ending on the day before the meeting date.

The trustee of our 401(k) Plan will vote shares held in each participant’s account in accordance with instructions provided by the participant on a completed proxy card. If a participant does not provide a completed proxy card, the trustee of the 401(k) Plan will vote the shares in a participant’s account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

HOW DO I PARTICIPATE IN THE ANNUAL MEETING?

This year’s Annual Meeting will be held in a virtual format through a live webcast. You are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/RSG2025 you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or voting instruction form, or in the email sending you the Proxy Statement. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.

We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately fifteen minutes before the meeting on May 19, 2025. If you encounter difficulties accessing the virtual meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting page.

HOW DO I ASK A QUESTION AT THE MEETING?

Shareholders may submit questions during the Annual Meeting using the “Ask a Question” field on the virtual meeting website. You will need to log in with your control number found on the Notice of Internet Availability of Proxy Materials, the proxy card or the voting instruction form to submit a question.

During the Q&A session of the Annual Meeting, we will answer questions pertinent to meeting matters as they come in and as time permits. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered on our investor relations page at investor.republicservices.com under “2025 Annual Meeting of Shareholders” as soon as practicable following the meeting and will remain available for one week after posting. Please refer to our Meeting Rules of Conduct for more information on how to ask questions which will be available during the Annual Meeting at www.virtualshareholdermeeting.com/RSG2025.

WHAT WILL I BE VOTING ON?

The following proposals will be considered at the Annual Meeting:

•	election of directors (Proposal 1);
•	advisory vote to approve our named executive officer compensation (Proposal 2); and
•	ratification of the appointment of our independent registered public accounting firm for 2025 (Proposal 3).

HOW MANY VOTES DO I HAVE?

You will have one vote for every share of our common stock you owned as of the close of business on March 24, 2025.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

As of the Record Date, 312,468,671 shares of our common stock were outstanding and entitled to vote. A quorum is at least a majority of the voting power represented by the shares of our common stock, or 156,234,336 shares. Abstentions and broker shares, which are shares held in street name, that are voted as to any matter presented at the meeting will be included in determining the number of shares present or represented at the Annual Meeting. Broker shares that are not voted on any matter at the Annual Meeting will not be included in determining the number of shares present or represented. A quorum must be present or represented at the Annual Meeting for any action to be taken. If a quorum is not present or represented, the holders of a majority of the shares entitled to vote who are present or represented at the Annual Meeting, or the chairman of the meeting, may adjourn the Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced when the adjournment is taken, and no other notice will be given.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS, ASSUMING A QUORUM?

The affirmative vote of the majority of votes cast with respect to that director’s election at the Annual Meeting is required for the election of each director (Proposal 1). The affirmative vote of the holders of a majority of the voting power of the shares of common stock present or represented by proxy and entitled to vote is required for approval of Proposals 2 and 3.

96	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

HOW DO I VOTE?

The internet and telephone voting procedures have been designed to verify shareholders’ identities and allow shareholders to confirm their voting instructions have been properly recorded. Shareholders whose shares are held for them by brokers, banks or other nominees should follow the instructions provided by the nominees.

Submitting your proxy or voting instructions before the Annual Meeting will not affect your right to vote in person if you decide to attend the Annual Meeting. If, however, you hold your shares in street name, you must request a valid proxy from your broker, bank or other nominee to vote in person at the Annual Meeting.

Your vote is very important. Regardless of whether you plan to attend the Annual Meeting, please ensure that your vote is counted.

WHAT IF I DO NOT GIVE SPECIFIC VOTING INSTRUCTIONS?

Shareholders of Record. If you are a shareholder of record and you return a signed proxy card but do not indicate how you wish to vote on a particular matter, your shares will be voted in accordance with the Board’s recommendations on all matters presented in this Proxy Statement. Your shares will be voted as the proxy holders determine in their discretion regarding any matters not presented in this Proxy Statement that are properly presented for a vote at the Annual Meeting.

Beneficial Owners. If you are a beneficial owner and hold your shares in street name and do not provide your broker, bank or other nominee with voting instructions, the nominee will determine if it has the discretionary authority to vote on the particular matter. Under applicable rules, brokers have the discretion to vote on “routine” matters, but do not have discretion to vote on “non-routine” matters. The ratification of the appointment of our independent registered public accounting firm for 2025 (Proposal 3) is a matter considered “routine” under applicable rules. The election of directors (Proposal 1), and the advisory vote to approve named executive officer compensation (Proposal 2) are matters considered “non-routine” under applicable rules. Thus, there will likely be broker non-votes on Proposals 1 and 2.

401(k) Plan Participants. If you are a participant in our 401(k) Plan and do not provide the trustee with voting instructions, the trustee will vote the shares in your account in the same proportion that it votes shares for which it received valid and timely proxy cards from other participants or as otherwise required by applicable law.

WHAT ARE BROKER NON-VOTES?

The NYSE permits brokers to vote their customers’ shares on “routine” matters when the brokers have not received voting instructions from their customers. Brokers may not vote their customers’ shares on “non-routine” matters unless they have received voting instructions from their customers. Non-voted shares on non-routine matters are referred to as broker non-votes.

HOW ARE BROKER NON-VOTES AND ABSTENTIONS COUNTED?

Abstentions and broker non-votes will have no effect on Proposal 1, as the election is determined by counting the votes actually cast where abstentions and broker non-votes are not treated as votes cast. Abstentions will have the effect of a vote against Proposals 2 and 3, as the standard for the approval of these proposals is a majority of shares present and entitled to vote, and broker non-votes have no effect on these proposals.

CAN I CHANGE MY VOTE?

Yes. If you have submitted your proxy, you may revoke your proxy at any time until it is voted at the Annual Meeting. If you are a shareholder of record, you may do this in one of three ways: (1) you can send us a written notice stating that you would like to revoke your proxy; (2) you can complete and submit a new proxy card, or cast a new vote by telephone or internet; or (3) you can attend the Annual Meeting and vote in person. Your attendance alone, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the procedure provided by your broker to change these instructions.

DO I NEED TO ATTEND THE ANNUAL MEETING?

No. Although you are welcome to attend virtually, it is not necessary for you to log on to the Annual Meeting to vote your shares.

Republic Services, Inc. 2025 Proxy Statement	|	97

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

The Board recommends you vote:

FOR the election of the 12 nominees to the Board (Proposal 1)	FOR approval of our named executive officer compensation (Proposal 2)	FOR ratification of the appointment of our independent registered public accounting firm (Proposal 3)

WHERE CAN I FIND MORE INFORMATION ABOUT REPUBLIC?

We file reports and other information with the SEC. This information is also available at our website at www.RepublicServices.com (click on “Investors”) and at the SEC’s website at www.sec.gov.

The information contained on, or that may be accessed through, our website is not a part of, or incorporated by reference in this Proxy Statement.

WHO CAN HELP ANSWER MY QUESTIONS?

If you have questions about the Annual Meeting or the proposals, or need help voting your shares, you can call Innisfree M&A Incorporated, which is the firm assisting us with our proxy solicitation, toll-free at (888) 750-5834.

EXPENSES OF SOLICITATIONS

Republic will bear the cost of soliciting proxies. In addition to solicitations by mail, our employees may solicit proxies in person or by telephone without additional compensation. We will pay all costs of solicitation, including certain expenses of brokers and nominees who mail proxy materials to their customers or principals. Also, we have engaged Innisfree M&A Incorporated to help in the solicitation of proxies for a fee of approximately $25,000 plus associated costs and expenses.

PROXY STATEMENT MAILING INFORMATION AND HOUSEHOLDING

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials to one address shared by two or more shareholders. This delivery method is referred to as “householding” and can result in cost savings for us. We deliver a single package containing Notices of Internet Availability of Proxy Materials to multiple shareholders who share an address. If you prefer to receive separate packages containing the Notices of Internet Availability of Proxy Materials, or if you currently are a shareholder sharing an address with another shareholder and wish to receive only one package containing future Notices of Internet Availability of Proxy Materials for your household, please contact Broadridge, toll free at 1-866-540-7095. You may also write to: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

As permitted by SEC rules, we are making our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 available in digital form online. On or about April 7, 2025, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K and how to vote online. Shareholders who receive the notice will not receive a printed copy of the proxy materials in the mail. If you would like to receive a printed copy, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR OUR 2026 ANNUAL MEETING

Any shareholder who wishes to present a proposal for action at our next annual meeting of shareholders, presently scheduled for May 2026, or who wishes to nominate a candidate for our Board, must submit such proposal or nomination in writing to: Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. The proposal or nomination should comply with the time period and information requirements as set forth in our Bylaws relating to shareholder business or shareholder nominations, as applicable. Shareholders interested in submitting a proposal for inclusion in the proxy statement for the 2026 annual meeting of shareholders may do so by following the procedures prescribed in our Bylaws and in accordance with the applicable rules under the Exchange Act. Shareholder proposals must be received by our Corporate Secretary:

•	no later than December 8, 2025, if the proposal is submitted for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act;

•	between January 19, 2026 and February 18, 2026, if the proposal is submitted under our Bylaws, in which case we are not required to include the proposal in our proxy materials; or

•	between November 8, 2025 and December 8, 2025, if the proposal is submitted pursuant to our proxy access Bylaw provision.

98	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

MISCELLANEOUS MATTERS

Our Annual Report on Form 10-K covering the fiscal year ended December 31, 2024 is available electronically with this Proxy Statement. It contains financial and other information about us, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act. The information contained in the “Talent & Compensation Committee Report,” the “Audit Committee Report” or any hyperlinks contained in this Proxy Statement shall not be deemed “filed” with the SEC or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

We will mail upon written request, without charge, to each shareholder of record as of the Record Date, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to Attention: Office of the Corporate Secretary, Republic Services, Inc., 18500 North Allied Way, Phoenix, Arizona 85054. Our Annual Report on Form 10-K and exhibits thereto also are available on our website at www.RepublicServices.com or at the SEC’s website at www.sec.gov.

You are again invited to attend the Annual Meeting. We will hold the virtual Annual Meeting at 10:30 a.m., Pacific Time, on Monday, May 19, 2025 online at www.virtualshareholdermeeting.com/RSG2025.

Other than the items described herein, management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the proxy shall vote the proxies in their discretion in the manner they believe to be in our best interest. We have prepared the accompanying form of proxy at the Board’s direction and provide it to you at the Board’s request. Your Board has designated the proxies named therein.

Republic Services, Inc. 2025 Proxy Statement	|	99

Annex

2522
REPUBLIC SERVICES
Sustainability in Action
This truck runs on electricity

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Annex—CD&A APPENDIX

Reconciliation of GAAP to Non-GAAP Financial Measures

ADJUSTED DILUTED EARNINGS PER SHARE	FY 2022	FY 2023	FY 2024

Diluted earnings per share—as reported	$4.69	$5.47	$6.49

Loss (gain) on extinguishment of debt and other related costs	—	—	(0.01)

Restructuring charges	0.06	0.08	0.07

Loss (gain) on business divestitures and asset impairments, net	(0.01)	(0.03)	(0.07)

Settlement and withdrawals on pension plans	—	0.01	(0.02)

US Ecology acquisition integration and deal costs	0.19	0.08	—

Diluted earnings per share—as adjusted	$4.93	$5.61	$6.46

ADJUSTED FREE CASH FLOW (IN MILLIONS)	FY 2022	FY 2023	FY 2024

Cash provided by operating activities	$3,190	$3,618	$3,936

Property and equipment received	(1,553)	(1,717)	(1,818)

Proceeds from sales of property and equipment	33	29	47

Divestiture related tax (payments) benefits	2	1	—

Cash tax benefit for debt extinguishment and other related costs	—	—	(1)

Adjustment to withdrawal liability for a multiemployer pension fund, net of tax	2	—	—

Restructuring payments, net of tax	15	29	19

US Ecology acquisition integration and deal costs, net of tax	53	25	—

Free cash flow—as adjusted	$1,742	$1,985	$2,183

ADJUSTED EBITDA (IN MILLIONS)	FY 2022	FY 2023	FY 2024

Net Income attributable to Republic Services, Inc.	$1,488	$1,731	$2,043

Net income attributable to non-controlling interests	—	—	1

Provision for income taxes	344	460	388

Other (income) expense, net	2	(7)	(23)

Interest income	(3)	(6)	(9)

Interest expense	395	508	539

Depreciation, amortization and depletion	1,352	1,501	1,677

Accretion	89	98	107

Loss from unconsolidated equity method investment	166	94	255

Loss on extinguishment of debt and other related costs	—	—	2

Restructuring charges	27	33	29

Loss (gain) on business divestitures and impairments, net	(6)	(4)	(30)

Adjustment to withdrawal liability for a multiemployer pension fund	(2)	5	—

US Ecology acquisition integration and deal costs	77	34	—

Adjusted EBITDA	$3,929	$4,447	$4,979

Republic Services, Inc. 2025 Proxy Statement	|	101

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for Annual Incentive Performance Measures and GAAP Reconciliation

EARNINGS PER SHARE MEASURE	FY 2022	FY 2023	FY 2024

Diluted earnings per share—as reported	$4.69	$5.47	$6.49

Loss (gain) on extinguishment of debt and other related costs	—	—	(0.01)

Restructuring charges	0.06	0.08	0.07

Settlement and withdrawals on pension plans	—	0.01	(0.02)

Loss (gain) on business divestitures and asset impairments, net	(0.01)	(0.03)	(0.07)

US Ecology acquisition integration and deal costs	0.19	0.08	—

Benefit from RNG tax credit	—	—	(0.05)

Earnings per share measure	$4.93	$5.61	$6.41

FREE CASH FLOW MEASURE (IN MILLIONS)	FY 2022	FY 2023	FY 2024

Cash provided by operating activities	$3,190	$3,618	$3,936

Property and equipment received	(1,553)	(1,717)	(1,818)

Proceeds from sales of property and equipment	33	29	47

Divestiture related tax (payments) benefits	2	1	—

Cash tax benefit for debt extinguishment and other related costs	—	—	(1)

Adjustment to withdrawal liability for a multiemployer pension fund, net of tax	2	—	—

Restructuring payments, net of tax	15	29	19

US Ecology acquisition integration and deal costs, net of tax	53	25	—

Free cash flow measure	$1,742	$1,985	$2,183

102	|	Republic Services, Inc. 2025 Proxy Statement

PROXY SUMMARY	BOARD AND GOVERNANCE	EXECUTIVE COMPENSATION	PROPOSALS	MEETING INFORMATION	ANNEX

Calculation of Actual Results for 2022-2024 PSU Performance Measures*

THREE YEAR CASH FLOW VALUE CREATION MEASURE (IN MILLIONS)	FY 2022	FY 2023	FY 2024

Net Income per LTI definition	$1,543	$1,751	$1,997

Add: after tax interest expense per LTI definition	318	394	451

Add: DD&A and accretion	1,441	1,599	1,784

Operating cash flow	3,302	3,744	4,232

Less: capital charge	(1,584)	(1,772)	(1,878)

Cash flow value creation	$1,718	$1,972	$2,354

Three year cash flow value creation measure			$6,044

THREE YEAR RETURN ON INVESTED CAPITAL MEASURE (IN MILLIONS EXCEPT WHERE NOTED AS A PERCENTAGE)	FY 2022	FY 2023	FY 2024

Net Income per LTI definition	$1,543	$1,751	$1,997

Add: after tax interest expense per LTI definition	318	394	451

Adjusted net income	1,861	2,145	2,448

Average net assets per LTI definition	$19,806	$22,153	$23,473

Return on Invested Capital	9.4%	9.7%	10.4%

Sum of three year adjusted net income			$6,454

Sum of three year average net assets			$65,432

Three year return on invested capital			9.9%

*

ROIC and CFVC are adjusted to exclude gains or losses (or related impairments) from divestitures, impairments of goodwill and other costs and impairments resulting from exiting a business, losses recorded on the extinguishment of debt instruments, gains or losses associated with withdrawal from or termination of one or more benefit plans, certain acquisition and integration costs, certain tax benefits, material changes caused by new accounting rules or new interpretations of previous accounting rules and other similar events or circumstances.

Republic Services, Inc. 2025 Proxy Statement	|	103

REPUBLIC SERVICES

Sustainability in Action

18500 N. Allied Way · Phoenix, Arizona 85054 · 480-627-2700 · RepublicServices.com

PRINTED WITH SOY INK

FSC MIX Paper | Supporting responsible forestry FSC® C132107

REPUBLIC SERVICES, INC. ATTN: INVESTOR RELATIONS 18500 NORTH ALLIED WAY PHOENIX, AZ 85054 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 18, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 14, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/RSG2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 18, 2025 for shares held directly and by 11:59 P.M. Eastern Time on May 14, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V67292-P25471 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY REPUBLIC SERVICES, INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: For Against Abstain 1a. Manny Kadre 1b. Michael A. Duffy 1c. Thomas W. Handley 1d. Jennifer M. Kirk 1e. Michael Larson 1f. Norman Thomas Linebarger 1g. Meg Reynolds 1h. James P. Snee 1i. Brian S. Tyler 1j. Jon Vander Ark 1k. Sandra M. Volpe 1l. Katharine B. Weymouth The Board of Directors recommends you vote FOR the following proposal: 2. Advisory vote to approve our named executive officer compensation. The Board of Directors recommends you vote FOR the following proposal: 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. NOTE: In the discretion of the Proxies named herein, the Proxies are authorized to vote upon such other matters as may properly come before the meeting (or any adjournment or postponement thereof). Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V67293-P25471 PROXY REPUBLIC SERVICES, INC. This proxy is solicited on behalf of the Board of Directors Jon Vander Ark and Catharine D. Ellingsen, or either of them, with the power of substitution, are hereby authorized to vote all shares of common stock which the undersigned would be entitled to vote if personally present at the virtual Annual Meeting of Shareholders of Republic Services, Inc. to be held at 10:30 a.m., Pacific Time, on May 19, 2025 via webcast at www.virtualshareholdermeeting.com/RSG2025 or any postponements or adjournments of the meeting, as indicated hereon. This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR each of the nominees for director listed herein; FOR approval of the compensation of our named executive officers; and FOR ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025. As to any other matters, the Proxies shall vote in accordance with their discretion. The undersigned hereby acknowledges receipt of the Notice of the 2025 Annual Meeting of Shareholders, the Proxy Statement, and the Annual Report. PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. Continued on reverse side